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                                     CIRCUIT CITY













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                                     Chico Crossroads Shopping Center, Chico, CA





                                        LEASE

                                       between

                              CIRCUIT CITY STORES, INC.,

                                      as Tenant

                                         and

                            CHICO CROSSROADS CENTER, LTD.,
                          A CALIFORNIA LIMITED PARTNERSHIP,

                                     as Landlord

                               dated February 15, 1994




                           CHICO CROSSROADS SHOPPING CENTER









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                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----
1.  Leased Property...........................................................1

2.  Construction of Building and Improvements.................................2

3.  Lease Term................................................................2

4.  Rent......................................................................4

5.  Development of Shopping Center by Landlord................................5

6.  Easements.................................................................6

7.  Common Areas and Common Area Maintenance..................................8

8.  Signs and Communications Equipment.......................................13

9.  Taxes....................................................................13

10. Maintenance, Repairs and Replacements....................................16

11. Payment of Utility Bills.................................................17

12. Alterations..............................................................18

13. Mechanics' Liens.........................................................18

14. Insurance................................................................19

15. Damages by Fire or Other Casualty........................................24

16. Condemnation.............................................................28

17. Assignment and Subletting................................................30

18. Use......................................................................31

19. Warranties and Representations...........................................32

20. Estoppel Certificates....................................................39

21. Subordination, Non-Disturbance and Attornment............................39

22. Change of Landlord.......................................................40

23. Tenant's Financing.......................................................41


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                                                                            Page
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24. Tenant's Property and Waiver of Landlord's Lien..........................41

25. Memorandum of Lease; Commencement Date Agreement.........................41

26. Expiration of Term and Holding Over......................................42

27. "For Rent" Signs.........................................................43

28. Force Majeure............................................................43

29. Events of Tenant's Default...............................................43

30. Landlord's Remedies......................................................44

31. Events of Landlord's Default; Tenant's Remedies..........................46

32. Waiver...................................................................47

33. Compliance with Applicable Laws..........................................47

34. Notices................................................................. 47

35. Brokers..................................................................48

36. Miscellaneous............................................................49

37. Effectiveness of Lease; Tenant's Right to Terminate......................52

38. Confidentiality..........................................................55


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                                                                            Page
                                                                            ----

                                       EXHIBITS

"A"           Site Plan

"A-1"         Shopping Center Legal Description

"B"           Index of Definitions

"C"           Construction Provisions

"D"           Removable Trade Fixtures

"E"           Sign Plans and Criteria

"F"           Permitted Encumbrances

"F-1"         Permitted Title Encumbrances

"G"           Subordination, Non-Disturbance and Attornment Agreement

"H"           Memorandum of Lease

"I"           Commencement Date Agreement

"J"           Supplemental Site Plan Showing Portion of the Shopping Center As

              Constructed As Well As The Land And Construction Area

"K"           Prior Leases

"L"           Tenant Improvement Allowance Reimbursement Criteria

"M"           Tentative Vesting Parcel Map

"N"           Disclosed Environmental Reports

                                               [Chico Crossroads Shopping Center
                                                              Chico, California]


                                        LEASE

    This LEASE is made as of the 15 day of February, 1994, by and between CHICO CROSSROADS CENTER, LTD., a California Limited Partnership ("Landlord"), and CIRCUIT CITY STORES, INC., a Virginia corporation having an address at 9950 Mayland Drive, Richmond, Virginia 23233 ("Tenant").

                                      WITNESETH:

    That for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. LEASED PROPERTY. Landlord demises and leases to Tenant and Tenant leases and takes from Landlord all those certain "Premises" consisting of the "Building" and "Other Improvements" (both as defined in paragraph 2), as and when same are constructed, together with exclusive rights in the four (4) parking spaces labelled "Customer Pick-Up" adjacent to the Building as shown on the Supplemental Site Plan (provided such spaces are approved by the City's Architectural Review Board) and with the easements described in paragraph 6 below, all located in the "Shopping Center" (herein so called), which consists of that certain real property with buildings and improvements constructed or to be constructed thereon, located at the southeast corner of Whitman Avenue and 20th Street, lying and being in the City of Chico (the "City"), County of Butte, State of California (the "State"), and more particularly shown on EXHIBIT "A" hereto (the "Site Plan") and described by metes and bounds or platted lot legal description on EXHIBIT "A-1" attached hereto and made a part hereof for all purposes. The Building and Other Improvements will be located on an approximately 23,014 square foot parcel (the "Land") to be delivered by Landlord, as more particularly shown (approximately) outlined in red on the Supplemental Site Plan. All of the Shopping Center exclusive of the Premises is "Landlord's Premises". The description of the Premises may be adjusted in accordance with Tenant's final bid set of Plans and Specifications as described in EXHIBIT "C" attached hereto. Tenant's exclusive right to the "Customer Pick-Up" spaces shall be subject to the rights of tenants under leases of space in the Shopping Center executed and delivered prior to the date of this Lease, as said leases may be from time to time be extended and/or renewed (the "Prior Leases"). A list of the Prior Leases is


                                          1

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attached hereto as EXHIBIT "K".  If the tenant under any such Prior Lease has the right to prohibit such exclusive use and objects to the use of said Customer Pick-Up spaces, Tenant shall immediately cease displaying signage indicating that such spaces are for Tenant's customers only. In all events, Landlord shall use its best efforts to obtain consents from the tenants under the Prior Leases to the extent required.

    2. CONSTRUCTION OF BUILDING AND IMPROVEMENTS. Commencing immediately upon "delivery of the Land" (as defined in the Construction Provisions (herein so called) attached hereto as EXHIBIT "C" and incorporated herein by reference for all purposes), Tenant shall have the right and obligation as provided in the Construction Provisions to construct within the Shopping Center a one-story retail building, containing approximately 23,014 square feet of ground-floor gross leasable area, with provisions for customer pickup, delivery and car stereo installation facilities, initially for use as a Circuit City Store (the "Building"), together with loading ramps, detector check valves and vaults, sidewalks, trash compactor, transformer pad and other such appurtenances and improvements (collectively, the "Other Improvements"), as more particularly set forth in the Construction Provisions. Said Building shall be equipped with an automatic fire sprinkler system. The Building and Other Improvements are sometimes collectively referred to herein as the "Improvements". The Improvements shall be constructed in accordance with the "Plans and Specifications" to be prepared by Tenant and approved by Landlord as specified in the Construction Provisions. Except as otherwise provided herein, title to the Improvements shall be transferred to Landlord upon full payment of the "Tenant Improvement Allowance", as defined in the Construction Provisions.

    3. LEASE TERM. Subject to the conditions to the effectiveness of this Lease set forth in paragraph 37, the construction term (the "Construction Term") of this Lease shall commence on the date of Landlord's delivery of the Land to Tenant in accordance with, and in the condition specified in, the Construction Provisions, and shall end on the "Commencement Date" (as defined below). The main term (the "Main Term") of the Lease shall commence on the earlier of (i) 210 days following "delivery of the Land," which shall occur no earlier than March 1, 1994 and, subject to force majeure, no later than June 15, 1994, provided Tenant has obtained the approval of the Architectural Review Board of the City of Chico as well as Landlord's approval of Tenant's Plans and Specifications necessary for the construction of the Improvements or (ii) Tenant's opening for business (the "Commencement Date") and shall end on the last day of January following the twentieth (20th) anniversary of the Commencement Date; provided, however, the Commencement Date is subject to adjustment as described in EXHIBIT "C". If Tenant, after exercising its best efforts, without economic concern, is unable to obtain

                                          2

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the necessary permits for the construction of the Improvements and/or
Tenant's occupancy therein, Landlord shall, at Tenant's election, join Tenant, both financially and in name, in pursuing a claim against the City of Chico and/or subdivision thereof, as the case may be, for its failure to provide Tenant the necessary permit(s). In all events, if Tenant is unable to obtain the requisite authorization within one (1) year following its submittal of the approved Plans and Specifications, Tenant shall have the right to terminate this Lease within sixty (60) days following the expiration of said one (1) year period. In the event Tenant terminates the Lease, Tenant shall reimburse Landlord for all out-of-pocket costs incurred by Landlord in the "delivery of the Land," supported by adequate back-up documentation, including, but not limited to, the relocation and buy-out costs of tenants necessary to facilitate the "delivery of the Land" to Tenant, as well as lost rents from such tenants which were bought out, which costs shall in no event exceed Four Hundred Twenty-Five Thousand and NO/100 Dollars ($425,000.00).

    In addition to the Main Term, Tenant shall have the option (a "Renewal Option") to renew and extend the Lease for five (5) consecutive five (5) year periods (the "Option Periods") immediately following the Main Term, at the rent specified below. Tenant shall give Landlord written notice of its election to exercise any Renewal Option at least one hundred eighty (180) days prior to the expiration of the Main Term or any then-current Option Period, as applicable; provided, however, that in order to avoid any forfeiture or inadvertent lapse of such Renewal Option, if Tenant shall fail to give any such notice within the one hundred eighty (180) day time limit and shall not have given Landlord prior written notice of its intent not to exercise its Renewal Option, then and as often as the same shall occur, Tenant's right to exercise such Renewal Option shall nevertheless continue, as shall its tenancy hereunder (under the same terms and conditions as theretofore in effect and notwithstanding that the Main Term or then-current Option Period shall have expired), until ten (10) business days after Landlord shall have given Tenant a written notice of Landlord's election to terminate the Renewal Option, during which period Tenant may exercise its Renewal Option at any time prior to the expiration of such ten (10) business day period. Upon the giving of notice of renewal and extension in accordance with the foregoing provisions, the Term (defined below) of this Lease shall thereupon be renewed and extended in accordance with such notice without further act by Landlord or Tenant, the same as if such notice had been timely given hereunder. Notwithstanding the foregoing, it shall be a condition precedent to Tenant's right to exercise a renewal option that no "Event of Default" occurring prior to such exercise remains uncured; provided, however, if the "Event of Default" is of a non-monetary nature, Tenant may exercise the Renewal Option if litigation has

                                          3

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commenced regarding said defaults.  In the event the above-referenced litigation results in a decision adverse to Tenant, Tenant's exercise of the Renewal Option shall be deemed void unless Tenant has promptly commenced to cure such default following the decision and pays to Landlord the amount of award, if any, plus attorney's fees and costs to the extent required hereunder.

    The Construction Term, Main Term and Option Periods are, collectively, the "Term". The term "Lease Year" shall mean each successive period of twelve (12) consecutive calendar months, commencing on the first day of each February during the Term, except that the first Lease Year shall commence on the Commencement Date and shall end on the last day of January following the first anniversary of the Commencement Date.

    4.   RENT.

         (a) BASE RENT. During the Construction Term, Tenant shall have no rental obligations nor shall Tenant be responsible for any Real Estate Taxes (as defined in paragraph 9) or CAM Charges (as defined in paragraph 7) or any similar costs, fees, rentals or expenses. Tenant agrees to pay base rent ("Base Rent") for the Premises in the amounts and in the manner specified hereunder, commencing (subject to the provisions of paragraphs 3 and 4 of the Construction Provisions) on the Commencement Date.

    Tenant shall pay Base Rent in equal monthly installments, without offset or deduction, except as specifically permitted by this Lease, in advance on the first day of each succeeding calendar month throughout the Term, with appropriate proration for any partial calendar month or Lease Year, to the address given for Landlord in paragraph 34 hereof, unless Landlord shall give Tenant written notice of a change of address or of the party to whom such rents shall be payable along with written documentation reasonably satisfactory to Tenant of such party's right to receive payment hereunder. Unless adjusted as provided in paragraph 3 of the Construction Provisions, Base Rent shall be paid pursuant to the following schedule:

              (i) FIRST FIVE YEARS. During the first sixty (60) full calendar months of the Main Term, Tenant shall pay annual Base Rent in the amount of $10.00 times the ground-floor gross leasable square footage contained in the Building (as measured from the exterior boundary of exterior building walls) (the "Initial Base Rent"), payable in equal monthly installments.
    In determining the ground-floor gross leasable square footage of the Building, the parties agree that the figure shall be as set forth in Tenant's approved Plans and Specifications. If any Lease Year is other than twelve (12) months in length, annual Base Rent during such Lease Year shall be the product of the applicable monthly Base Rent


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    times the number of months in such Lease Year, with appropriate proration for any partial calendar month therein.

              (ii) INCREASES IN BASE RENT. Annual Base Rent shall increase on the first day of the sixty-first (61st) full calendar month of the Main Term, over the Initial Base Rent charged hereunder by the lesser of ten percent (10%) or one and one-half (1-1/2) times the percentage increase in the "CPI-U" (as defined below) during the sixty (60) month period ending on the first three (3) months preceding said adjustment date. As used herein, the CPI-U shall be the United States Department of Labor, Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, U.S. City Average. If at any time during the Term the CPI-U shall be discontinued, Landlord and Tenant shall mutually and reasonably agree to substitute an existing official index published by the Bureau of Labor Statistics or its successor or another, similar governmental agency, which index is most nearly equivalent to the CPI-U. Furthermore, Annual Base Rent shall increase on the first day of the one hundred twenty-first (121st) full calendar month of the Main Term and each five (5) years thereafter throughout the Term (each such date of Base Rent adjustment being hereinafter referred to as an "Adjustment Date"), over the Initial Base Rent by the lesser of twelve percent (12%) or one and one-half (1-1/2) times the percentage increase in the CPI-U.

    5. DEVELOPMENT OF SHOPPING CENTER BY LANDLORD. Landlord covenants that the location of buildings and other tenant space therein will only be within the "Permissible Building Areas" as shown on the Site Plan, and the parking ratio for the Shopping Center shall be at least as shown thereon, but in no event shall said ratio be less than the greater of (i) three and one-half (3-1/2) spaces per 1,000 square feet of gross leasable area (excluding mezzanine space and outside sales area) or (ii) that required by applicable zoning requirements. All such parking shall be at ground level. Following the commencement of the Construction Term, Landlord shall not permit construction traffic over the Premises, and Landlord shall refrain from interfering with the conduct of Tenant's construction and business. Landlord shall keep and maintain or cause the improvements and the "Common Areas" (as defined in paragraph 7(a)) in the Shopping Center to be kept and maintained in good condition and repair, ordinary wear and tear excepted, and shall not operate, or permit to be operated, in the Shopping Center any activity which constitutes a nuisance, overburdens the available utilities, or violates any of the "Site Covenants" contained in subparagraph 19(a)(ix) or the prohibited activities set forth in subparagraph 19(a)(viii).

     6. EASEMENTS. In addition to and simultaneously with the lease of the Premises, Landlord grants to Tenant certain nonexclusive leasehold easements over or upon certain areas of Landlord's Premises, as set forth below, which easements shall run as covenants with Landlord's Premises and the Premises during the Term and shall expire or terminate simultaneously with this Lease, except as provided below.

          (a) CONSTRUCTION EASEMENTS. For the period of Tenant's construction of the Improvements, and any renovation or reconstruction thereof, Landlord grants to Tenant a nonexclusive easement over the hatched portion of the Common Area (as defined in paragraph 7(a) below) shown on the Site Plan for the purpose of construction access to the Premises. In addition, Landlord grants to Tenant for the period in which Tenant is engaged in the initial construction of the Improvements as well as any reconstruction pursuant to paragraph 15 hereof, an exclusive easement for a construction staging area (the "Staging Area") within the area designated "Staging Area" on the Supplemental Site Plan for Tenant's use in constructing the Improvements. Tenant's use of the construction easements under this paragraph 6(a) shall be subject to the requirements of paragraph 2(a) of the Construction Provisions.

          (b) FOOTING AND FOUNDATION EASEMENTS. Landlord grants to Tenant, and Tenant grants to Landlord, easements and rights in Landlord's Premises and the Premises, as appropriate (i) for the construction and maintenance of foundations, footings, supports and demising walls; (ii) to allow their respective buildings to abut and connect (but not to bear structurally upon each other unless and except as otherwise provided herein); (iii) for roof projections, allowing the grantee to tie its building into the adjoining building by flashing and reglets; and (iv) for unintentional encroachments not to exceed three (3) feet beyond that indicated in Tenant's approved Plans and Specifications which reasonably occur in the construction of the building components set forth in subparagraphs (i) through (iii) above. No such attachment or connection shall be made, however, unless detailed plans therefor shall have been timely submitted to and approved by the party to whose building the attachment is to be made, which approval shall not be unreasonably withheld. No such attachment or connection shall impede Landlord's ability to separately insure the building designated "C" on the Site Plan from the improvements within the Shopping Center.

          (c) UTILITY EASEMENTS. During the Term, upon prior reasonable request of Tenant (following the initial "Landlord Work" as set forth in the Construction Provisions), Landlord agrees to obtain, if required for the construction of the Improvements, such underground, public or private utility easements as Tenant reasonably deems necessary, without unreasonably interfering with the use by Landlord


                                        6
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of the Common Areas, for the benefit of the Premises.  For the purpose of exercising the rights granted in this subparagraph 6(c), Tenant and/or the utility provider shall have the right to enter upon and use the Common Areas to install the utility systems, to such extent and so long as reasonably necessary to accomplish such purpose, subject to restoration of the Common Areas following such installation and any other reasonable conditions and requirements imposed by Landlord.

          (d) COMMON AREA EASEMENT. During the Term, Landlord grants to Tenant, for the benefit of the Premises, the nonexclusive right, privilege and easement (the "Common Area Easement") to use the Common Areas for their intended purposes and to permit Tenant and its employees, agents, subtenants, assignees, licensees, suppliers, customers and invitees to use the same, in common with Landlord, its successors, assigns, employees, agents, lessees, licensees, suppliers, customers and invitees and all other persons claiming by or through them, for the purposes (without limitation) of parking and pedestrian, service and vehicular access, ingress and egress to, from and between the Premises and the Landlord's Premises and the streets and highways abutting and adjacent to the Shopping Center, in accordance with the Site Covenants, without payment of any fee or other charge therefor, except pursuant to paragraph 7(b) below. It is specifically agreed that with respect to the parking spaces designated on the Site Plan as Tenant's "Customer Pick-Up", notwithstanding the fact the same are in, and constitute a part of, the "Common Areas", such parking spaces shall be used exclusively by Tenant's customers, invitees and patrons, subject to paragraph 1 above. In addition, Tenant shall have the right, subject to obtaining any required approvals from tenants of Prior Leases to use such sidewalks as are immediately adjacent to Tenant's Improvements and within Tenant's Parking Lot Sales Area as shown on the Supplemental Site Plan for "sidewalk sales", seasonal and promotional sales and other sales customary to Tenant's business operations. Landlord represents that the only approvals required under Prior Leases for sidewalk sales on the sidewalks immediately adjacent to the Improvements are approvals of the tenants of the building spaces designated "B", "D" and "H" on the attached Site Plan, provided that such activities do not unreasonably interfere with the use of said sidewalks or pedestrian traffic. Seasonal and promotional sales and other sales from Tenant's Parking Lot Sales Area shall not exceed fourteen (14) days per Lease Year, in the aggregate. Tenant shall be responsible for cleaning such sales area during and following such use and for the repair of any damages, ordinary wear and tear excepted, resulting from such use.

          (e) NON-DEDICATION. None of the easements granted by the parties to this Lease is intended, nor shall any of them be construed, as a dedication of any portion


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of the Shopping Center for public use, and the parties will refrain from taking any action which would cause such a dedication and will take whatever steps may be necessary to avoid any such dedication, except as may be agreed upon in writing by the parties hereto or their respective successors or assigns.

          (f) RULES AND REGULATIONS. Tenant's use of the above easements shall be subject to such reasonable, non-discriminatory rules and regulations governing use which Landlord may from time to time prescribe in writing, including the designation of specific areas within the Shopping Center in which automobiles owned by Shopping Center tenants and their employees, subtenants, licensees and concessionaires shall be parked, which shall include a reasonable number of parking spaces in reasonable proximity to the Tenant's Improvements for use by Tenant and Tenant's employees, subtenants, licensees and concessionaires; provided, however, Landlord's designation of the parking for Tenant's employees shall be subject to the prior approval of Tenant, which approval shall not be unreasonably withheld, and in no event shall the employee parking of any other tenant in the Shopping Center be located within Tenant's Preferred Area. Such rules and regulations may include without limitation the restriction of designated areas for drive-thru-bank, savings, restaurant and other drive-thru facilities and for seasonal or promotional sales activities outside of Tenant's Preferred Area and for sidewalk sales and the designation of certain parking spaces immediately adjacent to a store for the exclusive use of the patrons of such store. Landlord shall not be responsible for the failure of any other Shopping Center occupant to comply with said rules and regulations. Tenant acknowledges that Landlord does not have the right to require the occupants of the building areas designated "B" and "D" on the Site Plan to comply with employee parking rules and regulations and that the occupant of the building are designated "H" on the Site Plan has the reasonable right of approval over the location of designated employee parking spaces. Certain tenants under Prior Leases have similar approval rights as to employee parking spaces established nearby their stores. Landlord reserves the right to construct low-rise monument signs within landscaped areas or adjacent to buildings for use by other occupants selected by Landlord, whether or not shown on the Site Plan; however, without the prior written consent of Tenant, such signs may not be placed in Tenant's Preferred Area.

     7.   COMMON AREAS AND COMMON AREA MAINTENANCE.

          (a) DEFINITION OF COMMON AREAS. The term "Common Areas" shall be defined to include the parking areas, lanes, drives, entrances, truck passageways, sidewalks, elevators, escalators, ramps, stairways, landscaped and other unpaved areas, parking lot lighting facilities and equipment, Landlord's pylon sign(s), directional, traffic and monument sign structure(s) and shared utility facilities located in the Shopping Center (including any such areas and facilities contained within outparcels and adjacent tracts but reserved to the benefit of the Shopping Center occupants) and intended and available (subject, however, to the rules and regulations authorized in paragraph 6(f) above) for the common use of all of the tenants within the Shopping Center (including any outparcel and other adjacent occupants which contribute toward "CAM Charges" (as defined below) and which are not responsible for separate maintenance of such outparcels or tracts), their subtenants, licensees, and business invitees. Landlord shall be responsible for operating, maintaining and repairing the Common Areas in a first-class manner, including cleaning, maintenance of Landlord's pylon (exclusive of Tenant's sign panels) and other sign structure(s), snow removal and ice treat-ment, removal of Common Area trash and garbage, lighting, repairing, repaving and restriping the parking area, and maintaining, replanting and replacing landscaping, all such work to be referred to collectively as "Common Area Maintenance".

          (b) CAM CHARGES. For the purpose of this paragraph 7, the cost of Common Area Maintenance (the "CAM Charges") shall include (i) Landlord's reasonable and proper direct costs and expenses of operating and maintaining the Common Areas, (ii) Landlord's overhead expenses for administering same (or in lieu thereof a management fee) in an amount not to exceed eight percent (8%) of the total of such costs (specifically excluding from such total the amounts paid by Landlord and Tenant for insurance, capital expenditures and real estate taxes) and (iii) liability and casualty insurance premiums for insuring the Common Areas. Notwithstanding the foregoing, the following shall not be included in the CAM Charges:

          (1) real estate taxes paid, and maintenance performed, on outparcels or other adjacent tracts not reserved to the benefit of the Shopping Center occupants;

          (2) any dues or charges for a merchants' or other association of the tenants in the Shopping Center;

          (3) maintenance, repairs or replacements to the Common Areas (but no other portions of the Shopping Center), necessitated by the negligent or wrongful act of the Landlord or made to correct any construction defect (including, without limitation, repairs necessitated by a change in a code, law or regulation, when such repair is not attributable to a specific use of Tenant or Tenant's assignee or sublessee), to any interior mall space or to any buildings (including exterior walls thereof) or utility systems not part of the Common Areas;

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          (4)  repairs or replacements necessitated by any governmental entity or by the negligence or the wrongful action of Landlord (including failure to construct any portion of the Shopping Center in accordance with plans or specifications therefor) or any other tenant or made to correct any initial construction defect in existence prior to the Commencement Date of this Lease or to correct damage caused by subsidence or adverse or substandard soil conditions;

          (5) amounts paid to entities related to Landlord in excess of the cost of such services from any competitive source;

          (6) amounts reimbursable from insurance proceeds, under warranty or by Tenant, any other tenant in the Shopping Center or any other third party other than pursuant to a Common Area expense provision similar to this paragraph 7;

          (7) premiums for Common Area liability insurance for coverage in excess of the limits established in paragraph 14(e) below;

          (8) replacements of a capital nature, unless the costs of same are amortized over the entire useful life of such replacements and provided that replacements are not the direct result of initial defects in materials or workmanship (such amortization shall be on a straight-line basis, as determined under generally accepted accounting principles in effect when said costs are paid, together with interest at the then current "prime rate" published by the San Francisco branch of Bank of America, N.T. & S.A., plus one percent (1%) per annum, such interest to be adjusted annually in advance based on the published prime rate of interest on January 1 of each calendar year); provided, however, in no event shall Tenant's share of capital costs for any one CAM Year be in excess of $15,000.00;

          (9) improvements, repairs or replacements (other than patching and similar minor periodic maintenance) to the parking lot or other paved areas during the first thirty-six (36) full calendar months following the Commencement Date;

          (10) reserves for anticipated future expenses;

          (11) interest, late charges or penalties incurred as a result of Landlord's failure to pay bills in a timely manner;

          (12) Landlord's personnel, overhead, home office or administrative expenses except as set forth in subparagraph (b)(ii) above;

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          (13) amounts incurred to remediate any Hazardous Substances (as defined in the Construction Provisions); or

          (14) any charges attributable to maintenance, repairs or replacements of the pylon sign so long as Tenant is unable to maintain a "face panel" on such sign; provided, however, any such charges attributable to a pylon sign on which Tenant maintains a "face panel" shall be allocated in equal proportion to Tenant and the other occupants maintaining face panels on such sign.

          CAM Charges shall be in an amount consistent with the costs incurred by other landlords of similar shopping centers in the City (but not greater than as described in this paragraph 7(b)), and in all events such charges shall be obtained at competitive rates.

          (c) TENANT PAYMENTS. Commencing on the Commencement Date and continuing until the expiration of the first Lease Year, Tenant shall pay to Landlord a fee (which Landlord estimates, without warranty, to be $1.66 per square foot of ground-floor gross leasable area in the Building per annum), payable in equal monthly installments, as its share of CAM Charges. Thereafter, the annual charge shall be computed on the basis of periods of twelve (12) consecutive calendar months, as designated by Landlord (each such period is a "CAM Year"), and shall be paid by Tenant in equal monthly installments, in advance, on the first day of each month during such CAM Year. For any period within the Term which is less than a full CAM Year, the annual charge shall be appropriately prorated. Within sixty (60) days after the end of the first CAM Year and each CAM Year thereafter, Landlord will furnish to Tenant a statement showing in detail (with such substantiating documentation as Tenant may reasonably request) the amount of the CAM Charges for the preceding CAM Year and the then-current number of square feet of ground-floor gross leasable area in the Shopping Center. Any necessary adjustment with respect to amounts owed by either party for such preceding CAM Year shall thereupon be made; and the monthly payments to be made by Tenant for the ensuing year shall be estimated according to the Common Area maintenance budget prepared by Landlord and delivered to Tenant. Subject to adjustments as herein contemplated, Tenant's share of CAM Charges shall always be the product of the CAM Charges multiplied by a fraction (such fraction being referred to herein as "Tenant's Pro Rata Share"), the numerator of which is the number of square feet of the ground-floor gross leasable area in the Building and the denominator of which is the number of square feet of the ground-floor gross leasable area (excluding the area of any outside sales area exclusive to a single occupant, except to the extent said sales area is included in the calculation of such occupant's pro rata share of CAM Charges) in the Shopping Center.

Notwithstanding the foregoing, as of the date hereof, Tenant acknowledges that Landlord is obligated, for purposes of calculating "proportionate share" hereunder, to use 103,904 square feet as the gross leasable area for Building "H", should Landlord be able to modify the lease pertaining to said Building "H" or otherwise collect rent based upon the actual square footage of said building (e.g., 112,904 square feet), then the calculations hereunder shall be amended to reflect such square footage. In determining the ground-floor gross leasable area of any building in the Shopping Center (including the Building), measurement shall be made from the centerline of any common walls and from the outside of any exterior walls. The gross leasable area of any outside sales area, if and when included in the calculation of Tenant's Pro Rata Share pursuant to this paragraph 7(c), shall be measured from the outside of the exterior wall of any adjacent building to the actual exterior perimeters of such outside sales area, including any aisles, fences or walls included therein. Changes in applicable floor areas shall result in corresponding adjustments of Tenant's Pro Rata Share, but in no event shall the denominator of the fraction by which Tenant's Pro Rata Share is determined be less than eighty-five percent (provided said percentage shall be increased to ninety-five percent when building improvements have been constructed upon the building area designated "F" and "G" on the Site Plan or when the tenant or occupant thereof commences paying rent thereon) of the gross leasable area of the Shopping Center as shown on the Site Plan, except to the extent reduced as a result of a Taking, as defined in paragraph 16 hereof, or damage until restored (except to the extent the occupant of such damaged Premises continues to pay CAM Charges during such period of restoration). Notwithstanding anything to the contrary, in no event shall Tenant's Pro Rata Share be in excess of twelve percent (12 %) of CAM Charges. The remainder of CAM Charges shall be borne by Landlord and/or other tenants.

          (d) EXAMINATION OF LANDLORD'S RECORDS. Tenant shall have the right, from time to time, but not more often than once as to any CAM Year and no later than two (2) years after the end of such CAM Year, to examine and make copies of the records pertaining to CAM Charges for such CAM Year. Tenant's right of examination shall be exercised during reasonable business hours at Landlord's principal records office on reasonable prior notice to Landlord. If such examination shall disclose any over-charge by Landlord, Landlord shall promptly reimburse Tenant for any overpayment of Tenant's Pro Rata Share of CAM Charges; and if such overpayment by Tenant is in excess of three percent (3%) of the actual Tenant's Pro Rata Share of CAM Charges, Landlord shall reimburse Tenant for the reasonable cost of such examination or audit, not to exceed $3,000.00 in any one CAM Year. Tenant shall promptly reimburse Landlord for any underpayment disclosed by such examination.

     8.   SIGNS AND COMMUNICATIONS EQUIPMENT.

          (a) SIGNS. If at any time during the Term, space shall become available on either of the two (2) pylon signs currently existing in the Shopping Center as shown on the Site Plan or should Landlord construct an additional pylon sign, Tenant shall have the first right to place its "face panels" on any such pylon sign at a location specified by Landlord (which location shall be the best Landlord shall then be able to provide, subject to any limitations set forth in the Prior Leases) to identify Tenant's store. Tenant shall exercise such first right, if at all, by written notice to Landlord given within thirty (30) days of Tenant's receipt of written notice from Landlord that space for Tenant's face panel has become available. If Tenant fails to exercise such right, said first right shall terminate. Tenant's first right shall also be subject to Landlord's agreement, in pending negotiations, to provide space on the bottom location on the pylon sign on U.S. Highway 99 to the tenant of "Pad 1" as shown on the Site Plan. Tenant's face panel on any such pylon sign may not be larger than the largest face panel or panels on such sign. Attached as a portion of EXHIBIT "E" are plans and specifications for Tenant's current prototypical face panels and for Tenant's building signage, which Landlord hereby approves upon its execution of this Lease. Notwithstanding the foregoing, Tenant shall be entitled without Landlord's consent, but subject to governmental requirements, as aforesaid, to replace any and all of its signs with signage consistent with Tenants's then-current prototypical sign plans. In the event of an assignment or subletting as a result of which Tenant is no longer occupying any portion of the Premises, Tenant's signs may be replaced by signs identifying the appropriate assignee or subtenant, provided that the specific design of such signage shall be subject to Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed. None of Tenant's signs visible from the exterior of the Building shall have any bulbs or other forms of lighting that go on and off intermittently.

          (b) COMMUNICATIONS EQUIPMENT. Tenant may, from time to time, install, maintain and/or replace any satellite dishes or antennas on the roof of the Building as Tenant deems necessary or desirable, provided same shall not adversely and materially affect the roof or the structural elements thereof. Upon removal by Tenant of any satellite dishes or antennas, Tenant shall repair any damage done in connection with such removal. Tenant shall be responsible for obtaining all governmental permits and approvals required for any such use.

   9. TAXES.

      (a) TAXES CONTEMPLATED HEREUNDER. The term "Real Estate Taxes" shall mean all general real estate taxes and assessments and other ad valorem taxes, rates and levies paid upon or with respect to the Shopping Center, including the Premises, for a calendar year or a portion thereof to any governmental agency or authority and all charges specifically imposed in lieu of any such taxes. Nothing contained in this Lease shall require Tenant to pay any local, county, municipal, state or federal income, franchise, corporate, estate, inheritance, gift, succession, capital levy, business or transfer tax of Landlord, or any local, county, municipal, state or federal income, profits, gross receipts, sales or renewal tax. Moreover, if under the laws of the State of California or any political subdivision with jurisdiction over the Shopping Center, the methods of taxation shall be altered so as to impose in lieu of current methods for the assessment and taxation of real property, in whole or in part, taxes based on other standards, or in lieu of any increase therein, such tax shall be deemed to be a Real Estate Tax for the purposes of this Lease.

       (b) PAYMENT OF REAL ESTATE TAXES. Landlord agrees to use reasonable efforts to obtain either a single, separate tax bill or an assessor's "pro rate" showing the Real Estate Taxes attributable to the Land and the Improvements and a proportionate share of the Common Areas. In the event the Land and the Improvements are not segregated for tax purposes to permit a single, separate tax bill for the same, then at such intervals as Landlord is required to pay the Real Estate Taxes, Tenant shall pay Tenant's Pro Rata Share of Real Estate Taxes (calculated in the same manner as Tenant's Pro Rata Share of CAM Charges in paragraph 7(c) without, however, a percentage maximum on Real Estate Taxes levied on improvements) levied against the tax parcel or parcels comprising the Shopping Center (the "Tax Parcel"). In no event shall the denominator used to determine Tenant's Pro Rata Share be less than the gross leasable area upon which the assessment of Real Estate Taxes is based; in the event adjustments are made during any year, appropriate prorations shall be made. Landlord has heretofore obtained approval of vesting Parcel Map No. 95, a copy of which is attached hereto as EXHIBIT "M". Landlord may modify the boundaries of the parcels shown on said map such that Parcel 5 will contain no building improvements other than the Improvements and such that Parcel 6 will contain no building improvements. In such event, if Tenant has elected to pay Real Estate Taxes based on a separate assessment as opposed to pursuant to a Pro Rata Share calculation, Landlord may require Tenant to pay the Real Estate Taxes levied or assessed against said Parcels 5 and 6, provided that the total land area within said Parcels 5 and 6 does not exceed 80,549 square feet, in satisfaction of Tenant's obligation to pay Real Estate Taxes under this paragraph 9(b). Tenant's Pro Rata Share of Real Estate Taxes shall be net of any early-payment discounts available at the time Tenant's payment is due if made by Tenant when due. Tenant shall pay Tenant's Pro Rata Share of Real Estate Taxes within thirty (30) days after Tenant's receipt of Landlord's statement therefor, accompanied by the tax bill on the basis of which such statement is rendered. Landlord shall pay, or cause the payment of, all Real Estate Taxes before any fine, penalty, interest or cost may be added thereto, become due or be imposed by operation of law for the nonpayment or late payment thereof. In no event shall Tenant be liable for any discount forfeited or penalty incurred as a result of late payment by another tenant or by Landlord. Taxes shall be prorated as of the Commencement Date and the expiration or earlier termination of this Lease, and Landlord shall promptly return to Tenant any overpayment made by Tenant not attributable to the period of Tenant's possession of the Premises. Only installments coming due during the Main Term and Option Periods, if so exercised, shall be included in Real Estate Taxes for the calculation of Tenant's Pro Rata Share. Landlord shall remain primarily responsible for such payment notwithstanding the fact that such payment may be made by a tenant of Landlord's Premises or other third party pursuant to an agreement to which Tenant is not a party. In addition, should Landlord fail to pay such Real Estate Taxes before same become delinquent, Tenant shall have the right, at its election, to cure such failure by payment of delinquent Real Estate Taxes and any interest and penalties due thereon and in such event Tenant may deduct the cost thereof, plus interest at the lesser of fifteen percent (15%) per annum or the highest rate permitted by State law (the "Default Rate"), from the next installment(s) of Base Rent and other charges due hereunder.

       (c) CONTEST OF REAL ESTATE TAXES AND/OR ASSESSED VALUATION OF PROPERTY. Tenant shall have the right, at Tenant's sole expense, to contest the amount or validity, or otherwise seek an exemption or abatement, of any Real Estate Taxes or to seek a reduction in the valuation of the Premises assessed for Real Estate Tax purposes, by appropriate proceedings diligently conducted in good faith, provided that Tenant shall first have notified Landlord of its intent to do so and Landlord shall have failed to notify Tenant in writing, within five (5) days of receipt of Tenant's notice, that Landlord intends to contest such Real Estate Taxes or seek such a reduction. In any instance where any such action or proceeding is being undertaken by Tenant, Landlord shall cooperate with Tenant, execute any and all documents required in connection therewith and, if required by any law, rule or regulation of the taxing authority, shall join with Tenant in the prosecution thereof; no such action or proceeding shall excuse Landlord's or Tenant's payment of Real Estate Taxes prior to delinquency. Tenant shall be entitled to a refund of any overpayment of Real Estate Taxes relating or allocable to the Premises, as well as a reimbursement of all costs, fees and expenses it incurs in such protest or reassessment.

       10. MAINTENANCE, REPAIRS AND REPLACEMENTS. Except (i) for costs covered by the Landlord's insurance required to be maintained hereunder, (ii) for condemnation proceeds to be received by Tenant, (iii) for obligations arising from the negligent acts or omissions or willful misconduct of Landlord (or its agents or employees), or (iv) as otherwise set forth in this Lease, Tenant shall be solely responsible for maintenance of the exterior and interior non-structural elements of the Building, including, but not limited to, repairs and/or replacements to plate glass, Tenant's store front and doors, plumbing, heating, electrical and air conditioning systems which serve only the Premises and for the maintenance and repairs and/or replacements required by reason of construction and/or design defects in the Improvements. Landlord shall maintain all structural elements of the Premises (whether or not same serve only the Premises), including, without limitation, the roof, roof structure, floor slab, foundation, load bearing walls and exterior structural walls (unless required by reason of construction or design defects in the Improvements), but shall have no other responsibility for maintenance, repair or replacements to the Premises or any part thereof except to the extent maintenance, repair or replacements are required due to the negligent acts or omissions or willful misconduct of Landlord (or its agents or employees); provided, however, this provision is in no way intended to limit Landlord's obligation to maintain, repair and replace any and all elements, both structural and non-structural, of the Common Areas pursuant to the terms of this Lease. In connection with Landlord's maintenance obligations pertaining to the roof, Tenant shall deliver to Landlord a "Bonded Roof Guaranty" warranting said roof for a minimum of ten (10) years; during the period of said guaranty Landlord's maintenance on the roof shall be at no cost to Tenant, except to the extent of a construction or design defect not covered by the guaranty. Following the expiration of the guaranty, Landlord shall continue to maintain the roof, provided Tenant shall reimburse Landlord within thirty (30) days of demand and receipt of reasonable supportive evidence of the amount and payment of the costs to be reimbursed. All maintenance of a capital nature must be amortized according to generally accepted accounting principles. In addition to the Landlord's maintenance and repair obligations set forth herein and otherwise set forth in this Lease, Landlord agrees to maintain the Other Improvements immediately surrounding the Building, including sidewalks and landscaping, except to the extent such maintenance is required due to a design or construction defect in the Other Improvements. If Tenant is required during the last five

(5) years of the Term of the Lease (without consideration to the exercise of any additional Renewal Options) to expend any sum in satisfaction of its obligations hereunder pertaining to the HVAC system in the Building, and if the resulting replacement cannot be fully amortized in accordance with generally accepted accounting principles, or the Internal Revenue Code and Regulations, over the remainder of the Term (without consideration to the exercise of any additional Renewal Options), then Tenant shall be reimbursed by Landlord upon Tenant's surrender of the Premises, for the unamortized portion of the cost associated with such repairs, construction or alteration for the period beyond the remainder of the Term (without consideration to the exercise of any additional Renewal Options), not to exceed $50,000.00 (so long as same is not the result of a change in Tenant's use, sublease, assignment or alteration to the Premises). Should either party fail to perform its obligations under this paragraph 10, the other party may, at its option, effect such maintenance, replacements or repairs, provided that such curing party shall have given the nonperforming party thirty (30) days' prior written notice, except in the case of emergencies (in which event only such notice as may be reasonable under the circumstances shall be required); but further provided that such thirty (30) day period (or reasonable period in event of emergencies) shall be extended in respect of any cure that cannot with reasonable diligence be accomplished within such period so long as the party required to effect such cure has commenced such cure within such thirty
(30) day period (or reasonable period in event of emergencies) and thereafter diligently prosecutes such cure to completion. The nonperforming party shall reimburse the other party on demand for the reasonable and actual amount so expended (as evidenced by detailed invoice), plus interest at the Default Rate from the date incurred. However, in the event of emergency repairs, no interest shall accrue if reimbursed within thirty (30) days of request (including detailed invoice) for reimbursement. All maintenance, repairs or replacements shall be done by Tenant or Landlord lien-free and in a good and workmanlike manner consistent with the quality of labor and materials used in originally constructing the Improvements and in accordance with all applicable law. In order for Landlord and Tenant to effectively perform their maintenance, repair and replacement obligations hereunder, Tenant and Landlord, as applicable, shall assign to the other party any and all manufacturers' and contractors' warranties relating to such work performed on behalf of the other party to the party who is required to maintain same under the Lease.

       11. PAYMENT OF UTILITY BILLS. Tenant will pay directly to the appropriate utility company or governmental agency, when due, all bills for gas, water, sanitary sewer, electricity, telephone and other public or private utilities used by Tenant with regard to the Improvements. Landlord shall pay when due all utility charges incurred in the operation of the Common Areas.

      12. ALTERATIONS. During the Term, Tenant shall have the right, at its discretion and its sole cost, without Landlord's consent, to make (i) any alterations or modifications to the interior of the Building necessary or desirable in order to bring the Premises into conformity with Tenant's then-current prototype for similarly sized stores (provided same complies with the regulations of the City of Chico and does not affect the structural integrity of the Building) and (ii) any interior non-structural alterations or modifications it may desire. With Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed, Tenant shall have the right, at its sole cost, to alter, modify or reconstruct the exterior and/or structure of the Building or Other Improvements. Landlord's withholding of consent as to any exterior and/or structural alteration or modification shall be deemed reasonable only if same is materially inconsistent with the then-existing architecture of the Shopping Center or if such alteration or modification would increase the ground floor gross leasable square footage of the Building, add an additional story to the Building, result in the Building extending higher than thirty (30) feet above the ground, adversely affect the structural integrity of the Building or if Landlord's Mortgagee's consent is required to the alteration and if such Mortgagee fails or refuses to grant such approval. Tenant shall cause all such alterations to be lien-free (in accordance with paragraph 13) and made and completed at Tenant's cost in a workmanlike manner and in compliance with all applicable law. Should Landlord's consent be required, conceptual plans and specifications for such work shall be provided to Landlord prior to commencement of any such work. Landlord shall be deemed to have consented to such work if written notice of disapproval, with reasons specified, is not received by Tenant within fifteen
(15) business days following Tenant's delivery of such plans and specifications to Landlord. Without cost or expense to Landlord, Landlord shall cooperate with Tenant in the obtaining of any and all licenses, building permits, certificates of occupancy or other governmental approvals which may be required in with any such modifications or alterations, and Landlord shall execute, acknowledge and deliver any documents reasonably required in furtherance of such purposes.

      13. MECHANICS' LIENS. Landlord and Tenant covenant to each other that they will not permit any lien to be filed against the Premises or the Shopping Center as a result of nonpayment for, or disputes with respect to, labor or materials furnished to the Premises or the Shopping Center as a result of nonpayment for, or disputes with respect to, labor or materials furnished to the Premises or the Shopping Center for or on behalf of Tenant, Landlord or any party claiming by, through, or under Tenant or Landlord, nor shall either party permit any judgment, lien or attachment to lie, as applicable, against the Premises or the Shopping Center. Should any lien of any nature, including but not limited to the foregoing, be filed against the Premises or Shopping Center, the party on account of whose actions such lien has been filed shall, within thirty
(30) days after receipt of written notice of such lien, cause said lien to be removed, or otherwise protected against execution during good faith contest by (i) posting a bond therefor, (ii) escrowing adequate funds to cover the claim and related transaction costs or (iii) taking such other action as may be permissible under applicable title insurance regulations and reasonably acceptable to the other party hereto. Furthermore, to the extent Landlord or Tenant is unable to obtain owner's or leasehold title insurance, as the case may be, or an endorsement thereto, without mechanic's liens shown on "Schedule B" therein, due to a mechanic's lien attributable to work of Landlord or Tenant, such party shall provide the necessary indemnity to the title company to allow the party seeking the insurance to obtain such insurance without the mechanic's liens listed as an exception to title. Notwithstanding the foregoing, Landlord's obligations under the preceding two sentences shall only apply to liens filed that have a priority of record to this Lease. Furthermore, Landlord and Tenant shall indemnify, defend (with counsel reasonably acceptable to the party being defended) and hold harmless, the other party hereto against all claims, costs, liability, or expense resulting from the breach by such indemnifying party of its obligations under this paragraph 13.

  14. INSURANCE.
      (a) PROPERTY DAMAGE. During the Construction Term, Tenant shall keep or require its general contractor to keep, in full force and effect, a policy of builder's risk insurance covering loss or damage to the Improvements for the full replacement value of all such construction. During the Main Term and all Option Periods, Tenant shall keep in full force and effect a policy of fire and extended coverage insurance covering loss or damage to the Premises in the amount of full replacement value of the Building, exclusive of excavation, footings and foundations (which initial amount shall be not less than the Tenant Improvement Allowance), with a commercially reasonable deductible, for which Tenant shall be fully responsible provided that Tenant satisfies the requirements for self-insurance contained in paragraph 14(d) below. Landlord and Landlord's first "Mortgagee" (as defined in paragraph 21 below), shall be named in such policy or policies as additional insureds as their respective interests may appear, and said policy or policies shall be endorsed with standard mortgagee's loss payable endorsements for the benefit of Landlord's Mortgagee. Said insurance shall include a twelve (12) month business interruption endorsement covering the Base Rent,

Real Estate Taxes and CAM Charges payable by Tenant for the benefit of Landlord and Landlord's Mortgagee, notwithstanding any abatement provision in Paragraph 15 hereof. Landlord shall not construct, or permit to be constructed, any improvement in the Shopping Center, nor conduct any activity, or permit the conduct of any activity, in the Shopping Center which will prevent Tenant from being able to obtain insurance coverage at commercially reasonable rates, including, without limitation, a fully-sprinklered fire insurance rate. Should Landlord cause or permit any insurance rate increase to occur, Landlord will reimburse Tenant for the additional premium required, subject to Tenant's right to self-insure (in which event Landlord will contribute to Tenant's self insurance fund to cover increased actuarial risks). Tenant agrees not to keep, use or sell any article on or from the Premises, in order to conduct any activity therefrom, which may be prohibited by the standard form of fire insurance policy. In the event that any conduct or activity by or under Tenant on or from the Premises results in the rates of fire insurance premiums upon other improvements within the Shopping Center being increased, Tenant agrees to pay to Landlord, upon demand, the amount of increase in such fire insurance premiums attributable thereto.
      (b) LIABILITY INSURANCE. During the Term, Tenant shall keep in full force a policy of commercial general liability insurance with bodily injury and property damage coverage with respect to the Premises and business operated by Tenant, which shall name Landlord and Landlord's first Mortgagee as additional insureds as their respective interests may appear. The limits of such commercial general liability policy shall be not less than $3,000,000.00 combined single limit for bodily injury and property damage, with a commercially reasonable deductible. All such insurance shall be written as primary insurance not contributing with and not in excess of coverage which Landlord may carry.
     (c) WORKERS' COMPENSATION INSURANCE. To the extent required by law, Landlord and Tenant shall maintain workers' compensation insurance covering their respective employees in statutory limits, or maintain such alternate coverages or arrangements as legally permissible.
     (d) SELF-INSURANCE. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to self-insure against any of the risks or portions thereof set forth in subparagraphs (a) and (b) (and to the extent then permitted by law, (c)) above, provided Tenant is then occupying the Premises and has a reported net worth, as of the end of Tenant's most recent quarterly reporting period, of not less than Fifty Million Dollars ($50,000,000), as computed in accordance with generally accepted accounting principles, consistently applied, as determinable from Tenant's public disclosures and/or regularly maintained corporate balance sheets which are generally available to shareholders (no right of Landlord to audit or conduct independent investigations being implied by this provision).
     (e) COMMON AREA, ADDITIONAL AREA AND THIRD PARTY TENANT INSURANCE AND INSURANCE DURING LANDLORD'S CONSTRUCTION. During the Term, Landlord shall keep in full force and effect, in form reasonably acceptable to Tenant, policies of commercial general liability insurance, with bodily injury and property damage insurance, and fire and extended coverage insurance, with respect to the Common Areas and with respect to all other areas of the Shopping Center over which Landlord from time to time has present possessory rights (or has the right under any lease to provide insurance coverage because of a tenant's failure to maintain such required coverage) but which do not constitute a portion of the Common Areas (such areas here sometimes collectively referred to as the "Additional Areas"). The Additional Areas shall include, without limitation: (i) as yet unconstructed portions of the Shopping Center intended for tenant occupancy, (ii) constructed but unoccupied portions of the Shopping Center, (iii) vacated or otherwise uninsured tenant space, whether by reason of lease expiration, default or otherwise, and (iv) constructed and occupied portions of the Shopping Center. In the case of fire and extended coverage insurance for the Additional
Areas, such insurance need not cover interior leasehold improvements, trade fixtures, equipment and/or other personal property of tenants and/or other occupants, and such insurance, as to buildings leased by other tenants, may be provided through self-insurance carried by or under the applicable tenant, provided that such tenant has a net worth of not less than Fifty Million Dollars ($50,000,000.00) and the provision of such self-insurance has been approved by Landlord's Mortgagee, except for tenants of Prior Leases which shall be bound by the terms of their respective leases. Said liability policies shall name Tenant, and any lender, investor or other stakeholder which is designated by Tenant from time to time, as an additional insured to the fullest extent Tenant and such stakeholder have insurable interests. The limit of the fire and extended coverage insurance policy shall be the same as that set forth in subparagraph (a) above (exclusive of footings, foundations and excavations); the limits of the commercial general liability insurance shall not be less than $1,000,000.00 combined single limit for bodily injury and property damage, with a commercially reasonable deductible. The cost of the premiums for coverages relating to Common Areas shall be an element of CAM Charges, provided that Tenant shall not be liable for its pro rata share of any premium for coverage in excess of that coverage which is customary among owners of like shopping centers in the City or the minimum coverage required by this law, whichever is greater. With the exception of the Prior

Leases, Landlord shall assure (through parallel lease provisions or otherwise) that all areas of the Shopping Center, including the Additional Areas and areas leased to third party tenants or sold to third party occupants, are insured with substantially similar coverages to those required for the Premises and the Common Areas. During any period in which Landlord is conducting construction activities at the Shopping Center, Landlord or its general contractor shall keep in full force and effect with regard to the Shopping Center, in form reasonably acceptable to Tenant, at least the minimum insurance coverages set forth below:

      1)  Workers' Compensation - statutory limits;
      2)  Employers Liability - $500,000; and
      3)  Comprehensive General and Comprehensive Auto Liability as follows:
          a)  Bodily Injury - $1,000,000 per occurrence;
          b)  Property Damage - $1,000,000 per occurrence;
          c) Independent Contractors Liability or Owner's Protective Liability; same coverage as set forth in subparagraphs (a) and (b) above;
          d) Products/Completed Operations coverage which shall be kept in effect for two (2) years after completion of work with a limit of $1,000,000;
          e)  "XCU" Hazard Endorsement, if applicable;
          f)  "Broad Form" Property Damage Endorsement;
          g)  "Personal Injury' Endorsement; and
          h)  "Blanket Contractual Liability" Endorsement.

Additionally, Landlord shall keep or require its general contractor to keep in full force and effect a policy of builder's risk insurance covering loss or damage to such construction for the full replacement value of all such construction. To the fullest extent Tenant has an insurable interest, such liability policy shall name Tenant an additional insured.
     (f) POLICY PROVISIONS. All policies of insurance (other than self-insurance) enumerated above shall be provided by insurance carriers with a Best rating of not less than B+X. Any insurance coverage enumerated above may be effected by a blanket policy or policies of insurance or under so-called "all risk" or "multi-peril" insurance policies, provided that the total amount of insurance available with respect to the Premises and Tenant's or Landlord's liability hereunder shall be at least the equivalent of separate policies in the amounts herein required, and provided further that in other respects any such policy or policies shall comply with the provisions of this paragraph 14. Landlord shall not be entitled to self-insure against any of the risks recited herein, except the amount of any commercially reasonable deductible shall be deemed to be self-insurance. An increased coverage or "umbrella" policy may be provided and utilized by either party to increase the coverage provided by individual or blanket policies in lower amounts, and the aggregate coverage provided by all such policies with respect to the Premises and Tenant's or Landlord's liability hereunder shall be satisfactory provided that such policies otherwise comply with the provisions of this paragraph 14.
     (g) WAIVER OF RIGHT OF RECOVERY AND SUBROGATION. To the extent that insurance proceeds are actually received in satisfaction of a loss which is required to be covered by insurance or is self-insured hereunder (with the deductible under any policy being deemed to be self-insured), Landlord and Tenant hereby waive any and all rights of recovery against each other for any loss or damage to the Premises or the contents contained therein, for loss of income on account of fire or other casualty, or for injury sustained on the Premises or the Common Areas; and each party's aforesaid policies of insurance shall contain appropriate provisions recognizing this mutual release and waiving all rights of subrogation by the respective insurance carriers. Notwithstanding the foregoing, Tenant acknowledges that the tenants of the buildings within the building areas designated "B" and "H" on the Site Plan carry the fire and extended coverage insurance for their buildings pursuant to their Prior Leases and that Landlord does not have the right to require said tenants to obtain a waiver of subrogation in favor of Tenant in the insurance policies for these buildings or to conform their policy provisions to paragraph (f) above. This provision and the provisions of paragraph (f) above, therefore, shall not apply to either of said buildings, while said Prior Leases continue in effect (the "Excluded Leases").
     (h) EVIDENCE OF INSURANCE. Subject to Tenant's right to self-insure hereunder, upon (i) commencement of the Main Term (as to casualty insurance),
(ii) upon delivery of the Land (as to liability insurance) and (iii) no less than annually thereafter, Tenant and Landlord shall cause to be issued to each other in lieu of the original policy, a duplicate of such policy or appropriate certificates of insurance reasonably acceptable to the other party and evidencing compliance with the applicable covenants of this paragraph 14. Each such certificate shall provide that no expiration, cancellation or material change in the insurance evidenced thereby shall be effective unless thirty (30) days' unconditional notice of such expiration, cancellation or material change shall have been given to the certificate-holder (and Landlord's first Mortgagee, if applicable). This provision shall not apply to the fire and extended coverage insurance provided by the tenants under the Excluded Leases, provided that Landlord agrees to provide proof of such insurance to Tenant upon request, in the form of certificates evidencing such insurance provided to Landlord by the tenants under the Excluded Leases.

     (i) INDEMNITIES. Except if arising from the negligent or willful acts of Landlord or its agents or employees (to the extent that paragraph 14(g) is inapplicable thereto), Tenant hereby agrees to indemnify, defend and hold Landlord harmless from all claims, costs, liability, damage (exclusive of consequential damages) or expense, including attorneys' fees, for any death, damage or injury to persons or property occurring on the Premises or resulting from the use thereof as well as the Common Areas by Tenant, its agents or employees.
     Except if arising from the negligent or willful acts of Tenant or its agents or employees (to the extent that paragraph 14(g) is inapplicable thereto), Landlord agrees to indemnify, defend and hold Tenant harmless from any and all claims, costs, liability, damage (exclusive of consequential damages) or expense, including attorneys' fees, for any death, damage or injury to persons or property occurring in, on or around the Common Areas and other areas within the Shopping Center with respect to which Landlord is obligated to carry insurance or resulting from the use thereof by Landlord, its agents or employees.
     15.  DAMAGES BY FIRE OR OTHER CASUALTY.
     (a) INSURED CASUALTY. In the event of a casualty, causing destruction or damage to the Improvements, Common Areas and/or Additional Areas, as applicable, which casualty is covered by the standard form of fire and extended coverage insurance required under this Lease or which is actually covered by insurance carried by or for the benefit of either Landlord or Tenant (exclusive of self-insurance carried beyond the insurance required hereunder), this Lease shall not terminate except as expressly set forth herein. Notwithstanding anything to the contrary, in the event Tenant reasonably estimates, after due investigation, restoration shall take more than three hundred sixty (360) days from the date of such determination, Tenant shall have the right upon thirty (30) days written notice to terminate this Lease. If this Lease is not terminated, within a reasonable time after such casualty, subject to force majeure, applicable building codes, the procurement of building permits and the receipt of insurance proceeds (unless self-insured) to the extent of the damage to the Premises, or the Common
Areas or Additional Areas, as applicable, Tenant shall complete reconstruction of the Building and Other Improvements, and Landlord shall complete reconstruction of the Common Areas and sufficient Additional Areas such that one hundred fifty thousand (150,000) square feet of ground floor gross leasable area (inclusive of the Building) are free from casualty damage (including, in the case of the Premises, substantially equivalent value in equipment, furniture, and fixtures), to that condition existing immediately prior to such casualty, in the reconstructing party's reasonable discretion, with, in event of any Tenant reconstruction, such alterations as may be permitted under paragraph 12 hereof and with, in the event of any Landlord reconstruction, such alterations as Landlord may reasonably determine to be appropriate, subject to the limitations set forth herein, or which any tenant under a Prior Lease has the right to make. From the date of the casualty until Tenant resumes operations in the Premises to the same level as before such casualty, Base Rent and other charges shall abate or, in the case where Tenant is still operating in the Premises, be reduced to the extent such casualty has interfered with Tenant's use of the Premises, for a period not to exceed twelve (12) full calendar months. In the event, subject to force majeure, the Premises, Common Areas and/or Additional Areas, as applicable, are not substantially repaired and reconstructed, and equipment, furniture and fixtures restored or replaced as required above, by the party with repair and restoration obligations within two hundred forty (240) days after receipt of any required governmental permits, for which permits the party with repair obligations shall make prompt application following such destruction or damage, and insurance proceeds (if not self-insured), then the other party, at its option, by giving written notice to the party with repair obligations, within thirty (30) days after the expiration of said period, may undertake completion of such reconstruction (subject to the prior rights of any tenant under a Prior Lease to complete such construction), in which event the party with repair obligations shall make available to the notifying party all applicable insurance proceeds for such reconstruction (including any applicable deductible) or, if self-insured, the amount necessary for such reconstruction.
          (i)  APPLICATION OF FUNDS.  All insurance
     (or self-insurance) proceeds received on account of such damage or destruction to be repaired and restored under the preceding provisions of this paragraph 15(a), less the cost, if any, of such recovery, shall be applied pursuant to the terms of this Lease to the payment of the cost of such restoration, repair, replacement, rebuilding, or alteration (the "Work"), including expenditures made for temporary repairs or for the protection of property pending the completion of permanent restoration, repair, replacement, rebuilding, or alteration, and, if required by Landlord's first Mortgagee, shall be held by a mutually agreeable third-party escrow agent (which is, for these purposes, the "Escrow Agent"), in an interest-bearing account in a federally insured financial institution or institutions such that all funds are deposit insured (or otherwise assured in a manner acceptable to the parties), to be paid out, as provided below, from time to time (but no more often than once monthly), as the Work progresses, upon Tenant's written request in event of work by Tenant, or Landlord's written request in event of work by Landlord, accompanied by a certificate of the architect or engineer in charge of the Work (the "Certificate"), dated not more that seven (7) days prior to such request, stating that the sum then requested either has been paid by Tenant or Landlord, as applicable, or is justly due to the named contractors, subcontractors, materialmen, engineers, architects, or other persons (whose addresses shall also be stated) who have rendered services or furnished materials for certain portions of the Work. Landlord's Mortgagee, if a bank, savings and loan association or other institutional lender, may act as the Escrow Agent. The Certificate shall give a brief description of such services and materials, shall list the several amounts so paid or owing to each of such persons, shall state the cost of the Work at the date of the requisition, and shall state that no part of such expenditures has been or is being made the basis for any other request for payment. The Certificate shall state also that, except for the amounts listed therein, there is no outstanding indebtedness known to such architect or engineer, after due inquiry, for labor, wages, materials, supplies, or services in connection with the Work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's, materialman's, or similar lien upon the Work or upon the Premises or any part thereof.

          (ii) DISBURSEMENT. Upon compliance with the foregoing provisions of paragraph 15(a)(i), the Escrow Agent shall pay, out of the escrowed funds, to the persons named in the Certificate the respective amounts stated to be due to them or shall pay to Tenant, in the event of Tenant work, or Landlord, in the event of Landlord work, the amount stated to have been paid by Tenant or Landlord, as applicable; provided, however, that such payments shall not exceed in amount the cost of the relevant Work as stated in the Certificate. If the insurance proceeds or reconstruction funds paid by Tenant or Landlord, as applicable, to the Escrow Agent exceed the amount required to pay the total cost of the Work, the party paying such amount to the Escrow Agent, as applicable, after payment of all costs of the Work, shall be entitled to receive or retain, as applicable, such excess.

     (b) UNINSURED CASUALTY. In the event of any uninsured fire, earthquake or other casualty, causing destruction or damage to the Improvements, Common Areas and/or Additional Areas, which has a repair and reconstruction cost of twenty-five percent (25%) or more of the then-total reconstruction cost of any of said areas (which percentage shall be reduced to ten percent (10%) during the last five (5) years of the Main Term or during an Option Period), Tenant shall have the option of terminating this

Lease; provided that Landlord may prevent the termination of this Lease by notifying Tenant in writing within thirty (30) calendar days following Tenant's election to terminate, of its agreement to pay Tenant's repair and reconstruction costs in excess of twenty-five percent (25%) (or ten percent (10%), as the case may be), of the total reconstruction cost (the "Excess Cost"), and delivering to Tenant or the Escrow Holder, as the case may be, funds sufficient to pay the Excess Cost within sixty (60) days of Landlord's election or prior to the commencement of Tenant's construction, whichever is sooner. Tenant shall notify Landlord of its exercise of such option within sixty (60) days following the occurrence of casualty and unless Landlord prevents such termination from becoming effective, shall thereupon make available to Landlord all insurance proceeds or reconstruction costs as set forth in subparagraph (a) above. In the event Tenant does not elect to terminate this Lease as set forth above, or in the event that Landlord prevents Tenant's termination from becoming effective as set forth immediately above, then, subject to force majeure, within two hundred forty
(240) days after receipt by Tenant of the required governmental permits for restoration, for which permits Tenant shall make prompt application following such destruction or damage, Tenant shall complete reconstruction of the Improvements to their condition existing immediately prior to such damage, in Tenant's reasonable discretion, with such alterations as may be permitted under paragraph 12, and shall restore the Premises (including equipment, furniture and fixtures). From the date of the casualty until Tenant resumes operations in the Premises to the same level as before such casualty, Base Rent and other charges shall abate (for a period not to exceed twelve (12) consecutive calendar months) or, in the case where Tenant is still operating in the Premises, be reduced to the extent such casualty has interfered with Tenant's use of the Premises (for a period not to exceed twelve (12) consecutive calendar months). Should Tenant elect to maintain this Lease in full force and effect, Landlord shall reconstruct Common Areas sufficient to enable Tenant and the remaining occupants to operate their business at the same level as prior to such casualty, but in all events, Landlord shall reconstruct Tenant's Preferred Area. Additionally, except as to the Prior Leases, Landlord shall assure (through parallel lease provisions or otherwise) that all areas of the Shopping Center leased to third party tenants or sold to third party occupants are subject to substantially similar reconstruction obligations to those of the Premises, Common Areas and Additional Areas.

     (c)  LAST TWO (2) YEARS OF MAIN TERM OR OPTION PERIOD.
Notwithstanding the foregoing, if any such damage or destruction occurs within the last two (2) years of the Main Term or of any Option Period and the cost to repair said damage is estimated to be equal to or in excess of fifty percent (50%) of the aggregate

Base Rent due for the remainder of the Main Term or Option Period, as the case may be, or if the restoration is reasonably estimated by Tenant to take in excess of forty-five (45) days from the date of the damage or destruction, Tenant shall be under no obligation to restore the Improvements, in which case this Lease shall terminate at Tenant's option, such option to be exercised by Tenant giving not less than thirty (30) days' prior written notice to Landlord within sixty (60) days following the date of such casualty, and Landlord shall receive the proceeds of any insurance (together with any applicable deductible) which may be payable with regard to such destruction or damage or, in the event Tenant self-insures, the amount necessary for reconstruction of the Improvements.

     16.  CONDEMNATION.
          (a) DEFINITION OF TAKING AND SUBSTANTIAL TAKING. For the purpose of this Lease, a "Taking" shall mean any condemnation or exercise of the power of eminent domain by any authority vested with such power or any other taking for public use, including a private purchase in lieu of condemnation by an authority vested with the power of eminent domain; the "Date of Taking" shall mean the earlier of the date upon which title to the Premises, the Shopping Center or any portion thereof so taken is vested in the condemning authority or the date upon which possession of the Premises, the Shopping Center, or any portion thereof is taken by the condemning authority; and "Substantially All of the Premises" shall mean (i) so much of the Improvements and/or Shopping Center and Common Areas as, when taken, leaves the untaken portion unsuitable, in Tenant's reasonable opinion, for the continued feasible and economic operation of the Premises by Tenant for the same purposes as immediately prior to such Taking or as contemplated herein,
(ii) so many of the parking spaces within the Shopping Center as reduces the parking ratio below the greater of three and one-half (3-1/2) spaces (with no more than twenty percent (20%) for compact spaces) per 1000 square feet of ground-floor gross leasable area or that ratio which is required by the zoning ordinance applicable to the Shopping Center, and Landlord's failure to provide substantially equivalent alternative parking reasonably acceptable to Tenant within sixty (60) days after such Taking, or (iii) so much of the Common Area Easement described in paragraph 6(d) above that access to the Premises is materially impeded so as to adversely affect Tenant's business.

         (b) TENANT'S RIGHTS UPON TAKING OR SUBSTANTIAL TAKING. In the event of a Taking of Substantially All of the Premises, Tenant, at its option upon thirty (30) days' written notice to Landlord, which shall be given no later than sixty (60) days following the Taking, shall have the right to terminate this Lease. All Base Rent and other sums payable by Tenant hereunder shall be apportioned and paid through and including the Date of Taking, and neither Landlord nor Tenant shall have any rights in any compensation or damages payable to the other in connection with such Taking, subject, however, to paragraph 16(g) below.

         (c) TENANT'S RIGHTS UPON LESS THAN SUBSTANTIAL TAKING. In the event of a Taking of less than Substantially All of the Premises, Base Rent and other charges shall be reduced fairly and equitably in accordance with the portion condemned or taken, effective as of the Date of Taking, and Tenant shall make all necessary restorations to the Improvements so that the portions of the Improvements not taken constitute a complete architectural unit, provided that the cost thereof to Tenant shall not exceed the proceeds of Tenant's condemnation award (to the extent that such relates to the Improvements and not to Tenant's personal property, intangibles or out-of-pocket expenses unrelated thereto) and the portion of Landlord's award allocable to the Premises, which Landlord shall make available to Tenant for such restoration. If required by Landlord's first Mortgagee, such awards shall be escrowed and disbursed in accordance with the procedure set forth in paragraph 15(a) above. If the Taking occurs within the last two (2) years of the Main Term or of any Option Period and has a material impact on Tenant's ability to conduct business as reasonably determined by Tenant, this Lease shall terminate at Tenant's option, such option to be exercised by Tenant giving not less than thirty (30) days' prior written notice to Landlord within sixty (60) days of the date of such Taking. In the event that this Lease is not terminated as a result of the Taking, this Lease shall terminate as to the portion or portions of the Premises taken.

          (d) LANDLORD'S OBLIGATIONS UPON ANY TAKING. In the event of any Taking following which the Lease continues in effect, Landlord shall make all necessary restorations to all portions of the Common Areas and Additional Areas remaining following such Taking such that the Common Areas and these Additional Areas are acceptable for continued use and occupancy for shopping center purposes and such that they each constitute a complete architectural unit and serve the function originally intended. Additionally, except as to the Prior Leases, Landlord shall assure (through parallel lease provisions or otherwise) that all areas of the Shopping Center leased to third party tenants or sold to third party occupants are subject to substantially similar reconstruction obligations to those of the Premises and Common Areas.

          (e) RIGHTS UPON TEMPORARY TAKING. In the event of a Taking of the Premises, the Common Areas and/or any other area within the Shopping Center, or any portion thereof, for temporary use (specifically one not exceeding 60 days in duration), without the taking of the fee simple title thereto, this Lease shall remain in full force and effect. All awards, damages, compensation and proceeds payable by the condemnor by reason of such Taking relating to the Premises, or relating to the Common Areas but reasonably attributable to the Premises, for periods prior to the expiration of the Lease shall be payable to Tenant. All such awards, damages, compensation and proceeds for periods after the expiration of the Lease shall be payable to Landlord. Anything contained herein to the contrary notwithstanding, a temporary Taking for any period in excess of ninety (90) days may, at Tenant's option, be deemed a permanent Taking and shall be governed by subparagraph (b) or (c) above, as applicable.

          (f) TAKING OF THE PYLON SIGN(S). In the event of a taking, whether permanent or temporary, of any pylon or monument sign (as contemplated by paragraph 8) on which Tenant has installed identification panels, Landlord shall use reasonable efforts to provide a substitute site (reasonably acceptable to Tenant) therefor, with adequate electrical power, located so as to be visible to vehicular traffic or roadways adjacent to the Shopping
Center and/or at entrances to the Shopping Center, and Landlord shall replace and/or rebuild any of such signage so taken at its sole cost; provided, however, Tenant's rights with respect to the replacement signs are subject to the same restrictions as imposed with respect to the original signs.

          (g) TENANT'S RIGHT UPON CONDEMNATION. In the event of a Taking described in subparagraph (b) or (c) above, Tenant shall be entitled to claim compensation from the condemning authority for the value of its leasehold interest in the Premises, its unamortized leasehold improvements paid for by Tenant, relocation expenses and any other items to which Tenant is entitled under applicable law; provided that in no event shall any such compensation paid to Tenant reduce the award or damages payable to Landlord based on the fair market value of the real property and the buildings and other improvements in the Shopping Center owned by Landlord.


     17. ASSIGNMENT AND SUBLETTING. Tenant shall have the right to sublet, assign, transfer, reassign and grant concessions or licenses ( a "Transfer") in all or any part of the Premises and any of Tenant's rights and obligations under this Lease during the Term, without Landlord's prior consent, provided any change in use, if any, resulting from such Transfer is not in violation of the terms of this Lease. In the event of such a Transfer, Tenant shall remain liable for all of Tenant's obligations to Landlord's arising hereunder so long as this Lease is not changed, modified or amended in any respect by Landlord and any transferee. Sales, assignments, mergers and acquisitions involving all or "substantially all" the beneficial ownership interests in the Tenant shall not be deemed a Transfer hereunder and same may be effected without Landlord's knowledge or consent. For purposes of this Lease if Tenant's interest in the Premises is transferred with a beneficial ownership interest in Tenant, the term "substantially all" shall mean at least so much of the interest in Tenant so that the tenant ultimately responsible hereunder has a net worth equal to or in excess of Fifty Million and NO/100 Dollars ($50,000,000.00).

     Any assignment or subletting of this Lease by Tenant shall be executed by Tenant and the assignee or sublessee. Each assignee or sublessee, for the benefit of Landlord, shall agree to assume, be bound by, and perform all terms, covenants, and conditions of this Lease to be kept and performed by Tenant. After execution of the assignment or sublease, Tenant will forward a completed copy thereof to Landlord.

     18.  USE.
          (a) Tenant shall initially maintain, use and operate the Premises as a retail store for (i) the sale of consumer, office and automotive electronics products (which include, but shall not be limited to, televisions, stereos, speakers and video recorders and players), computer hardware and software, entertainment software and entertainment media (which include, but shall not be limited to, records, game cartridges, video tapes, cassettes and compact discs), cellular telephones, household appliances (which include, but shall not be limited to, refrigerators, freezers, stoves, microwave ovens, vacuum cleaners and dishwashers) and related goods and the sale and installation of motor vehicle audio, stereo and telephone systems (all of such items being herein collectively referred to as the "Products"), and (ii) renting, servicing, repairing and warehousing of the Products (collectively herein, the "Initial Use").

          (b) Thereafter, Tenant shall have the right to use the Premises for any lawful retail use; provided, however, that the Premises shall not be used (i) for any illegal purpose, (ii) for any use prohibited under paragraph 19(a)(viii) below, (iii) in violation of any exclusive use restriction granted a tenant or other occupant of the Shopping Center pursuant to a Prior Lease or any restrictive covenant in a Prior Lease shown on EXHIBIT "F", or (iv) in violation of any other applicable provision of the "Permitted Title Encumbrances" contained in EXHIBIT "F-1".

          (c) Nothing contained in this Lease shall be construed to require Tenant to operate the Premises continuously either for the use first stated or for any other use. However, should Tenant fail to open and engage in the Initial Use for at least one (1) business day within one (1) full year following the Commencement Date, subject to force majeure (financial inability excepted), Landlord shall have the right upon thirty (30) days' prior written notice to Tenant to terminate the Lease and thereafter Tenant shall be relieved of all obligations hereunder. If this Lease is so terminated pursuant to this paragraph 18(c), the Improvements shall become the property of Landlord, and Landlord shall not be required to deliver the Tenant Improvement Allowance as required by Exhibit "C". Notwithstanding anything to the contrary, Tenant may eliminate Landlord's termination right if within the thirty (30) day period following Tenant's receipt of Landlord's termination notice, Tenant opens for business in the Premises.

     19.  WARRANTIES AND REPRESENTATIONS.

          (a)  Landlord represents, warrants and/or covenants to Tenant that:

               (i) QUIET AND PEACEFUL ENJOYMENT. Landlord and those persons executing this Lease on its behalf have the right and lawful authority to enter into this Lease and perform Landlord's obligations hereunder, and Landlord warrants, represents and covenants that, so long as Tenant is not in default hereunder beyond any applicable cure period, Tenant shall have quiet and peaceful use, enjoyment and occupancy of the Premises free from interference by those lawfully claiming by, through or under Landlord.

               (ii) TITLE. Landlord's fee simple interest in the Shopping Center is free and clear of any mortgages, deeds, encumbrances, declarations, easements, agreements, leases, tenancies or restrictions, except those matters set forth on EXHIBIT "F-1" attached hereto and entitled "Permitted Title Encumbrances", or any other encumbrances which would restrict Tenant's use of the Premises for the Initial Use or would restrict in any respect the right of Tenant, its employees, customers and invitees to use the Common Areas in accordance with the terms of this Lease. Nothing contained in this Lease, including the Permitted Title Encumbrances and those matters disclosed on EXHIBIT "F", shall restrict Tenant's right to engage in the Initial Use in the Premises. Landlord specifically covenants and warrants that no third party, including but not limited to any other occupant of the Shopping Center, has the right to object to Tenant's tenancy hereunder, prohibit the selling, renting, servicing, repairing or warehousing of the Products, or the right to consent to any feature of the Improvements or Tenant's signage as permitted by this Lease. This representation and warranty is a material inducement to the Tenant's execution of this Lease and is made to Landlord's best actual knowledge as of the date of this Lease (defined as the actual knowledge of Jamie Sohacheski and Robert Flaxman, excluding imputed or constructive knowledge).

               (iii) CERTIFICATE OF AUTHORITY. Landlord covenants that it is a duly constituted limited partnership under the laws of the State of California, and that its general partner who is acting as its signatory in this Lease is duly authorized and empowered to act for and on behalf of Landlord. Landlord has furnished Tenant prior hereto with evidence of (a) the existence of the limited partnership, and (b) the authority of the general partner to bind Landlord as contemplated herein.

               (iv) NO LITIGATION. There are no judicial, quasi-judicial, administrative or other orders, injunctions, moratoria or pending proceedings against Landlord or the Shopping Center which preclude or interfere with, or would preclude or interfere with, the construction contemplated in paragraph 2 hereof or the occupancy and use of the Premises for the purposes herein contemplated.

               (v) HAZARDOUS OR TOXIC MATERIALS. Landlord, to Landlord's best actual knowledge, as of the date of this Lease, (which knowledge
Landlord represents is based solely upon the contents of the Environmental Reports listed on EXHIBIT "N" attached hereto) has not used, discharged, dumped, spilled or stored (other than use or storage in compliance with all applicable laws) any Hazardous Substances (as defined in the Construction Provisions) on or about the Shopping Center, whether accidentally or intentionally, and has received no notice and has no knowledge that any such condition exists at the Shopping Center. If any claim is ever made against Tenant relating to Hazardous Substances present at or around the Shopping Center, whether or not such substances are present as of the date hereof, or any such Hazardous Substances are hereafter discovered at the Shopping Center (unless introduced by Tenant, its agents, invitees or employees), all costs of removal incurred by, all liability imposed upon, or damages suffered by, Tenant because of the same shall be borne by Landlord, and Landlord hereby indemnifies and agrees to defend and hold Tenant harmless from and against all such costs, losses, liabilities and damages, including, without limitation, all third-party claims (including sums paid in settlement thereof, with or without legal proceedings) for personal injury or property damage and other claims, actions, administrative proceedings, judgments, compensatory and punitive damages, lost profits, penalties, fines, costs, losses, attorneys' fees and expenses (through all levels of proceedings), consultants or experts fees and all costs incurred in enforcing this indemnity. The representation, warranty and indemnity of Landlord described in this paragraph 19(a)(v) shall survive the termination or expiration of this Lease. Notwithstanding the foregoing, Landlord shall not be required to remove or to remediate Hazardous Substances unless such Hazardous Substances materially interfere with the conduct and operation of Tenant's business from the Shopping Center or unless Tenant or Landlord is required to remove same pursuant to a governmental or court order or judgment or is required by applicable law, code, regulation or the like.

               (vi) TENANT'S EXCLUSIVE USE. So long as the Premises are used for the initial uses set forth in paragraph 18, no other tenant or occupant of the Shopping Center shall be entitled to sell or rent (or rent to own) any of the Products, subject only to rights granted any such tenants under the Prior Leases.

               (vii) ZONING AND SUBDIVISION. The Premises and the Shopping Center are presently properly subdivided, in conformity with all applicable laws and zoned so as to permit (A) the development and operation of the Premises and the Shopping Center in accordance with the provisions of this Lease; and (B) the Initial Use described in paragraph 18 of this Lease, subject to obtaining any plan approvals, conditional use permits or similar authorization that may be required. Provided, however, Tenant's failure to obtain the necessary permits for the construction of the Improvements once Landlord or Tenant has received the approval of the Architectural Review Board for the City of Chico, shall not be deemed a violation of this representation.

               (viii) PROHIBITED ACTIVITIES. Subject to the rights of tenants under the Prior Leases, Landlord shall not operate or lease (or permit to be operated or leased) any building or tenant space in the Shopping Center for use as:

     (A) a bar, pub, nightclub, music hall or disco in which less than fifty percent (50%) of its space or revenue is devoted to and derived from food service;

     (B)  a bowling alley;

     (C)  a billiard or bingo parlor;

     (D)  a flea market;

     (E)  a massage parlor;

     (F)  a funeral home;

     (G)  a facility for the sale of paraphernalia for use with illicit drugs;

     (H) a facility for the sale or display of pornographic material (as determined by community standards for the area in which the Shopping Center is located);

     (I)  an off-track betting parlor;

     (J)  a carnival, amusement park or circus;

     (K) a gas station, car wash or auto repair or body shop, other than within the building area designated as "Pad 1" on the Site Plan (the parties specifically acknowledging that Tenant's car stereo installation facility is not included in this prohibition (K));

     (L) a facility for the sale of new or used motor vehicles, trailers or mobile homes;

     (M) a facility for any use which is illegal or dangerous, constitutes a nuisance or is inconsistent with an integrated, community-oriented retail and commercial shopping center;

     (N)  a skating rink;

     (0) an arcade, pinball or computer gameroom (provided that retail facilities in the Shopping Center, exclusive of the Premises, may operate no more than four (4) such electronic games incidentally to their primary operations);

     (P) service-oriented offices (such as, by way of example, medical or employment offices, travel agencies, real estate agencies or dry cleaning establishments) or other nonretail uses within 250 feet of the Premises, except for offices and storage facilities incidental to a primary retail operation;

     (Q)  a banquet hall, auditorium or other place of public assembly;

     (R) a training or educational facility (including, without limitation, a beauty school, barber college, reading room, school or other facility catering primarily to students or trainees rather than customers);

     (S)  a theater of any kind; or

     (T)  a gymnasium, sport or health club or spa.

     In addition to the foregoing, Landlord shall not operate, lease or permit to be operated or leased any restaurant within any building on Landlord's Premises, which is located within three hundred (300) feet of the front entrance to the Building, subject, however, to the rights of tenants under the Prior Leases. In addition, no auction, fire, or going-out-of-business sale shall be conducted in the Shopping Center, subject, however, to the rights of tenants under the Prior Leases.

               (ix) SITE COVENANTS. With regard to the development of the Shopping Center and the uses and operations of the Common Areas, Landlord makes the following representations and warranties (the "Site Covenants"):

                     (A) BUILDING HEIGHT AND LOCATION. With the exception of buildings in existence as of the date of this Lease, no building adjacent to the Premises, including any parapet thereon, shall exceed thirty (30) feet in height above finished grade (but may include a mezzanine), nor shall it be positioned so as to project beyond the portion of the front wall of the Building, except as shown on the Site Plan attached hereto. Except for the kiosk shown on the Supplemental Site Plan, no outparcels, barriers, buildings, kiosks or other structures, either temporary or permanent, shall be located within Tenant's Preferred Area, and no building located on an outparcel elsewhere in the Shopping Center shall exceed one story, twenty-five (25) feet in height, including parapet, and shall be subject to all size restrictions set forth on the attached Site Plan.

No development shall occur within the Tenant's Preferred Area except as shown on the Site Plan.

                     (B) CONSTRUCTION AND ALTERATIONS. Following the end of the first Lease Year, subject to the rights of tenants under the Prior Leases, no construction shall be permitted in the Shopping Center (except on Pads "F," "G," "1" and "2" as shown on the Site Plan) during the months of October, November and December within 250 feet of the Premises, except for interior alterations not affecting the operations of any other occupant of the Shopping Center and except for emergency repairs. In the event of any substantial construction within the Shopping Center, Landlord shall designate a construction access route, staging and parking areas located so as to minimize interference with customers or the operations of other occupants of the Shopping Center and shall require erection of safety barriers as necessary and an opaque wall around the site of such construction of a size necessary to screen such construction from ground level view, subject to the rights of tenants under Prior Leases. With regard to any construction on Landlord's Premises, Landlord shall be solely responsible for any governmentally imposed impact fees, hook-up, connection, installation or tap-in fees and other, similar construction-related charges. Except as shown on the Site Plan, Landlord shall make no changes in the Common Areas located in Tenant's Preferred Area (including, without limitation, changes in the location of curbcuts, drive aisles, roadways, sidewalks or parking spaces or reduction of the parking ratio specified in paragraph 5) without Tenant's express written consent, which Tenant may, in its sole discretion, withhold. With respect to changes in the Common Areas in the rest of the Shopping Center, Tenant's prior written consent shall be required with respect to changes which would reduce the parking ratio below that required by paragraph 5 above, which consent may be withheld in Tenant's sole discretion.

                     (C) PROHIBITED USES IN COMMON AREAS. Landlord covenants that it shall not, without Tenant's express written consent, permit the following uses or activities to occur in the Common Areas: (1) advertisements or signs except for the pylon signs described in paragraph 8, the "for rent" signs described in paragraph 27, traffic control signs and low rise monument signs not in excess of six (6) feet in height within landscaped areas or adjacent to buildings; (2) display or sale of merchandise except as permitted under paragraph 6 above; (3) operation of loudspeakers or other sound electronically amplified so as to be heard in the Common Areas; or (4) imposition of a charge for parking. Parking by employees of Tenant, Landlord and other occupants of the Shopping Center shall be in designated "employee parking" areas, the location of which shall be designed by Landlord, subject, however, to the provisions of paragraph 6 above. Tenant's approval shall be required to the designation of employee parking within Tenant's Preferred Area. The provisions of this paragraph (C) shall be subject to the rights of tenants under the Prior Leases.

                     (D) EASEMENTS. Landlord shall not subdivide, parcel or otherwise divide the Shopping Center or create any easements in the Common Areas without Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, it shall not be unreasonable for Tenant to withheld its consent if such act on the part of Landlord would adversely affect Tenant's rights or increase Tenant's obligations under this Lease. Tenant hereby approves Tentative Parcel Map No. 95 attached hereto as EXHIBIT "M".

                     (E) TRUCK ACCESS. Landlord covenants that it will not at any time during the Term, alter the truck access to the Premises within Tenant's Preferred Area.

               (x) INTERFERENCE WITH TENANT'S RECEPTION/TRANSMISSION. Landlord shall not install or permit to be installed by Landlord, any other tenant or other person anywhere in the Shopping Center, any radio or other transmitting equipment which would cause any interference with satellite, radio or television reception or transmission in or from the Building. The provisions of this paragraph (X) are subject to the rights of tenants under the Prior Leases; provided, however, to the extent of any interference caused by the tenants of said Prior Leases, Landlord agrees to exercise reasonable efforts under its powers pursuant to the Prior Leases to eliminate such interference.

               (xi) NOTICES AFFECTING THE PREMISES. Landlord shall promptly forward to Tenant any notice or other communication affecting the Premises and/or the rights of Tenant hereunder received by Landlord from any owner of property adjoining, adjacent or nearby to the Premises or the Shopping Center or from any municipal or governmental authority, in connection with any hearing or other administrative procedure relating to the use or occupancy of the Premises and/or the rights of Tenant hereunder.

               (xii) CONSTRUCTIVE TRUST. Landlord covenants that all sums paid by Tenant to Landlord and intended for payment by Landlord to a third party (such as, by way of example, taxes and certain elements of CAM Charges) are given to Landlord in trust and shall be applied only for such third-party payments, as and when due or to reimburse Landlord for payment of same.

               (xiii) UTILITY LINES/EASEMENTS. Landlord represents and warrants that upon the delivery of the Land, all utility lines and easements located above or below the Land will have been relocated to enable Tenant to construct the Improvements on the location shown on the Site Plan without encroaching on said lines and/or easements. Landlord further represents and warrants that as of such date there shall be no third party utility lines under the Premises.

          (b)  Tenant represents, warrants and covenants to Landlord that:

               (i) TENANT'S AUTHORITY. Tenant is a duly constituted corporation organized under the laws of the Commonwealth of Virginia; it has the power to enter into this Lease and perform Tenant's obligations hereunder; and the Vice President executing this Lease on Tenant's behalf has the right and lawful authority to do so.

               (ii) TENANT'S WARRANTY AS TO HAZARDOUS OR TOXIC MATERIALS. As to Tenant's use and occupancy of the Premises and use of the Common Areas, Tenant will not introduce, discharge, dump, spill or store within the Premises or the Shopping Center any Hazardous Substances; and Tenant indemnifies and agrees to hold Landlord harmless from and against all costs, liability and damages as a result thereof, to the same extent that Landlord indemnifies and holds Tenant harmless in subparagraph (a)(v) above. The warranty and indemnity of Tenant described in this paragraph 19(b)(ii) shall survive the termination of this Lease.

          (c) In the event there is a condition at variance with the foregoing representations, warranties and/or covenants of Landlord with respect to the Premises or the Shopping Center which prevents or in any material way inhibits the use of the Premises or any part thereof or the Common Areas for their intended purposes by Tenant or Tenant's employees, licensees, agents, suppliers, customers or invitees, or if Landlord shall default in the observance or performance of any of the foregoing representations and warranties, then, in addition to such other remedies as may be accorded Tenant at law, in equity or under the terms of this Lease, Tenant may, in addition to its other remedies under this Lease, after thirty
(30) days' notice to Landlord, obtain an injunction or writ of specific performance to enforce such term or covenant, the parties hereby acknowledging the inadequacy of Tenant's legal remedy and the irreparable harm which would be caused to Tenant by any such variance or default. In addition, in the event that any of the representations, warranties and covenants set forth in this paragraph 19 are untrue or incorrect, or in the event that Tenant suffers any loss, cost, liability or damage as a result of the breach of any of such covenants, representations and warranties, Landlord shall defend, indemnify and hold Tenant harmless from any of such loss, costs, liability or damage incurred as a result of Landlord's breach hereunder.
    20. ESTOPPEL CERTIFICATES. Without charge, at any time and from time to time hereafter, within ten (10) days after receipt of written request by either party, the other party shall certify, by written and duly executed instrument, to any other entity ("Person") specified in such request: (a) as to whether this Lease has been supplemented or amended, and, if so, the substance and manner of such supplement or amendment; (b) as to the validity, force and effect of this Lease; (c) as to the existence of any default hereunder, to the certifying party's best knowledge; (d) as to the existence of any offsets, counterclaims, or defenses hereto on the part of such other party, to the certifying party's best knowledge; (e) as to the commencement and expiration dates of the Term; and
(f) as to any other matters which may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any Person to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.
    21.  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT.
         (a) Within forty-five (45) days following the execution hereof, Landlord shall deliver to Tenant with regard to and any and all Ground Leases (as defined below) and any and all Mortgages (as defined below) encumbering the Premises and placed thereon by Landlord, a non-disturbance and attornment agreement in the form OF EXHIBIT "G" hereto attached, executed by the Landlord under any such Ground Lease ("Ground Lessor") or the holder of such Mortgage ("Mortgagee"), as applicable. In addition, throughout the term, Landlord shall deliver to Tenant a non-disturbance and attornment agreement in the form of EXHIBIT "G" executed by Ground Lessor or Mortgagee (as applicable) with regard to all future Ground Leases and Mortgages and with regard to all renewals, modifications, replacements and extensions of such Ground Leases or Mortgages if the same have priority to this Lease or if Landlord desires that Tenant subordinate this Lease to the same. Upon Tenant's receipt of the non-disturbance and attornment agreement Tenant shall if acceptable to Tenant (provided Tenant may not object if such agreement is in the form of EXHIBIT "G" attached hereto) execute same, in recordable form, and, this Lease shall be subordinate to the corresponding Ground Lease or Mortgage.
         In the event of a foreclosure of any Mortgagee, Tenant shall attorn to a Mortgagee or any purchaser at a foreclosure sale (any such foreclosure, or deed in lieu thereof, shall be referred to as a "Foreclosure") of a Mortgage if Tenant and such Mortgagee have entered into a non-disturbance and attornment agreement and, if they have not, Tenant shall so attorn only if such Mortgagee or purchaser executes a writing in favor of Tenant which states the following (provided Tenant is not in uncured default beyond the expiration of any applicable grace periods): (i) this Lease shall not terminate by reason of such Foreclosure, (ii) Tenant's possession of the Premises shall not be disturbed,
(iii) the Mortgagee or purchaser upon such Foreclosure shall recognize Tenant and all its rights hereunder and shall be obligated to fully and completely perform Landlord's duties and obligations under the Lease arising from and after the date of such Foreclosure, including but not limited to an obligation to make all payments to Tenant and satisfy all construction obligations set forth in this Lease (subject, however, to the exceptions to the liability of a Mortgagee or any purchaser at a foreclosure sale set forth in section 5 of the attached EXHIBIT "G"), (iv) Tenant shall not be named as a party in any action for foreclosure, and (v) the Mortgagee, whether or not the Mortgage is foreclosed, shall make all proceeds arising from a casualty or condemnation loss to the Premises available to Tenant for restoration of the Improvements in accordance with the terms hereof. In the event of termination of the Ground Lease, Tenant shall attorn to any Ground Lessor from whom Tenant has received a non-disturbance agreement in accordance with this paragraph 21.
         Landlord shall cause any present or future Mortgagee to deliver a non-disturbance and attornment agreement in accordance with this paragraph
21, as set forth in paragraph 37(b) below. As used in this paragraph 21, the term "Mortgage" shall mean any mortgage, deed to secure debt, deed of trust, trust deed or other collateral conveyance of, or lien or encumbrance against, the Premises, and the term "Ground Lease" shall mean any ground lease or master lease affecting the Premises.
         (b) If requested by any Mortgagee, from time to time during the Term, Tenant agrees to execute such subordination, non-disturbance and attornment agreement, which shall include agreements as may be satisfactory to Tenant and as are typically found in subordination, non-disturbance and attornment agreements with institutional lenders.
    22. CHANGE OF LANDLORD. Subject to paragraph 21 above, in the event Landlord's interest in the Premises passes to a successor (the "Successor") by sale, lease,

Foreclosure or in any other manner, Tenant shall be bound to the Successor under all of the terms of this Lease for the balance of the Term with the same force and effect as if the Successor were the landlord under the Lease, and Tenant hereby agrees to attorn to the Successor as its Landlord, such attornment to be effective upon written notice thereof given by Landlord to Tenant. In the event that Landlord's interest in the Premises passes to a Successor and such Successor is bound unto Tenant as set forth above, Landlord shall be released from all obligations to Tenant hereunder arising after the date Landlord's interest so passes, except that Landlord agrees to indemnify, defend and hold Tenant harmless from and against all costs, claims, loss, liability or damage suffered by Tenant as a result of Landlord's transfer of its interests hereunder and/or Landlord's failure to provide Tenant with notice of such Successor.
    23. TENANT'S FINANCING. Notwithstanding any other provisions of this Lease, Tenant may, without Landlord's consent, from time to time, secure financing or general credit lines and grant the lenders thereof, as security therefor, (i) a security interest in Tenant's fixtures, personalty, inventory and equipment (collectively, "Personalty"), (ii) the right to enter the Premises to realize upon any Personalty so pledged, and/or (iii) a collateral assignment of Tenant's leasehold interest in the Premises, with rights of reassignment; provided, however, such collateral assignment may be made solely for the purpose of securing Tenant's indebtedness. Upon Tenant providing notice of such financing to Landlord (which notice shall identify Tenant's lender and provide an initial address to which notices to such lender may be given by Landlord pending written notification of a change of address), Landlord agrees to evidence its consent in writing to such security interest and agreement and to give such lenders the same notice and opportunity to cure any default of Tenant as is provided Tenant hereunder.
    24. TENANT'S PROPERTY AND WAIVER OF LANDLORD'S LIEN. All of the Personalty shall be and remain the personal property of Tenant. Landlord expressly waives its statutory or common law landlord's liens (as same may be enacted or may exist from time to time) and any and all rights granted under any present or future laws to levy or distrain for rent (whether in arrears or in advance) against the aforesaid property of Tenant on the Premises and further agrees to execute any reasonable instruments evidencing such waiver, at any time or times hereafter upon Tenant's request; provided that the beneficiary of such instrument and/or waiver agrees in writing that its right to remove any Personality from the Premises will expire no later than thirty
(30) days following its receipt of written notification of the termination or expiration of this Lease and that such beneficiary agrees to repair any damages to the Building resulting from such removal.

    25. MEMORANDUM OF LEASE: COMMENCEMENT DATE AGREEMENT. Landlord and Tenant agree, at the other's request and at the sole expense of the requesting party, to execute a Memorandum of Lease in recordable form, substantially similar to that attached hereto as EXHIBIT "H", setting forth such provisions hereof as may be required by State law. In addition, Landlord and Tenant shall execute a Commencement Date Agreement in the form attached hereto as EXHIBIT "I", once the Commencement Date has been established. Recording costs for either or both documents shall be borne by Tenant. The provisions of this Lease shall control, however, with regard to any omissions from, or provisions hereof which may be in conflict with, the Memorandum of Lease or Commencement Date Agreement.
    26. EXPIRATION OF TERM AND HOLDING OVER. All of the Personalty shall be removable by Tenant any time prior to, or within thirty (30) days after, the expiration or earlier termination of this Lease and shall be so removed by Tenant at the request of Landlord within thirty (30) days after the expiration or termination of this Lease. In the event Tenant fails to remove any or all of its Personalty within the said thirty (30) day period, Landlord may remove such Personalty, or the balance thereof, cause such Personalty to be placed into storage and thereafter charge Tenant the cost of such removal and storage, together with interest thereon at the Default Rate. Those improvements that are integrated into the physical structure of the Building, except any of Tenant's trade fixtures, shall not be removed and shall become the property of Landlord. (A nonexclusive list of Tenant's removable trade fixtures is attached hereto as EXHIBIT "D".) Tenant agrees promptly to repair any damage to the Premises occasioned by the removal of Tenant's trade fixtures, furnishings and equipment (except for small holes caused by nails, fasteners and the like) and to surrender the Premises broom clean, in as good condition as on the date of Tenant's opening for business therein, ordinary wear and tear and casualty that Tenant is not required to repair or restore and condemnation excepted and free and clear of liens and/or encumbrances arising out of or resulting from Tenant's use and/or occupancy of the Premises not previously approved by Landlord in writing. Tenant agrees that at the expiration of this Lease, it will deliver to Landlord peaceable possession of the Premises. No holding over by Tenant nor acceptance of Base Rent or other charges by Landlord shall operate as a renewal or extension of the Lease without the written consent of Landlord and Tenant. Should Tenant hold over without the consent of Landlord, this Lease shall continue in force from month to month, subject to all of the provisions hereof and at the monthly Base Rent Tenant had been paying during the preceding Lease Year increased by fifty percent (50%).

    27. "FOR RENT" SIGNS. Tenant hereby permits Landlord during the last one hundred twenty (120) days of the Main Term or of any Option Period, as the case may be (provided that no applicable Renewal Option has been exercised or deemed exercised), to place one (1) "For Rent" or "For Sale" sign, not exceeding four
(4) feet by four (4) feet in size, on the parking lot of the Shopping Center. Tenant will also allow Landlord or its agents, upon prior written notice and accompanied by a representative of Tenant designated by Tenant, to show the Premises, exterior and interior, to prospective purchasers or mortgagees and, during the last one hundred twenty (120) days of the Term to prospective tenants, during reasonable business hours by prior appointment, provided same does not interfere with the conduct of Tenant's business.
    28. FORCE MAJEURE. Except as otherwise specifically contemplated in this Lease or in paragraph 4 of the Construction Provisions, in the event that Landlord or Tenant shall be delayed or hindered in, or prevented from, the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, delay by the other party, failure of power or unavailability of utilities, riots, insurrection, war or other reason of a like nature not the fault of such party or not within its control, financial inability excepted, then performance of such act shall be excused for the period of delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, that in connection with the construction of the Improvements, the consequences of delays by the other party shall be governed by paragraph 4 of the Construction Provisions.
    29. EVENTS OF TENANT'S DEFAULT. Any of the following occurrences, conditions or acts by Tenant shall constitute an "Event of Default" under this
Lease:
         (a) FAILURE TO PAY RENT; BREACH. (i) Tenant's failure to make any payment of money required by this Lease (including without limitation Base Rent, CAM Charges or Real Estate Taxes) (subject to Tenant's right to pay same under protest), within ten (10) days after the receipt of written notice from Landlord to Tenant that same is overdue; or (ii) Tenant's failure to observe or perform any other material provision of this Lease within thirty (30) days after receipt of written notice from Landlord to Tenant specifying such default and demanding that the same be cured; provided that, if such default cannot with due diligence be wholly cured within such thirty (30) day period, Tenant shall have such longer period as is reasonably necessary to cure the default, so long as Tenant proceeds promptly to commence the cure of same within such thirty (30) day period and diligently prosecutes the cure to completion and provided further that in the case of an emergency, Landlord shall be required to give only such notice as is reasonable under the circumstances.

         (b) BANKRUPTCY. Tenant's adjudication as bankrupt or insolvent, or the appointment of a receiver, trustee in involuntary bankruptcy or other, similar officer to take charge of any substantial part of Tenant's property, which proceeding is not dismissed within one hundred twenty (120) days after it is begun of if Tenant shall file or petition to have Tenant adjudged a bankrupt or a petition for reorganization.
    30. LANDLORD'S REMEDIES. After the occurrence of an Event of Default by Tenant, Landlord shall have the right to exercise the following remedies:
         (a) CONTINUE LEASE. Landlord may, at its option, continue this Lease in full force and effect, without terminating Tenant's right to possession of the Premises, in which event Landlord shall have the right to collect Base Rent and other charges when due, including any sums due for any Option Period for which a Renewal Option has been exercised. In the alternative, Landlord shall have the right to peaceably re-enter the Premises on the terms set forth in subparagraph (b) below, without such re-entry being deemed a termination of the Lease or an acceptance by Landlord of a surrender thereof. Landlord shall also have the right, at its option, from time to time, without terminating this Lease, to relet the Premises, or any part thereof, with or without legal process, as the agent, and for the account, of Tenant upon commercially reasonable terms and conditions, in which event the rents received on such reletting shall be applied (i) first to the reasonable and actual expenses of such reletting and collection, including without limitation necessary renovation of the Premises, reasonable and actual attorneys' fees and any reasonable and actual real estate commissions paid, and (ii) thereafter toward payment of all sums due or to become due Landlord hereunder. If a sufficient amount to pay such expenses and sums shall not be realized or secured, in Landlord's exercise of reasonable efforts to mitigate its damages (which Landlord hereby agrees to make), then Tenant shall pay Landlord any such deficiency monthly, and Landlord may bring an action therefor as such monthly deficiency shall arise. Landlord shall not, in any event, be required to pay Tenant any sums received by Landlord on a reletting of the Premises in excess of the rent provided in this Lease, but such excess shall reduce any accrued present or future obligations of Tenant hereunder. Landlord's re-entry and reletting of the Premises without termination of this Lease shall not preclude Landlord from subsequently terminating this Lease as set forth below. It is the intent of this paragraph that Landlord have the remedy provided in California Civil Code Section 1951.4 (Landlord may continue lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign subject only to reasonable limitations).

     (b) TERMINATE LEASE. Landlord may terminate this Lease by written notice to Tenant specifying a date therefor, which shall be no sooner than thirty (30) days following receipt of such notice by Tenant, and this Lease shall then terminate on the date so specified as if such date had been originally fixed as the expiration date of the Term. In the event of such termination, Landlord shall be entitled to recover from Tenant all of the following:

         (i) The "worth at the time of the award" (defined below) of any obligation which has accrued prior to the date of termination;

        (ii) The "worth at the time of the award" of the amount by which the unpaid Base Rent and all other charges which would have accrued after termination until the time of award exceeds the amount of any sums which Landlord has (or Tenant proves that Landlord could have) received in mitigation; and

       (iii) The "worth at the time of the award" of the amount by which the unpaid Base Rent and other charges for the balance of the Term after the time of award exceeds the amount of any sums which Landlord has (or
     Tenant proves that Landlord could have) received in mitigation.

     As used in this paragraph 30(b), the term, "worth at the time of the award", shall be computed by allowing simple interest at an accrual equal to the Default Rate for past due obligations, and a discount rate to net present value equal to the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%) on anticipated future obligations, on the amount of the obligations payable on the date of such calculation. In the event this Lease shall be terminated as provided above, by summary proceedings or otherwise, Landlord, its agents, servants or representatives may immediately or at any time thereafter peaceably re-enter and resume possession of the Premises and remove all persons and property therefrom, by summary dispossession proceedings. Landlord shall never be entitled to dispossess the Tenant of the Premises pursuant to any "lock-out" or other nonjudicial remedy.

     (c) REMEDIES ARE CUMULATIVE. The various rights and remedies reserved to Landlord herein, are cumulative, and Landlord may pursue any and all such rights and remedies (but no others), whether at the same time or otherwise
(to the extent not inconsistent with specific provisions of this Lease). Notwithstanding anything herein to the contrary, Landlord expressly waives its right to forcibly dispossess Tenant from the Premises, whether peaceably or otherwise, without judicial process, such that Landlord shall not be entitled to any "commercial lockout" or any other provisions of applicable law which permit landlords to dispossess tenants from commercial properties without the benefit of judicial review.

     31. EVENTS OF LANDLORD'S DEFAULT; TENANT'S REMEDIES. Any of the following occurrences, conditions or acts by Landlord shall constitute an "Event of Default": (a) Landlord's failure to make any payments of money due Tenant hereunder within ten (10) days after the receipt of written notice from Tenant that same is overdue (in which event the delinquent amount shall accrue interest at the Default Rate); or (b) Landlord's failure to perform any nonmonetary obligation of Landlord hereunder within thirty (30) days after receipt of written notice from Tenant to Landlord specifying such default and demanding that the same be cured; provided that, if such default cannot with due diligence be wholly cured within such thirty (30) day period, Landlord shall have such longer period as may be reasonably necessary to cure the default, so long as Landlord proceeds promptly to commence the cure of same within such thirty (30) day period and diligently prosecutes the cure to completion and provided further that in the case of an emergency, Tenant shall be required to give only such notice as is reasonable under the circumstances. Notwithstanding the foregoing, upon Landlord providing notice of any Mortgagee to Tenant (which notice shall identify the Mortgagee and provide an address to which notices to said Mortgagee may be given by Tenant pending written notice of a change of address from such Mortgagee), Tenant agrees to give such Mortgagee the same notice and opportunity to cure any default of Landlord as is provided Landlord hereunder.

     Upon the occurrence of an Event of Default by Landlord, at Tenant's option, in addition to any and all other remedies which it may have at law and/or in equity, and without its actions being deemed an election of remedies or a cure of Landlord's default, Tenant may do all or any of the following: (i) pay or perform such obligations and offset Tenant's reasonable and actual cost of performance, including any and all transaction costs and attorneys' fees, plus interest at the Default Rate, against the Base Rent, CAM Charges and any and all other amounts and charges due Landlord hereunder or (ii) in the event such Event of Default by Landlord materially interferes with the conduct and operation of Tenant's business from the Premises and has not been cured by Landlord's Mortgagee within the time permitted for cure by such Mortgagee under this paragraph 31, terminate this Lease and sue for damages, including interest, transaction costs and attorneys' fees as specified in subsection (i) above. If Landlord fails to pay Tenant the Tenant Improvement Allowance in a timely manner, Tenant shall be entitled to the rights and remedies set forth in the Construction Provisions. As to a breach of the warranties and representations contained in paragraph 19, Tenant shall be entitled to the remedies provided therein, in addition to those remedies provided herein. The various rights and remedies reserved to Tenant herein are cumulative, and Tenant may pursue any and all rights and remedies, whether at the same time or otherwise.

     32. WAIVER. If either Landlord or Tenant fails to insist on the strict observance by the other of any provisions of this Lease, neither shall thereby be precluded from enforcing nor be held to have waived any of the obligations, past, present or future, of this Lease. Either party may accept late payment or performance by the other without waiving any Event of Default which may then have accrued. Landlord's acceptance of Base Rent or other payments from Tenant while Tenant is in default under this Lease shall not be construed as a waiver of such default.

     33. COMPLIANCE WITH APPLICABLE LAWS. During the Term, Landlord and Tenant shall comply with all lawful requirements of the local, county and state health boards, police and fire departments, municipal and state authorities and any other governmental authorities with jurisdiction over the Shopping Center, and of the board of fire underwriters, respecting Tenant's use and occupancy of the Improvements or Landlord's operation of the Shopping Center, as applicable. In the event that Tenant, within thirty (30) prior days' written notice (except in the case of an emergency, in which event only such notice as is reasonable under the circumstances shall be required) from Landlord or any such authority ordering performance of any such work which Tenant is required to perform in order for Tenant and/or the Improvements to remain in, or come into, compliance with any such requirement, fails to perform or diligently commence performance of same with reasonable promptness, Landlord may perform said work and collect the reasonable cost theref plus interest at the Default Rate from Tenant with the next istallment or installments of Base Rent. In the event that Landlord, within thirty (30) prior days' written notice (except in the case of an emergency, in which event only such notice as is reasonable under the circumstances shall be required) from Tenant or any such authority ordering performance of any such work which Landlord is required to perform in order for Landlord and/or Landlord's Premises to remain in, or come into, compliance with any such requirement, fails to perform or diligently commence performance of same with reasonable promptness, Tenant may perform said work and deduct the reasonable cost thereof plus interest at the Default Rate from Landlord with the next installment or installments of Base Rent.

     34. NOTICES. Any notice permitted or required to be given pursuant to this Lease shall be deemed to have been given three (3) business days after mailing a written notice by certified mail, postage prepaid, return receipt requested, or one (1) business day after sending by Federal Express or other comparable overnight express courier service (with proof of receipt available), addressed to the parties as follows:

If to Tenant:     CIRCUIT CITY STORES, INC.
                  9950 Mayland Drive
                  Richmond, Virginia  23233
                  Attention:  Corporate Secretary

with a copy to:   CIRCUIT CITY STORES, INC.
                  9950 Mayland Drive
                  Richlmond, Virginia  23233
                  Attention:  Vice President of Real Estate

If to Landlord:   Chico Crossroads Center, Ltd.,
                  c/o Commercial Management and Development
                  4811 Chippendale Drive, Suite 307
                  Sacramento, California  95841

with a copy to:   Mr. Jaime Sohacheski
                  8665 Wilshire Boulevard, Suite 200
                  Beverly Hills, California  92011

                            and

                  Mr. Robert A. Flaxman
                  2402 Michelson Avenue, #265
                  Irvine, California  92715

or to such other addressees as any party hereto shall from time to time give notice to the other party in accordance with this paragraph.

     35. BROKERS. Landlord and Tenant each covenant that they have not dealt with any real estate broker or finder with respect to this Lease, except for The Equity Group, Inc. which represented Tenant and Lowen Real Estate which represented Landlord (collectively, the "Brokers"). Lowen Real Estate shall be paid a commission by Landlord pursuant to a separate written agreement between Lowen Real Estate and Landlord. Lowen Real Estate shall pay fifty percent (50%) of said commission to The Equity Group, Inc., pursuant to separate agreement between Lowen Real Estate and The Equity Group, Inc. The Equity Group, Inc. shall be paid one-half of its share of the commission within fifteen (15) days following the satisfaction or waiver by Landlord and Tenant, as applicable, of the contingencies set forth in paragraph 37 hereof, and the remainder shall be paid within fifteen (15) days following the earlier of (i) Tenant's opening for business or (ii) the Commencement Date. Should any portion of the commission due The Equity Group, Inc. not be delivered within fifteen (15) days following written notice to Landlord, the same shall constitute a Landlord Event of

Default hereunder (provided, however, Tenant may not terminate this Lease due to such default) and said amount shall accrue interest at the Default Rate until delivered in full to The Equity Group, Inc. Except for the foregoing, each party shall hold the other party harmless from all damages, claims, liabilities or expenses, including reasonable and actual attorneys' fees (through all levels of proceedings), resulting from any claims that may asserted against the other party by any real estate broker or finder with whom the indemnifying party either has or is purported to have dealt.

     36.   MISCELLANEOUS.

         (a) HEADINGS AND GENDER. All paragraph headings, titles or captions contained in this Lease are for convenience only and shall not be deemed a part of this Lease and shall not in any way limit or amplify the terms and provisions of this Lease. The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires or indicates.

         (b) CONSTRUCTION. The parties hereto agree that all the provisions hereof are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof.

         (c) WAIVER OF JURY TRIAL. In the event of any court action arising out of this Lease, each party hereby expressly waives its right to trial by jury.

         (d) RELATIONSHIP OF LANDLORD-TENANT. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent, partnership, joint venture, or any other association between Landlord and Tenant other than the landlord-tenant relationship described herein.

         (e) ENTIRE AGREEMENT; MERGER. This Lease, including all exhibits hereto (which are hereby incorporated herein by reference for all purposes), contains the full and final agreement of every kind and nature whatsoever between the parties hereto concerning the subject matter of this Lease, and all preliminary negotiations and agreements of whatsoever kind or nature between Landlord and Tenant are merged herein. This Lease cannot be changed or modified in any manner other than by a written amendment or modification executed by Landlord and Tenant.

         (f) ATTORNEYS' FEES. In the event either party shall be required to commence or defend any action or proceeding against any other party by reason of any breach or claimed breach of any provision of this Lease, to commence or defend any action or proceeding in any way connected with this Lease or to seek a judicial declaration of rights under this Lease, the party prevailing in such action or proceeding shall be entitled to recover from or to be reimbursed by the other party for the prevailing party's reasonable and actual attorneys' fees and costs through all levels of proceedings.

          (g) PARTIAL INVALIDITY. If any provision of this Lease or the application thereof to any person or circumstance shall be deemed invalid or unenforceable, the remainder of this Lease and its application to other persons or circumstances shall not be affected by such partial invalidity but shall be enforced to the fullest extent permitted by law as though such invalid or unenforceable provision was never a part hereof.

          (h) CONSENTS. Any consent or approval granted by either party hereunder shall be deemed a consent only as to the matter on which such consent was requested and shall not waive the consenting party's right to give or withhold consent to any subsequent matter.

          (i) HOLIDAYS. If the day on which rent or any other payment due hereunder is payable falls on a Sunday or on a legal holiday on which the United States mails are not delivered, it shall be payable on the following business day.

          (j) APPLICABLE LAW. This Lease shall be construed in accordance with the laws of the State, and the parties agree that jurisdiction for all actions hereunder shall lie therein.

          (k) SUCCESSORS AND ASSIGNS. All rights, obligations and liabilities herein given to or imposed upon any party hereto shall extend to the permitted successors and assigns of such party.

          (l) COUNTERPARTS. This Lease may be executed in one or more identical counterparts, and as so executed by all parties hereto shall constitute a single instrument for purposes of the effectiveness of this Lease.

          (m) TRADEMARKS AND TRADE NAMES. All trademarks, trade names, service marks, signs and all other marks of identification used by Tenant in its business shall at all times remain the exclusive property of Tenant, and Landlord shall have no right, interest in, or title to any of Tenant's trademarks, trade names, service marks, signs or other marks of identification unless and to the extent Tenant fails to remove same within thirty (30) days of the expiration or termination of this Lease, in which case Landlord shall have the right to remove said items and store or destroy same at Tenant's sole cost and expense, provided Landlord first notifies Tenant of its intent to exercise such right.

          (n) LATE FEE. If Tenant shall fail to pay, within ten (10) days of when due and payable, any rent or any additional rent, then Tenant shall pay to Landlord as a late charge and in consideration of the additional costs incurred by Landlord and the additional record keeping required to be performed by Landlord, a minimum sum of Two Hundred Fifty Dollars ($250.00), or a sum equal to one percent (1%) of the amount due, whichever is greater; provided, however, during the first twelve (12) months following the Commencement Date, no late charge shall be due by Tenant until the second said violation in such twelve month period. In addition, any amount due Landlord that is not paid within ten (10) days of when due, other than interest, shall bear interest from the date such amount becomes due until it is paid to Landlord at a rate of interest equal to the Default Rate.

          (o) LIABILITY OF LANDLORD. Tenant agrees that, except to the extent of the negligence or willful misconduct of Landlord or its agents or employees, Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or by any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or from other sources. The parties acknowledge and agree that Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Shopping Center.

          (p) NO PERSONAL LIABILITY. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord, and Tenant shall look solely to the real estate described on EXHIBIT "A-1" and to the rent, profits and other income generated therefrom (exclusive of any rent, profits or other income collected by Landlord prior to the entry of the judgment against Landlord) and to no other assets of Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against Landlord or the individual general partners of a general partnership which is Landlord herein, nor against any of their personal assets for such satisfaction.

           (q) LANDLORD'S SELF-HELP. Should Tenant fail to pay and discharge (or post satisfactory bond), when due and payable, any tax or assessment, payable by Tenant under this Lease, or any lien or claim for labor or materials employed or used in, or any claim for damages arising out of the repair, alteration, maintenance and use of the Premises, or should Tenant fail to procure and maintain or to evidence the procurement and maintenance of any insurance to be procured and maintained by Tenant under this Lease (self-insurance excepted), or should Tenant fail to fully perform any covenant or agreement to be performed by Tenant, as provided for in this Lease, after thirty (30) days' written notice from Landlord, or commence to cause within said thirty (30) day period and be diligently pursuing a cure of such default, then Landlord may, at its option and without waiving or releasing Tenant from any of Tenant's obligations hereunder pay any such tax, assessment, lien, claim, or charge, or settlement or discharge any action therefor or satisfy any judgment thereon or obtain any such insurance. Sums incurred or paid by Landlord in connection therewith, together with interest at the Default Rate on such costs, expenses and sums from the date incurred or paid by Landlord, shall be deemed to be additional rental hereunder and shall be paid by Tenant with and at the same time as the next installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

          (r) DESIGNATION OF USE/TENANCY. The designation of any type of use or tenancy with respect to any building site or the designation of any building site on the attached Site Plan is not intended as a covenant or representation that such building sites shall be construed or devoted to such a use or tenancy.

          (s) PROHIBITIONS ON RENT INCREASES. In the event that at any time any governmental law, rule or regulation prohibits or postpones, in whole or in part, any increase in the Base Rent or other sums payable by Tenant hereunder, then, and in either of such events, such increase shall be made to the maximum extent permissible by law at the time provided in this Lease, and/or at any time or times thereafter such increase, or any portion thereof, may lawfully be made and any such increase, the payment of which has been prohibited or postponed, shall thereafter become due and payable to the maximum extent at the earliest time or times permitted by law.

          (t) SUBORDINATION TO DECLARATION. Tenant agrees to subordinate this Lease of record to any Declaration of Covenants, Conditions and Restrictions and Grant of Easements ("Declaration"), or Common Area Maintenance Agreement ("CAMA") recorded by Landlord encumbering the Shopping Center, provided that the said Declaration and/or CAMA, as the case may be, is consistent with this Lease and does not adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

          (u) PARCEL MAP. Tenant acknowledges that Landlord may attempt to record a parcel or final map subdividing the Shopping Center into lots or parcels and agrees to join in executing any certificates or other documents required in connection therewith, so long as said map does not adversely affect Tenant's rights or increase Tenant's obligations under this Lease; provided that this subparagraph (h) shall not be construed as obligating Tenant to incur any expense or to agree to incur any expense in connection therewith other than costs incurred in reviewing same.

     37. EFFECTIVENESS OF LEASE; TENANT'S RIGHT TO TERMINATE. Notwithstanding the execution of this Lease or any provision hereof to the contrary, the parties hereto agree that the effectiveness of this Lease is expressly conditioned upon the complete satisfaction (or waiver) of each and all of the following conditions:
                                       52

          (a) Landlord's delivery of subordination, non-disturbance and attornment agreements, executed by any and all existing mortgagees in a form satisfactory to Tenant, within forty-five (45) days of execution hereof. Tenant hereby approves such an agreement in the form attached hereto as EXHIBIT "G".

          (b) Landlord's delivery of the Land by the date and in the condition specified in the Construction Provisions.

          (c) Tenant's obtaining the approval of the Architectural Review Board of the City of Chico for Tenant's Improvements; provided, however, if the approval is subject to certain conditions, the requirement of this paragraph 37(c) shall only be satisfied if the conditions are acceptable to Tenant. Tenant shall notify Landlord within five (5) business days following Tenant's receipt of the conditional approval whether such conditions are acceptable to Tenant. Tenant's failure to respond within said five day period shall conclusively be deemed an acknowledgment of Tenant's disapproval of such condition(s).

          (d) Landlord's representations, warranties and covenants, including but not limited to those set forth in paragraph 19 herein, being true and accurate in all material respects as of the date of delivery of the Land (as defined in the Construction Provisions).

          (e)  Tenant's obtaining satisfactory assurances within forty-five
(45) days of the date of execution hereof that all necessary approvals and consents from other tenants in the Shopping Center may be obtained. Landlord's written certification that this condition has been satisfied shall constitute satisfactory assurances. Landlord agrees to use reasonable efforts to obtain such approvals or consents promptly following the execution of this Lease.

          (f) Tenant's obtaining satisfactory written assurances that Landlord has obtained financing adequate to fund the Tenant Improvement Allowance within forty-five (45) days of the date of execution hereof.

          (g) No later than thirty (30) days prior to delivery of the Land to Tenant, Landlord delivering to Tenant a draft Development Schedule prepared by Landlord; provided, however, Landlord's failure to timely deliver such Schedule shall not provide Tenant with a right to terminate the Lease or delay its opening for business.

          (h) Landlord's delivery to Tenant within forty-five (45) days from Tenant's execution of this Lease of all termination, relocation and/or other agreements necessary to accommodate Tenant's construction and occupancy as described herein. However, should Landlord, after exercising commercially reasonable efforts to enforce all remedies available at law and in equity, be unable to enforce the terms of any aforesaid agreement, the same shall constitute a force majeure event, and Tenant shall have the right to terminate this Lease as provided in paragraph 4(a) of EXHIBIT "C", in which event Landlord shall have no liability to Tenant resulting from Landlord's inability to deliver the Land as required hereunder, including any reimbursement of Tenant's costs.

           The existence of the foregoing conditions is solely for the benefit of Tenant, and Tenant may waive any such condition at its sole discretion by delivering to Landlord a written notice signed by Tenant which specifically states the condition(s) being waived by Tenant.

          Notwithstanding any other provision in this Lease to the contrary, in the event any of the foregoing conditions shall not be met, satisfied or waived upon the latest date set forth herein for said condition, the parties hereto expressly agree that Tenant shall have the right to terminate this Lease in its sole and absolute discretion at anytime prior to the satisfaction or waiver of any such condition by delivering to Landlord a written notice signed by Tenant which states that Tenant is terminating this Lease on account of the failure of one or more of the foregoing conditions. In the event of any such termination, the rights and obligations of the parties shall be of no further force and effect and the parties shall have no further liability one to the other (except that the indemnifications set forth in paragraphs 14(i), 19(a)(v) and 19(b)(ii) hereof shall survive such termination) upon Tenant's delivery of said notice to Landlord.

          Notwithstanding the execution of this Lease or any provision hereof to the contrary, the parties hereto agree that the effectiveness of this Lease is expressly conditioned upon the complete satisfaction (or waiver by Landlord) of each and all of the following conditions:

          (a) The satisfaction (as opposed to waiver by Tenant) of the conditions in subparagraphs (a), (c), (e) and (h) above in this paragraph 37 within the time provided above for the satisfaction of each such condition; provided Landlord agrees to use reasonable efforts to satisfy said conditions.

          (b) That the Construction Term of this Lease commence by May 6, 1995, subject, however, to extension by Tenant by reason of any failure by Landlord to perform Landlord's obligations under this Lease.

           The existence of the foregoing conditions is solely for the benefit of Landlord, and Landlord may waive any such condition in its sole discretion by delivering to Tenant a written notice signed by Landlord which specifically states that the condition(s) is being waived by Landlord. Notwithstanding any other provision of this Lease to the contrary, in the event any of the foregoing conditions shall not be met, satisfied or waived, the parties hereto expressly agree that Landlord shall have the right to terminate this Lease in its sole and absolute discretion at any time prior to the satisfaction or waiver of any such condition by delivering to Tenant thirty (30) days' prior written notice signed by Landlord which states that Landlord is terminating this Lease on account of the failure of one or more of the foregoing conditions. In the event of any such termination, the rights and obligations of the parties shall be the same as in the event of a termination by Tenant pursuant to the foregoing provisions of this paragraph 37.

     38. CONFIDENTIALITY. The parties hereto, including, but not limited to, their heirs, successors, assigns and legal representatives, agree that this Lease may not be recorded and that all such parties hereby agree to use their best reasonable efforts to preserve the confidentiality of this transaction. This confidentiality agreement extends to any developers, bankers, lawyers, accountants, employees, agents or any other persons acting on behalf of the parties hereto and to prospective lenders and transferees of the parties. The parties hereto agree to use their best reasonable efforts to avoid discussing with, or disclosing to, any third parties (except those parties listed above) any of the terms, conditions or particulars in connection with this transaction. It is specifically agreed by way of illustration, but not by limitation, that the covenant of confidentiality set forth herein shall not be breached if such information is disclosed in connection with or due to any governmental law or ordinance, but this covenant of confidentiality shall be breached if Landlord, or any of Landlord's developers, bankers, accountants, agents, lenders, lawyers or other similar parties, discloses the content of, or delivers a copy of this Lease to, any third party without the express written consent of all parties to this Lease. Any breach of this confidentiality agreement shall constitute an Event of Default under the terms and provisions of this Lease but shall not permit termination of this Lease.

     WITNESS the following signatures and seals:

                                        LANDLORD
                                        --------

                                        CHICO CROSSROADS CENTER, LTD.,
                                        a California limited partnership
ATTEST (WITNESS):
                                        By: JMLB, Inc.,
                                            a California corporation
/s/ [illegible]
-------------------------

/s/ [illegible]                             By: /s/ Jamie Sohacheski
-------------------------                       -------------------------------
                                                Jamie Sohacheski
                                                Its: President

                                   TENANT
                                   ------

                                   CIRCUIT CITY STORES, INC.,
                                   a Virginia corporation
ATTEST:

/s/ [illegible]                    By: /s/ Benjamin B. Cummings, Jr.
--------------------------             ---------------------------------------
Its: Assistant Secretary           Name: Benjamin B. Cummings, Jr.
                                         -------------------------------------
                                   Title:           V.P.
                                          ------------------------------------

                                  EXHIBIT "A"

                                  SITE PLAN

                                (See Attached)

                               [SITE PLAN MAP]

                              EXHIBIT "A-1"

                            LEGAL DESCRIPTION

Lots 4 and 9 as shown on that certain map entitled, "CHICO INDUSTRIAL SUBDIVISION", which map was filed in the office of the Recorder of the County of Butte, State of California, on July 6, 1965 in Book 34 of Maps, at Pages 7, 8 and 9.

EXCEPTING THEREFROM that portion deeded to the State of California, by Deed recorded September 27, 1974 in Book 1941 of Official Records, at Page 219, records of Butte County, California.

ALSO EXCEPTING all minerals, oil, gas and other hydrocarbon substances below a depth of 500 feet and all geothermal rights below a depth of 250 feet of said real property without the right of surface entry, as reserved in Deed recorded April 16, 1980 in Book 2506 of Official Records, Page 661, records of Butte County, California.

ALSO EXCEPTING THEREFROM those portions deeded to the City of Chico, by deed recorded April 28, 1980 in Book 2510 of Official Records, at Page 195, and recorded May 15, 1980 in Book 2515 of Official Records, at Page 276; and recorded October 27, 1988, under Recorder's Serial No. 88-36683, records of Butte County, California.

The above described lots comprise one legal parcel as disclosed by Certificate of Merger No. 36, recorded August 22, 1988, under Recorder's Serial No. 88-27710, records of Butte County, California.

                                    EXHIBIT "B"

                                INDEX OF DEFINITIONS

      TERM                                       PARAGRAPH WHERE DEFINED


 Assessment(s)                                   Exh. "C", para. 1(a)
 Base Rent                                                 4(a)
 Building                                                  2
 CAM Charges                                               7(b)
 CAM Year                                                  7(c)
 Certificate                                               15(a)(i)
 City                                                      1
 Commencement Date                                         4
 Common Area Easement                                      6(d)
 Common Area Maintenance                                   7(a)
 Common Areas                                              7(a)
 Concept Plans                                   Exh. "C", para. 2(b)
 Construction Term                                         3
 CPI-U                                                     4(a)(ii)
 Date of Taking                                            16(a)
 Default Rate                                              9(b)
 Delivery of the Land                            Exh. "C", para. 1(b)
 Escrow Agent                                              15(a)(i)
 Event of Default (Landlord)                               31
 Event of Default (Tenant)                                 29
 Foreclosure                                               21(a)
 Grading Plans                                   Exh. "C", para. 1(b)
 Ground Lessor                                             21(a)
 Hazardous Substances                            Exh. "C", para. 1(a)
 Improvements                                              2
 Land                                                      1
 Landlord                                        Introduction
 Landlord's Premises                                       1
 Landlord Work                                   Exh. "C", para. 1(d)
 Lease Year                                                3
 Main Term                                                 3

 TERM                                            PARAGRAPH WHERE DEFINED

 Modified Proctor                                Exh.  "C", para.   2(a)
 Mortgage                                                  21(a)
 Mortgagee                                                 21(a)
 Option Periods                                            3
 Other Improvements                                        2
 Permissible Building Areas                      Exhibit "A"
 Permitted Encumbrances                          Exhibit "F"
 Person                                                    20
 Personalty                                                23
 Plans and Specifications                        Exh. "C", para. 2(b)
 Premises                                                  1
 Real Estate Taxes                                         9(a)
 Renewal Option                                            3
 Shopping Center                                           1
 Site Covenants                                            19(a)(ix)
 Site Work                                       Exh. "C", para. 1(b)
 Site Plan                                                 1
 Staging Area                                              6(a)
 State                                                     1
 Substantial Completion                          Exh. "C", para. 2(e)
 Substantially All of the Premises                         16(a)
 Successor                                                 22
 Taking                                                    16(a)
 Tax Parcel                                                9(b)
 Tenant                                          Introduction
 Tenant Improvement Allowance                    Exh. "C", para. 3
 Tenant's Preferred Area                         Exhibit "A"
 Tenant's Pro Rata Share                                   7(c)
 Term                                                      3
 Transfer                                        Exh. "C", para. 3
 Work                                                      15(a)(i)
 Worth at the time of the award                            30(b)

                                               [Chico Crossroads Shopping Center
                                                                      Chico, CA]
                                 EXHIBIT "C"

                           CONSTRUCTION PROVISIONS

    THESE CONSTRUCTION PROVISIONS (herein so called) are, hereby made a part of the Lease between Landlord and Tenant to which these Construction Provisions are attached as EXHIBIT "C". All defined terms shall have the meanings attributed to them in the Lease unless otherwise specifically defined in these Construction Provisions.

    1.    LANDLORD'S DELIVERY OF THE LAND;OTHER LANDLORD WORK.
All of the work set forth in subparagraphs (a), (b) and (c) below is, collectively, the "Landlord Work":

          (a)      HAZARDOUS SUBSTANCES.  Landlord shall deliver the
Land to Tenant free of any pollution or contamination from toxic or hazardous substances, asbestos or any other chemicals or substances in amounts which exceed standards for public health or welfare as established and regulated by any local governmental authority, the State or the United States Government (herein collectively referred to as "Hazardous Substances"). Landlord hereby grants Tenant and its agent access to the Premises and Shopping Center to enable Tenant to conduct such soil and environmental tests as its deems necessary. If Tenant's tests disclose any such pollution or contamination to be removed by Landlord, Tenant must notify Landlord of such disclosed contamination as soon as possible following any necessary confirmation of said discovery, and Landlord may terminate this Lease within thirty (30) days following notice of such results if the costs of such removal will exceed $25,000 or if the reasonable time required to complete such removal will exceed sixty (60) days.

     Landlord has heretofore provided Tenant with copies of Landlord's environmental site assessment(s) (the "Assessment(s)") of the Premises; a list of the Assessments provided to Tenant is attached hereto as EXHIBIT "N".

          (b) SITE WORK. Landlord, at its sole cost and expense, shall: (i) cause the Land to be free and clear of any known or unknown (which, but for Landlord's failure to discover same, should be removed prior to delivery of the Land to Tenant) obstructions, foundations, footings, utilities, easements, improvements and tenancies; (ii) complete grading of the Land and the "Construction Area," as defined below, in accordance with the "Standards for Grading Work" attached hereto as ATTACHMENT "1", and with the final plans prepared by Mike Byrd of Rolls, Anderson and Rolls (the "Grading Plans"), which Grading Plans are subject to Tenant's written approval, which approval shall be given or denied within ten (10) business days following Tenant's receipt of such Grading Plans (any disapproval shall be in writing and in sufficient detail to allow Landlord to make appropriate changes);
(iii) completion of Tenant's building pad strictly in accordance with Tenant's geotechnical report; (iv) use reasonable efforts to obtain approvals for all on and off-site permits required for any work to be performed by Landlord which are a prerequisite for issuance of Tenant's building permit;
(v) complete the Staging Area in accordance with the Grading Plans; and (vi) use reasonable efforts to obtain Architectural Review Board approval (which includes approval of the Site Plan and Tenant's elevations) from governmental authorities having jurisdiction over the Shopping Center, permitting Tenant's construction of the Premises (subject to issuance of Tenant's building permit). All of the work described in (i) through (vi) above is, collectively, the "Site Work". No changes shall be made to any of the Site Work, including but not limited to any plans and specifications therefor, without Tenant's prior written consent. The Site Work shall be performed in accordance with the construction schedule attached hereto as ATTACHMENT "3" (sometimes referred to herein as the "Construction Schedule"). Landlord specifically covenants and agrees that any problems or delays it encounters in grading the Premises in satisfaction of the Site Work requirements set forth above in connection with the condition of the soils, including environmental or hazardous waste issues, subsidence sinking, surface waters, subsurface waters, unforeseen site conditions or the like shall be its sole responsibility, shall cause a force majeure delay unless Jaime Sohocheski or Robert A. Flaxman have actual knowledge of such condition as of the execution hereof, and in no event shall the cost associated with such problems or conditions be passed on to Tenant in any manner.

     The term "Construction Area" means the Land, the Staging Area and the portion of the area between the face of curb for the Building as shown on the Supplemental Site Plan and the truck access driveway (at least twenty-five
(25) feet in width) at the rear of the Shopping Center. The Construction Area is depicted on the "Supplemental Site Plan" attached hereto as EXHIBIT "J". As a portion of the Site Work that will be completed prior to the delivery of the Land, Landlord shall demolish the existing building designated "C" on the Site Plan between the buildings indicated as "B" and "D", demolish pad building "3" on the Site Plan, and complete the concrete work for the parking spaces and landscape areas along the southeast wall of the building indicated as "B" on the Supplemental Site Plan and remove the paving from the Construction Area.

     If the items of Site Work to be performed on the Land are completed earlier than forty-five (45) days prior to Tenant's scheduled commencement of construction of the

Improvements (as provided below), the Land shall be overbuilt and sloped to drain and, within such forty-five (45) day period, shall be regraded and recompacted.

     Subject to force majeure, Landlord covenants and agrees to complete, at its sole cost and expense, each item of the Site Work and to assure that temporary utilities are available (at no cost to Tenant other than any deposits and use charges) within five (5) feet of the building pad as designated on the Supplemental Site Plan attached as EXHIBIT "J" and temporary telephone service to the Premises and the Staging Area, in accordance with the dates established therefor in ATTACHMENT "3", to the end that promptly upon completion of such requirements (collectively "delivery of the Land"), Tenant shall be able, subject to issuance of its building permit and matters within Tenant's control, to commence construction of the Improvements.

      Landlord acknowledges that Tenant's ability to obtain a building permit for its construction may be delayed due to the failure by Landlord to obtain necessary approvals or permits or to pay necessary fees for its construction and development of the Shopping Center. Landlord agrees that delivery of the Land shall not be deemed to have occurred until all Landlord's approvals and permits for the "Landlord Work," as defined below, shall have been obtained and all such fees, including but not limited to impact fees and assessments, (excluding assessment bonds of record not yet due and payable as well as fees associated with the issuance of a building permit for the Improvements for which Tenant is specifically responsible hereunder) shall have been paid, if and to the extent that such approvals, permits and fees for Landlord's Work shall be prerequisites to the issuance of Tenant's building permit. Landlord agrees to keep Tenant advised in writing on a monthly basis as to Landlord's progress in completing the Site Work. Landlord represents that to the best of its knowledge, all of the requirements for paving, curbing, stripping, lighting, landscaping, sidewalks, fire hydrants, and gutters for adequate drainage as well as any other work required by the City of Chico and any other duly constituted public authority have been satisfied as the same relate to the existing Shopping Center as improved. Furthermore, to the extent additional Site Work, including any required utility relocations, is required as a condition of Tenant obtaining any or all of the required approvals from the City of Chico, Landlord shall perform such Work at Landlord's sole cost and expense, provided the cost thereof does not exceed $100,000, exclusive of site development fees to be paid by Landlord. Upon the delivery of the Land, Landlord shall certify to Tenant that all elements of the Site Work have been completed in the form of the Site Work Certificate attached hereto as ATTACHMENT "4". In the event any permit fees to be paid by Landlord cover any portion of the construction and/or use of the Improvements, the cost of such fees, shall be equitably allocated between Landlord and Tenant based on the construction costs for the work to be performed by each party covered by such fees. In such event, Tenant shall reimburse Landlord its proportionate share of any such fees prior to commencing the construction of the Improvements, provided that Tenant has received a written request from Landlord for such reimbursement, together with reasonable supportive evidence of the amount and payment of such fees and of the allocation of such fees to Tenant.

          Should the Site Work require minor adjustments in order to be in accordance with ATTACHMENTS "1" and/or "2", Tenant may direct its contractor to make such adjustments, the total cost of which shall be reimbursed by Landlord to Tenant upon demand in a sum not to exceed Five Thousand Dollars ($5,000.00). Such required adjustments shall not be construed as delaying the "delivery of the Land" provided that Tenant directs its contractor to make such adjustments or Landlord makes such adjustments promptly following receipt of written request from Tenant to make such adjustments and in all events such adjustments do not interfere with Tenant's construction of the Improvements. Tenant agrees to notify Landlord in writing of any defects or required adjustments in the Site Work reasonably discoverable from an inspection of the Construction Area within ten (10) days of Tenant's receipt of the Site Work Certificate and within ten (10) days of the discovery of any other defects and/or required adjustments in the Site Work.

          (c) PAVING, LIGHTING, UTILITIES, LANDSCAPING AND DRAINAGE. Landlord, at its sole cost and expense, and in accordance with ATTACHMENT "3", shall cause a contractor licensed in the State to (i) assure the availability (at no cost to Tenant, except deposits and use charges) of the temporary utilities, as described in the "Utilities Specifications" attached hereto as ATTACHMENT "5" (ii) complete the construction and installation within five (5) feet of the Building, of permanent telephone service and permanent utilities service, including but not limited to gas, electric (provided, however, Landlord shall only be required to provide conduit and pull rope from Landlord's main transformer to Tenant's designated service point as shown on the Supplemental Site Plan), domestic water and fire water (in the capacities set forth in ATTACHMENT "5"), each at Tenant's required entry points shown on the Supplemental Site Plan; (iii) complete the integration of the Site Work and the Improvements into the existing Shopping Center storm water drainage system at Tenant's required location shown on the Supplemental Site Plan; and (iv) complete the construction and installation of paving and curbing for parking areas (including sidewalk curb in front of the Building), vehicular access and service roads, and driveways within the Construction Area, in accordance with the "Paving Specifications" attached hereto as ATTACHMENT "7" (provided that Tenant shall be responsible for concrete work where its Building and/or the sidewalk in front of its

Building connect with existing Common Area curbs, which work shall include the installation of concrete landscaping planters and associated landscaping). In connection therewith, upon thirty (30) days notice Tenant, Landlord shall commence to pave, according to the paving specifications attached to the Lease, all area within the Construction Area and adjacent thereto, up to the footprint of Tenant's Improvements, to the extent not already improved with curbs, sidewalks or landscaping. Such paving shall be completed, at Landlord's sole cost and expense, within fifteen (15) business days following said thirty (30) day notice period. Landlord represents that to the best of its knowledge, subject to any required increases to meet Tenant's standards set forth in ATTACHMENT "5", all utilities, sewer and water required for the Premises are in place serving the building partially located upon the Land that will be demolished in part by Landlord.

          (d) LANDLORD WORK. All of the work described to be performed by Landlord in this paragraph 1 is collectively referred to as the "Landlord Work". All Landlord Work shall be performed in accordance with all applicable laws and this Lease, in a good and workmanlike manner, as appropriate by engineers, surveyors, architects and consultants, who are bondable, licensed in the State and of good reputation. Landlord's general contractor shall be experienced in shopping center development and in coordinating construction schedules with major anchors and national retailers. In the event that Landlord defaults at any time in completion of any component of the Landlord Work and fails to correct such default such that an Event of Default occurs, Tenant shall have the right, but not the obligation, to perform at Landlord's sole cost and expense, all or any part of Landlord's Work. Tenant shall exercise this right by providing Landlord with written notice thereof, which notice shall reasonably detail those portions of the Landlord Work which Tenant elects to complete. Tenant may exercise the rights set forth in this paragraph 1(d) from time to time so long as Tenant provides Landlord notice specified herein (i) within a reasonable amount of time prior to the date upon which Landlord would otherwise commence that portion of the Landlord Work, or (ii) at such other time where it is feasible for Tenant to take over that portion of the Landlord Work from Landlord. In the event and to the extent that Tenant exercises its right hereunder, Landlord agrees to cooperate in good faith and provide Tenant with reasonable assistance so that Tenant can complete said portions of the Landlord Work. Landlord agrees to reimburse Tenant for any and all costs incurred by Tenant in connection with any portion of the Landlord Work which Tenant is in the process of completing within fifteen (15) days after receipt of written request from Tenant, which request shall be reasonably supported by invoices and/or written description of the

Landlord Work performed. In the event that the Landlord does not timely reimburse Tenant as hereinabove contemplated, Tenant shall be entitled to deduct the costs of such Landlord Work from rentals and other payments due under the Lease, together with interest at the Default Rate from the date of expenditure by Tenant until paid or otherwise deducted in full.

     2.   TENANT IMPROVEMENTS.

          (a) BUILDING CONSTRUCTION. Upon completion of all requirements therefor, Landlord shall give Tenant written notice (which shall include any required certifications, including but not limited to those required by ATTACHMENT "1") of delivery of the Land in the form of ATTACHMENT "4". Tenant shall promptly notify Landlord within ten (10) days of Tenant's receipt of such written notice from Landlord if any such requirement has not been met to Tenant's reasonable satisfaction. Upon completion of any such previously unmet requirements (excluding minor corrections and/or additions the completion of which by Landlord will not interfere with Tenant's construction, which work shall be promptly completed by Landlord upon notice from Tenant to complete such work), Tenant shall promptly commence and pursue to completion with due diligence the construction of the Improvements. The construction work on the Improvements shall be performed by a duly licensed contractor chosen by Tenant with a bonding capacity sufficient for Tenant's work and approved by Landlord's Mortgagee (Landlord shall be responsible for obtaining such approval, which approval shall not be unreasonably withheld or delayed), shall be done in a good and workmanlike manner, in compliance with all applicable laws and in substantial accordance with the "Plans and Specifications" (defined below). Furthermore, when constructing the Improvements, Tenant shall (i) provide fencing and security around the Construction Area; (ii) conduct its work (including the delivery of construction materials) so as to minimize the interference with the business of other occupants of the Shopping Center; (iii) require its workers and other agents to park in the Construction Area or those areas designated on the Supplemental Site Plan, as discussed below; (iv) store all tools, materials and construction vehicles within the Construction Area; and (v) keep the Construction Area reasonably neat and clean (based on reasonable construction standards) and the area outside the Construction Area as neat and clean as the remainder of the Shopping Center. In the event Tenant's construction personnel, delivery vehicles or construction vehicles are parked within the Shopping Center in an area not designated for such parking, Landlord may arrange for such vehicles to be towed at its owner's expense. In connection herewith, Landlord has designated for Tenant's exclusive use during the entire Construction Term certain parking spaces as shown on the Supplemental Site Plan; said spaces shall be labeled "Circuit City Construction Personnel Parking Only, Violators Will Be Towed At Owner's Expense." To the extent of any violation with respect to Tenant's exclusive parking during the Construction Term, Landlord shall, at the request of Tenant, make immediate arrangement for the towing of cars. Provided that the Land is delivered on or before the date set forth on ATTACHMENT "3", Tenant covenants and agrees to use reasonable efforts and due diligence to achieve "Substantial Completion" (as defined below) on or before the date which is seven (7) months thereafter.

          (b) PLANS AND SPECIFICATIONS. Tenant shall prepare and furnish to Landlord for its approval, not to be unreasonably withheld, conditioned or delayed, complete architectural drawings and specifications and building elevations (the "Plans and Specifications") for the construction of the Building and Other Improvements, incorporating therein the items specified and shown in the "Concept Plans" attached hereto as ATTACHMENT "9" within thirty (30) days following the approval of same by the Architectural Review Board of the City of Chico. Landlord agrees that it will approve the Plans and Specifications, so long as they are materially consistent with the Concept Plans and the requirements of this Lease and delivered to Landlord's architect concurrently therewith, within ten (10) business days after receipt thereof. Furthermore, provided Tenant's Plans and Specifications are approved by the City of Chico, Landlord shall not require Tenant to alter its building elevations, standard entrance tower, customer pickup area or the use of Alucobond and red trim on the front exterior of the Building. If the Plans and Specifications are not disapproved by Landlord within fifteen (15) days of delivery thereof to Landlord, same shall constitute a Landlord Delay and extended the Commencement Date, day for day based on the Landlord Delay. The Plans and Specifications shall not be substantially changed by Tenant without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any such changes, however, shall comply with the restrictions in this Lease, the Concept Plans and with applicable building codes and other governmental requirements. Notwithstanding anything contained in this Lease to the contrary, in no event, may the Plans and Specifications, as originally prepared or as modified, provide for a building containing greater or less than twenty-three thousand fourteen (23,014) square feet (provided, however Tenant shall be provided a differential of [plus or minus] one percent (1%)), to the nearest square foot, nor for a building with a canopy or facia extending higher than twenty (20) feet above the ground or deeper than twelve (12) feet from the storefront line nor for a building parapet extending higher than thirty-four (34) feet above the ground. In the event that any such change in the Plans and Specifications requested by Tenant requires modifications to the Landlord Work, Tenant shall reimburse Landlord for all additional costs incurred by Landlord as a result of such change including, without limitation, architect's and engineer's fees, within fifteen (15) days of a receipt of a request for such reimbursement, together with reasonably supportive evidence of the amount and payment of such additional costs and shall extend the required completion dates for Landlord Work as set forth in the Construction Schedule to the extent necessary to account for any such requested modifications.

          (c) PERMITS. Tenant, at its sole cost and expense, shall obtain or cause to be obtained those certain building permits, licenses, other governmental approvals and temporary and permanent certificates of occupancy which may be required for the lawful construction and occupancy of the Premises as a retail shopping facility in accordance with the Plans and Specifications. Landlord agrees to assist and cooperate fully with Tenant in obtaining such permits, licenses, approvals and certificates. Landlord shall be responsible for any other permits, licenses, approvals and certificates. Landlord shall be responsible for any other permits necessary for the development of the Shopping Center.

          (d) LANDLORD INSPECTIONS. During the course of construction of the Improvements, Landlord may, at its own risk and in cooperation with Tenant's contractor, enter upon the Land for purposes of inspecting the work, provided that such inspections shall not interfere with Tenant's construction.

          (e) SUBSTANTIAL COMPLETION. Substantial completion of the Improvements ("Substantial Completion") shall be deemed to occur when a certificate of occupancy, whether temporary and subject to minor items to be completed, or permanent, as the case may be, has been issued by the applicable governmental authority, and Tenant has opened its store facility for business with the public for the Initial Use. The foregoing shall not be deemed to relieve Tenant of its responsibility to complete the Improvements in accordance with the Plans and Specifications and to obtain a permanent certificate of occupancy.

     3. COSTS. Within thirty (30) days following Substantial Completion and Tenant's furnishing to Landlord (i) the certificates of insurance required under paragraph 14 of the Lease, (ii) those items set forth on EXHIBIT "L" attached hereto (iii) a bill of sale conveying title to the Improvements to Landlord, and (iv) evidence of the expiration of all mechanic's lien periods applicable to the construction of the Improvements, other than the lien period of Tenant's general contractor (provided, however, in lieu of waiting for the expiration of the lien period, Tenant may provide, Landlord's Mortgagee with an endorsement from Preferred Land Title & Escrow Company (or another title insurance company) insuring priority of the lien of the Mortgagee's deed of trust against mechanic's liens attributable to Tenant's construction of the Improvements), Landlord shall pay to Tenant a "Tenant Improvement Allowance" in an amount equal to One

Million Four Hundred Thousand and No/100 Dollars ($1,430,000.00), payable by wire transfer of funds by Landlord or Landlord's Mortgagee to Tenant's account ("Payment Date"). From the Commencement Date until the Payment Date Tenant shall pay in lieu of the Base Rent set forth in paragraph 4(a) of the Lease, a ground rent in the amount of $7,262.00 per month (hereinafter "Interim Ground Rent"). Furthermore, should Tenant fail to deliver items (i) through (iv) set forth in this paragraph 3, which items are the prerequisite to Landlord's obligation to wire Tenant the Tenant Improvement Allowance, within one (1) year following Substantial Completion, Tenant shall pay in lieu of the Base Rent set forth in paragraph 4(a) of the Lease, a ground rent of $87,140.00 per year for the remainder of the Lease. If the ground floor gross leasable area of the Building is increased (not to exceed 23,244 square feet) pursuant to a change in Tenant's Plans and Specifications, which Plans and Specifications currently show the ground floor gross leasable area of the Building as 23,014 square feet, the Tenant Improvement Allowance shall likewise be proportionately increased, yet in not event shall the Tenant Improvement Allowance be decreased. If Landlord fails to pay the Tenant Improvement Allowance in full on or before the Payment Date, Landlord shall be in default hereunder, no Base Rent, Interim Ground Rent, Taxes or CAM Charges shall be due or owing to Landlord until the same is paid to Tenant, and interest shall accrue on the unpaid Tenant Improvement Allowance at the Default Rate commencing on the date following the Payment Date until the date of payment of the Tenant Improvement Allowance; provided, however, that if Landlord has not tendered payment of the Tenant Improvement Allowance by that date which is one (1) year from the Payment Date (the "Payment Date Anniversary"), then (i) such date shall become the Commencement Date; (ii) Base Rent shall be reduced to ground rent equal to Seventy-Five Thousand and No/100 Dollars ($75,000.00) per annum during the first year following the Payment Date Anniversary and Fifty Thousand and No/100 Dollars ($50,000.00) per annum thereafter during the Term of the Lease; and (iii) this Lease shall be converted to a ground lease, with ownership of the Improvements remaining with Tenant, and Landlord's and any Mortgagees' names being removed as additional insured or mortgagees on any casualty insurance described in paragraph 14(a) of the Lease. Ownership of the Improvements, however, shall rest in Landlord upon the expiration of earlier termination of this Lease. Notwithstanding anything to the contrary, in the event Landlord delivers to Tenant the entire Tenant Improvement Allowance, inclusive of interest thereon, within six (6) months following the Payment Date, Tenant shall, for the period from the Payment Date until the date such payment is actually received, pay to Landlord rent of $4,878.33 per month, subject to proration for any partial month, plus Tenant's share of CAM Charges and Real Estate Taxes as determined pursuant to the Lease. Such payment shall be due with Tenant's first payment of Base Rent, provided Landlord has provided Tenant notice of Tenant's Share of CAM Charges and Real Estate Taxes. In the event Landlord fails to provide Tenant notice of Tenant's Share of CAM Charges and Real Estate Taxes at such time, within thirty (30) days following the delivery of such notice Tenant shall pay such charges, so long as such notice is provided within one hundred twenty (120) days of the date the Tenant Improvement Allowance payment is made.

     4.     CONSTRUCTION DELAYS.
            (a) DELAYS BY LANDLORD. In the event, subject to force majeure, Landlord shall fail to complete the Site Work and accomplish delivery of the Land in the condition specified by the date set forth on ATTACHMENT "3" hereto, Landlord agrees that it shall reimburse Tenant for its fixed and ascertainable costs incurred as a result thereof in the exercise of all reasonable efforts to open for business by the date which is seven (7) months following the date Landlord should have delivered the Land and completed the Site Work. Such costs shall be limited to Tenant's out-of-pocket expenses of construction overtime, acceleration charges and bonuses paid to Tenant's contractors or subcontractors, charges for the scheduling of construction crews on days on which work cannot be performed due to the delays by Landlord and construction period interest charges actually incurred to the extent that such charges exceed those which would have accrued without such delay.

     In the event, subject to force majeure, Landlord shall fail to accomplish delivery of the Land by the date which is forty-five (45) days following the date Landlord should have delivered the Land, or to complete any element of the Landlord Work by the completion date established therefor in ATTACHMENT "3", Tenant, at its option and upon five (5) days' prior written notice to Landlord, which notice may be given prior to or at any time after the applicable date for performance, may in addition to any other rights and remedies set forth herein, enter the Shopping Center and perform any task required for delivery of the Land or, as applicable, any element of the Landlord Work which has not been timely completed, and Landlord shall reimburse Tenant for its reasonable and actual costs thereof, including interest on such costs at the Default Rate. If such costs are not reimbursed to Tenant prior to the Commencement Date, Tenant may offset such amounts against Base Rent and CAM Charges otherwise due until such costs and accrued interest are reimbursed or offset in full.

     If by reason of default and regardless of force majeure, Landlord shall fail to complete delivery of the Land to Tenant by the date which is one hundred twenty (120) days from the date set forth on ATTACHMENT "3", Tenant shall be entitled to terminate this

Lease at any time prior to such delivery and receive from Landlord promptly thereafter a sum equal to the actual out-of-pocket and substantiated third-party legal, architectural and engineering costs incurred by Tenant to the date of termination, not to exceed One Hundred Thousand and No/100 Dollars ($100,000.00). In addition to any other rights and remedies set forth herein, if the Landlord fails to timely deliver the Land or complete any element of the Site Work as required herein regardless of force majeure and as a result thereof Tenant would be opening for business in the Premises during the period of November 15 through February 28 of any year, Tenant may elect to delay opening of its store facility until after such period, during which time Tenant shall pay no Base Rent, Interim Base Rent, Taxes or CAM Charges. In such event, Landlord shall deliver the Land and complete the Site Work on the date required by Tenant, and Landlord shall pay to Tenant on demand an amount equal to all additional, direct out-of-pocket costs incurred by Tenant in the development of its store facility, including, but not limited to, costs of materials and all engineering, architectural and legal fees, which were a direct result of Landlord's delays hereunder, not to exceed One Hundred Thousand and No/100 Dollars ($100,000.00).

            (b) TENANT'S INABILITY TO OBTAIN PERMITS. Notwithstanding anything to the contrary, Tenant, if after exercising its best efforts to obtain the permits necessary for the construction of the Improvements is unable to do so within forty-five (45) days following the "delivery of the Land," Tenant shall, as of the Commencement Date (which may be delayed until the next March 1 following delivery of the Land as provided in paragraph 4(a) above), pay in lieu of the Base Rent required under paragraph 4(a) of the Lease a rent of $7,262.00 per month; provided, however, once Tenant ultimately obtains the required permits, the Base Rent set forth in paragraph 4(a) of the Lease shall be applicable upon the earlier of (i) 180 days following Tenant's receipt of the permits, subject to extension to the next March 1 following delivery of the Land or (ii) Tenant's opening for business in the Premises.

            (c) MISCELLANEOUS. Notwithstanding the foregoing, a delay by any party in exercising its cure rights or other remedies hereunder shall not be deemed an event of force majeure for purposes of extending the date(s) established for performance by the party whose actions or omissions gave rise to such cure rights or remedies. All sums owing to Tenant under paragraph 1 hereof and/or subparagraph (a) above shall, to the extent applicable, be added to the Tenant Improvement Allowance and paid simultaneously therewith; and, if not so paid, Tenant shall be entitled to offset all such costs, plus interest at the Default Rate, against Base Rent and CAM Charges otherwise due hereunder. All sums owing to Landlord by Tenant under this Lease shall, to the extent applicable and except for Base Rent and CAM Charges, be deducted from the Tenant Improvement Allowance.

     Notwithstanding anything contained herein to the contrary, Landlord covenants that it shall complete its construction and delivery obligations in accordance with the "Completion Dates" set forth in the Construction Schedule. In the event that the Landlord fails to complete its construction and delivery obligations in accordance with such Completion Dates, subject to force majeure unless specifically indicated otherwise, Tenant may, at its sole election, exercise such remedies as are set forth in this EXHIBIT "C" and the Lease.

     5.     ATTACHMENTS.
     "1" Standards for Grading Work
     "2" Intentionally Omitted
     "3" Construction Schedule
     "4" Site Work Certification
     "5" Utilities Specifications
     "6" Intentionally Omitted
     "7" Paving Specifications
     "8" Shopping Center Lighting Specifications
     "9" Concept Plans

                                ATTACHMENT "1"

                          Standards for Grading Work

     1. The Land and the Construction Area shall be graded in accordance with the following:

            (a) The Grading Plan shall show spot elevations in accordance with standard engineering practice and these spot elevations shall be shown with the existing (shown as a dashed line) and final (shown as a solid line) elevations. Whether existing or proposed, all buildings, improvements, roads and highways adjacent to or within 100 feet of the Construction Area, shall be shown in their true locations.

            (b) The Building will be accessible by grade level parking only. Steps and stairs are not permitted.

            (c) Asphalt paving areas will be graded to avoid ponding water with slopes no less than 1.5% and no more than 4.0%

            (d) Surface drainage swales will not be allowed without prior approval of Tenant. Such swales must have a grade of not less than 0.5% and no more than 3.5% and shall be constructed of concrete.

            (e) The cut and fill on the Construction Area should be balanced, if practical. All fill material must meet the recommendations set forth in that certain Geotechnical Investigation Report prepared by LRA Engineering dated December 17, 1993 ("Geotechnical Report") and sources for acquisition of fill material, as well as locations for cut material, must be identified.

            (f) No retaining walls or embankments causing breaks in grade shall be permitted unless specifically approved by Tenant.

     2.     "Tenant's Pad Area" shall be defined as the area extending five
(5) feet beyond the Building walls and truck dock and ramp area, or to the back of curbing around the Building, whichever is further. The Site Work shall comply with the following additional requirements:

            (a) Landlord shall be responsible for preparing the Tenant's Pad Area subgrades to within plus or minus one-tenth of a foot as set by Tenant's architect, which information shall be provided to Landlord on or before February 15, 1994. Tenant's subgrades are typically 8"-10" below finish floor elevation. Landlord will complete compaction in accordance with the Geotechnical Report and appropriate engineering standards and building code requirements, so as to enable Tenant to perform construction work necessary to provide completed Improvements in accordance with the "Plans and

                       [MAP OF CIRCUIT CITY SITE PLAN]

Specifications" (defined in the Construction Provisions), with standard footings and without the necessity of pilings or spread footings or other extraordinary foundation work. Tenant's minimum slab thickness and under slab fill will be established in accordance with the Geotechnical Report. All compacted areas of the site shall be verified by an independent professional soils engineering test laboratory and a certificate from such independent laboratory indicating compliance with the Geotechnical Report shall be furnished to Tenant upon completion of the Site Work.


            (b) Tenant's Pad Area soil shall have a minimum bearing capacity of 2,500 pounds per square foot. Earth stabilization and/or replacement shall be performed by Landlord as necessary to meet this minimum requirement.

            (c) During the preparation of Tenant's Pad Area, Landlord shall at its expense have an independent professional soils engineering test laboratory monitor and certify the preparation of Tenant's Pad Area in accordance with the Geotechnical Report. The greater of three in-place compaction tests per work day or one in-place compaction test per 5,000 square feet of pad area must be completed.

            (d) On or before the delivery of the Land, Landlord shall provide Tenant with:

                 (i) An independent soils engineer's written certification that all pad work was completed in accordance with the Grading Plans. This report shall include the results of all compaction and other tests performed during the pad preparation phase and any tests performed prior to the date of such certification.

                 (ii) A surveyor's written elevation certification stating that Tenant's Pad Area is at the prescribed elevation within the stated tolerance of plus or minus one-tenth of a foot. This certification shall be based on elevation shots taken on a 50-foot-grid minimum including pad perimeter and corners.

            (e) Landscaping slopes and berms shall be set by Landlord to preserve the integrity of the slopes as determined by an independent soils engineer. However, in no case may the slope of a landscaping berm exceed 3 to 1 in turf areas, or 2 to 1 in ground cover and shrub areas.

            (f) All material, including native and fill shall comply with the standards established in the Geotechnical Report.

            (g) The Grading Plans shall not be materially changed by Landlord without the prior consent of Tenant, which consent shall not be unreasonably withheld or delayed.

            (h) All outlots or future building areas shall be rough graded and maintained in a clean and aesthetically acceptable condition.

                                ATTACHMENT "2"

                            (Intentionally Omitted)

                                ATTACHMENT "3"

                            Construction Schedule



          LANDLORD'S TASK                                COMPLETION DATE
          ---------------                                ---------------

1. Construction of the Staging Area.                 5/6/94 (yet in no event
                                                     later than 6/15/94)

2. Completion of Site Work                           5/6/94 (yet in no event
                                                     later than 6/15/94)

3. Installation of temporary utilities.              5/6/94 (yet in no event
                                                     later than 6/15/94)

4. Landlord's delivery of the Land to Tenant.        5/6/94 (yet in no event
                                                     later than 6/15/94)

5. Architectural Review Board Approval.              3/15/94

6. Construction and installation of permanent        7/15/94
   utilities including permanent telephone
   service.

7. Integration of Improvements with Shopping         7/15/94
   Center storm water drainage system.

8. Construction and installation of paving           15 business days following
   (including heavy-duty paving) and curbing.        notice from Tenant


                                Attachment "4"
                                --------------

                             Site Work Certification

To:  Circuit City Stores
     9950 Mayland Drive
     Richmond, Virginia 23233
     Attention: Vice President-Real Estate

     Re: Circuit City Store/[Location]-Lease Agreement dated January __, 1994 Ladies and Gentlemen:

     The undersigned, as Landlord under the Lease has caused "delivery of the Land" to occur, and accordingly, completion of the Site Work, all in accordance with the terms of the Lease. Specifically the undersigned hereby certifies that: (i) the grading of the Land and the Construction Area has occurred in accordance with the Standards for Grading Work, attached as ATTACHMENT "1" to the Lease, and Tenant's building pad has been prepared in accordance with that certain Geotechnical Investigation Report prepared by LRA Engineering dated December 17, 1993; (ii) the Staging Area has been completed and (iii) an all-weather construction access road to the Land no less than 24 feet width has been prepared and is ready for your use.

     All conditions precedent to issuance of your building permit which are part of Landlord's Work have been satisfied by the Landlord, and we certify that all elements of the Site Work and delivery of the Land have been satisfied in accordance with the Lease.

                                                             [LANDLORD]

                                Attachment "5"
                                --------------

                            Utilities Specifications

     Landlord will assure that the following temporary utilities shall be available at no cost to Tenant (except any deposits or use charges) to within five (5) feet of the Premises no later than the date for completion of such temporary utilities set forth in the Construction Schedule:

          water (2" line, with sufficient pressure that pumping is not necessary) and electric power (200 amps, 1-phase, 4-wire, 120 volts, with weatherproof and rainproof fused disconnect switch) for use by Tenant in its construction of the Improvements.

     Landlord will provide the following permanent utilities, at the heights specified below, to within five (5) feet of the Premises at Tenant's entry points identified on the Supplemental Site Plan no later than the date for completion of such permanent utilities set forth in the Construction Schedule:

          gas (if available), telephone service, permanent electricity (adequate for 600-amp panel, 3-phase, 277/480 volt) (service only - conduti and pull rope), sanitary sewer (4" line), domestic water (2" line), fire protection water (8" line, 50 pounds per square inch residual pressure, 2000 gallons per minute or at least sufficient capacity to service Tenant's sprinkler system without the need for any water pump, as approved by Tenant's fire protection consultant).

                                Attachment "6"
                                --------------

                             [Intentionally Omitted]

                                Attachment "7"
                                --------------

                             Paving Specifications


     1.  With respect to the Construction Area.
         (a)  Pavement design shall be based on the Geotechnical Report.
         (b) All pavement design shall be subject to review and approval by Tenant, and shall conform to the recommendations of the Geotechnical Report.
         (c) Consideration must be given to heavier use in main drives and service area.
     2.  With respect to sidewalks and curbs:
         (a) Landlord shall provide and install all curbs and sidewalks including perimeter curbs and sidewalks, with the exception of the sidewalk within the face of curb and around the perimeter of Tenant's Building.
         (b) All sidewalks and curbs to be constructed by Landlord shall be a minimum of four (4) inches thick, with a rough non-skid texture (as approved by the Landlord's architect with respect to the Common Area), over a suitable granular base. Salt finish is not acceptable.
     3.  With respect to reconstruction or new construction:
         (a) Entrance and access roads and other areas as required for suitable drainage, shall have six (6) inch curbs with 18-inch gutters; however, next to sidewalks and buildings when drainage is not a factor a straight curb six (6) inches (without gutters) above the finished paving shall be permitted. Parking lot islands and landscape enclosures shall be vertical barrier-type curbs and all integral-type curbs and gutters and vertical barrier-type curbs shall be concrete. Extruded asphalt or concrete curbing may only be used where appropriate outside the Construction Area.
         (b) Curbs at all non-parking areas shall be painted red with an exterior flat red latex paint, receive a trowel finish and be designated "No Parking" by a contrasting paint color.

                                Attachment "8"
                                --------------

                     Shopping Center Lighting Specifications


     Minimum design standards for lighting of the Shopping Center to be completed as part of Landlord's Work are as follows:
     1. The Developer shall prepare and submit plans showing the location and height of all light poles, fixtures, type of fixture shielding (if any), circuiting and details of the complete lighting arrangement and equipment.
     2. Illumination as measured (in foot candles) at pavement shall be equal to the greater of (i) that required under applicable code or
         (ii) that which exists in the Shopping Center as of the execution of the Lease.
     3. Twenty-five percent (25%) of the overall lighting shall be designated as security lighting (i.e., remains on from dusk to dawn). The security lighting layout and pattern shall be subject to Tenant's approval.
     4. Selection of fixture types shall be subject to Tenant's review and approval prior to design and circuiting.
     5. Landlord shall install a seven-day time switch to control all parking area lighting wired to a common house panel. All Security lighting shall be placed on photo-cell switching.
     6. The control of parking area lights shall be accessible to Tenant's local store management due to late-night and holiday sales.
     7. Where possible, lighting shall be provided by building mounted fixtures.

                                Attachment "9"
                                --------------

                                CONCEPT PLANS

                                [See Attached]

                                  [GRAPHIC]

                                  [GRAPHIC]

                                  [GRAPHIC]

                                 EXHIBIT "D"
                                 -----------

                 NON-EXCLUSIVE LIST OF REMOVABLE TRADE FIXTURES


STORE FIXTURES

ALL STORAGE RACKING

ALL SECURITY SYSTEM ITEMS

TELEPHONES AND PAGING SYSTEMS

COMPUTER SYSTEM

OFFICE FURNITURE AND TRASH RECEPTACLES

BATTERY CHARGER

TRASH COMPACTOR

SIGNS (INTERIOR/EXTERIOR)

ANTENNA SYSTEM

ELECTRONIC SWITCHING

AIR COMPRESSOR (ROADSHOP)

SAFE

CONVEYOR

MEDECO CYLINDER LOCKS (5)

REFRIGERATOR AND MICROWAVE USED BY EMPLOYEES

TACK BOARDS

WATER COOLER

FIRE EXTINGUISHERS

AUDIO ROOM FIXTURES AND SWITCHGEAR

PICTURES

WAREHOUSE AND MATERIAL HANDLING EQUIPMENT (MOVABLE LADDERS,
  DOLLIES, ETC.)

TRACK LIGHTS (CANS ONLY, NOT TRACKS)

                                   EXHIBIT "E"
                                   -----------

                              SIGN PLANS AND CRITERIA

                                  (See Attached)

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                    [GRAPHIC]

                                   EXHIBIT "F"
                                   -----------

                             PERMITTED ENCUMBRANCES

A. Other Shopping Center occupants' exclusive uses and restrictive covenants in Prior Leases prohibit the following uses of the Premises:

    1. Any non-retail purpose (the following shall not be deemed non-retail: barber shops, insurance agencies, travel agencies, medical, dental or optometric facilities, beauty salons, banks, small loan offices, real estate offices and gasoline service stations, and the following if incidental to retailing: other offices, storage, storage, repairs and alteration facilities).

     2. A business selling home improvement items including, not but limited to, lumber, building materials and/or garden supplies, except that other stores may sell such items as an incidental part of their business. For the purposes of this paragraph, such sales shall be "incidental" if they do not exceed fifteen percent (15%) of the sales in such business.

     3. A retail grocery, meat or produce store of any nature, provided that this restriction shall not prohibit a specialty bake shop or a delicatessen.

     4. Entertainment purposes, such as: cinema, theater, skating rink, bowling alley, bar, tavern, discotheque, dance hall, amusement gallery, pool hall, health club, gym, massage parlor or off-track betting facility.

     5. For the renting, leasing, sale of any motor vehicle including, but not limited to: operation of any dealership relating to motorcycles, automobiles, trucks and recreational vehicles, including trailers.

     6. A restaurant (fast-food or sit-down) within two hundred (200) feet of any wall of the building designated "B" on the Site Plan, provided that this provision shall not apply to an ice cream store, yogurt store or donut shop. In addition, no restaurant shall be located within two hundred (200) feet from the front entrance of the store on the building area designated "D" on the Site Plan, nor shall any office, other than a travel agency or real estate firm, neither being larger than two thousand (2,000) square feet, be located within two hundred fifty (250) feet of said front entrance. In addition, no training or educational facilities shall be located within two hundred (200) feet of said front entrance.

     7. A business, trade or profession which requires or has a license or permit to conduct a pharmacy, or which employs or is required to employ a registered or licensed pharmacist or the conduct of any store, business, trade or profession which is called, labeled, named or is commonly known or referred to as a "drug store," "pharmacy," or "apothecary."

     8.  A sit-down family-oriented buffet style restaurant.

     9.  A restaurant.

     10. So long as an office supply store has not ceased to be operating on the premises currently designated as Building F and G on the Site Plan for a continuous period in excess of six (6) months (excepting any periods during which remodeling or restoration work is being conducted with due diligence) the Premises may not be operated as a store having as its primary business the sale of office supplies, office equipment, office furniture and/or other office products and related goods. This restriction, however, shall not be deemed to prohibit Tenant, its subtenants, transferees, successors or assigns from using the Premises in whole or in part, for the operation of a standard Circuit City store or other similar store for the sale of consumer electronics, automotive electronic products, household appliances and related goods, the warehousing and servicing of same and/or sale and installation of car stereo, audio and telephone systems and similar electronics equipment.

     11. A theater, auditorium, meeting hall or other place of assemble; any sports or entertainment facility within four hundred (400) feet of the building designated "F" and "G" on the Site Plan; automobile sales or repairs; bowling alley, pool hall or skating rink, bar serving alcoholic beverages (except as an incident to a full kitchen restaurant operation); funeral parlor; massage parlor; any type of karate, gymnasium, health club or physical fitness facility within four hundred (400) feet of the building designated "F" and "G" on the Site Plan; car wash; off-track betting establishment; amusement or game room within two hundred (200) feet of the building designated "F" and "G" on the Site Plan (excluding electronic games incidental to the operation of a restaurant); a so-called "flea market" or other operation for the sale of used goods (excluding antique stores), night club, discotheque or dance hall; hotel or other lodging facilities; offices (except incidental to a retail operation); school (including, without limitation, trade school or class sessions of any nature whatsoever) within two hundred (200) feet of said building designated "F" and "G"; gun range; any business or use which emits offensive odors, fumes, dust or vapor, or constitutes a public or private nuisance, or emits loud noise or sounds which are objectionable, or creates a fire, explosive or other hazard; manufacturing facility; warehousing (except incidental to a retail operation) adult book store or similar store selling or exhibiting pornographic materials as a substantial part of its business and which prohibits the admission of minors; or a restaurant within two hundred (200) feet of said building designated "F" and "G".

     12.  Any use other than a retail use.

     13. Office use except (i) offices incidental to retail uses and (ii) offices providing services to the general public and customarily found in similar shopping centers, e.g., banking, finance services, real estate or securities brokerage services, financial or tax-planning services, accounting, insurance or legal services, optical, medical or dental services or travel agencies.

B. The following uses of the Premises shall be prohibited throughout the Lease Term:

     1. The uses prohibited under the Prior Leases and set forth in Paragraphs 1-13 of Section A above, notwithstanding the expiration or termination or amendment of any Prior Lease.

     2. The sale of pet food, supplies, fish, birds and small animals and grooming and veterinary services and related goods and services.

     3. As an auditorium, meeting hall, school or other place of public assembly, gymnasium or dance hall; for bingo or similar games of chance, or as a massage parlor, video game arcade, bowling alley, skating rink, car wash or car repair or car rental agency, night club or adult book or adult video store which prohibits the admission of minors to the store.

C.   Permitted Title Exceptions.

     1. The exceptions set forth in the Preliminary Title Report for the Shopping Center attached hereto as EXHIBIT "F-1".

     NOTWITHSTANDING ANYTHING CONTAINED IN THIS EXHIBIT "F" TO THE CONTRARY, NOTHING CONTAINED HEREIN SHALL BE CONSTRUED TO PROHIBIT THE EXERCISE OF THE RIGHTS AND PRIVILEGES GRANTED TO THE TENANT UNDER THE LEASE, INCLUDING BUT NOT LIMITED TO THE TENANT'S EXCLUSIVE USE RIGHTS SET FORTH IN PARAGRAPH 19(a)(vi) OF THE LEASE.

                                 EXHIBIT "F-1"
                                 -------------

                          PERMITTED TITLE ENCUMBRANCES

                                 (See Attached)

ORDER NO.  C-57287 - TO

                              S C H E D U L E   B

At the date hereof, exceptions to coverage in addition to the printed exceptions and exclusions in said policy form would be:

   1.  General and special taxes for the fiscal year 1993-94

   a.  First Install        :  $26,066.90, paid
       Second Install       :  $20,066.90, Due February 1, 1994, Delinquent
                               April 11, 1994
       Code Area            :  002-275
       Land                 :  $1,009,188.00
       Improvements         :  $3,089,988.00
       Exemption            :  $0.00
       Parcel No.           :  005-560-014

   b.  First Install        :  $17,389.47, paid
       Second Install       :  $17,389.47, Due February 1, 1994, Delinquent
                               April 11, 1994
       Code Area            :  002-275
       Land                 :  $567,018.00
       Improvements         :  $2,731,050.00
       Exemption            :  $0.00
       Parcel No.           :  005-560-016

   c.  First Install        :  $10,093.57, paid
       Second Install       :  $10,093.57, Due February 1, 1994, Delinquent
                               April 11, 1994
       Code Area            :  002-275
       Land                 :  $396,392.00
       Improvements         :  $1,517,944.00
       Exemption            :  $0.00
       Parcel No.           :  005-560-017

   d.  First Install        :  $70,793.21, paid
       Second Install       :  $70,793.21, Due February 1, 1994, Delinquent
                               April 11, 1994
       Code Area            :  002-275
       Land                 :  $3,666,370.00
       Improvements         :  $1,663,334.00
       Exemption            :  $0.00
       Parcel No.           :  005-560-019

   2. According to our Records, a Supplemental Tax has generated on this property by reason of an issuance of a permit, Assessment No. 995-055-010, Butte County Tax Collectors Office cannot furnish us amounts at this time.
(Continued)

Order No:  C-57287            Schedule B- Continued

   3. The lien of supplemental taxes, assessed as a result of transfer of interest and/or new construction, said supplemental taxes being assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

      NOTE: All Supplemental Taxes which may have been or will be assessed pursuant to the above are the sole responsibility of the Vestee(s) herein and this company assumes no liability regarding the same UNLESS specifically instructed to do so.

   4. Assessments and/or charges which may be levied against the premises by

      Entity          :  Whitman Avenue Assessment District (collected with
                         taxes)

   5. Assessments and/or charges which may be levied against the premises by

      Entity          :  Village Park Assessment District (collected with
                         taxes)

   6. Assessments and/or charges which may be levied against the premises by

      Entity          :  Southeast Chico Redevelopment Area

   7. Dedications of easements and other purposes as disclosed by the following map

      Map             :  Book 34, of Maps, at Page(s) 7, 8 & 9
      For             :  Sewer easement
      Affects         :  7.5 feet in the Southerly portion of Lot 4
      For             :  Drainage
      Affects         :  45 feet in the South Easterly portion of Lot 4

   8. Relinquishment of abutter's rights and waiver of damages in and to the adjacent freeway as disclosed by the following deed to the State of California

      Recorded on     :  January 9, 1964
      Recorded in     :  Book 1290, Official Records, Page 81

   9. Quitclaim Deed and Authorization to pump, take or otherwise extract water from beneath the surface, as granted to the California Water Service Company, a California corporation, recorded September 8, 1965 in Book 1389 of Official Records, at page 468, records, of Butte County, California. Affects lot 9.

(Continued)

Order No:  C-57287            Schedule B- Continued

10. Easement and/or right of way for the purpose stated herein and incidental purposes

     Granted to       : City of Chico
     For              : Drainage
     Recorded on      : October 30, 1973
     Recorded in      : Book 1871, Official Records, Page 489
     Affects          : Lot 4

11. Relinquishment of abutter's rights and waiver of damages in and to the adjacent freeway as disclosed by the following deed to the State of California

     Recorded on      : September 27, 1974
     Recorded in      : Book 1941, Official Records, Page 219

12. Release and relinquishment of any and all abutter's rights of access to the City of Chico, contained in instrument recorded April 28, 1980 in Book 2510 Official Records, Page 195, records of Butte County, California.

13. Easement and/or right of way for the purpose stated herein and incidental purposes

     Granted to       : City of Chico
     For              : Storm drain easement and appurtenances
     Recorded on      : November 7, 1980
     Recorded in      : Book 2567, Official Records, Page 233
     Affects          : Lot 9

14.  TERMS, CONDITIONS AND PROVISIONS of an Agreement

     Relating to      : Assignment and Assumption of Option Agreement
     Executed by      : Douglas W. Bradford, etal
     Recorded on      : June 10, 1988
     Recorded in      : Butte County Recorder's Serial No. 88-18600

     Said Agreement was Assigned on June 10, 1988 in Butte County
     Recorder's Serial No. 88-18601

15. A Lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

     Dated            : June 6, 1988
     Lessor           : Douglas W. Bradford
     Lessee           : Homeclub, Inc., a Delaware corporation (now
                        Homebase)
     Term:            : Twenty years
     Recorded on      : June 10, 1988
     Recorded in      : Butte County Recorder's Serial No. 88-018605
     Rerecorded on    : September 2, 1988
     Rerecorded in    : Butte County Recorder's Serial No. 88-30024

(Continued)

Order No: C-57287          Schedule B- Continued

    A notice of Lease Restrictions recorded June 13, 1988 in Butte County Recorder's Serial No. 88-18847

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

16. A Lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Dated             : May 25, 1988
    Lessor            : Douglas W. Bradford
    Lessee            : Netco Foods, Inc., a California corporation
    Term              : Twenty years
    Recorded on       : June 10, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-018606
    Rerecorded on     : September 2, 1988
    Rerecorded in     : Butte County Recorder's Serial No. 88-30025

    A notice of Lease Restrictions recorded June 13, 1988, in Butte County Recorder's Serial No. 88-18847.

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

17. A Lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Dated             : May 23, 1988
    Lessor            : Douglas W. Bradford
    Lessee            : Pay Less Drug Stores Northwest, Inc.
    Term              : Twenty-five years
    Recorded on       : June 10, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-018607
    Rerecorded on     : September 2, 1988
    Rerecorded in     : Butte County Recorder's Serial No. 88-30026

    A notice of Lease Restrictions recorded June 13, 1988 in Butte County Recorder's Serial No. 88-18847.

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

(Continued)

Order No: C-57287              Schedule B- Continued

18. TERMS, CONDITIONS AND PROVISIONS of an Agreement

    Relating to       : Assessment and Cost Sharing
    Executed By       : Park Springfield, etal
    Recorded on       : June 10, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-018608

19. TERMS, CONDITIONS AND PROVISIONS of an Agreement

    Relating to       : Assessment and Cost Sharing
    Executed By       : Park Springfield, Ltd., etal
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : June 10, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-018609

20. Easement and/or right of way for the purpose stated herein and incidental purposes

    Granted to        : City of Chico,
    For               : Public Utility purposes and appurtenances
    Recorded on       : October 27, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-36684

21. Easement and/or right of way for the purpose stated herein and incidental purposes

    Granted to        : Pacific Gas and Electric Company
    For               : Pipeline and appurtenances
    Recorded on       : October 28, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-36901

    A Notice of Final Description recorded July 14, 1989, under Butte County Recorder's Serial No. 89-26398.

22. Easement and/or right of way for the purpose stated herein and incidental purposes

    Granted to        : California Water Service Company, a Corporation
    For               : Pipeline and appurtenances
    Recorded on       : December 23, 1988
    Recorded in       : Butte County Recorder's Serial No. 88-43512

23. TERMS, CONDITIONS AND PROVISIONS of an Agreement

    Relating to       : Assignment and Assumption
    Executed By       : Pacific Quadrant Development Company, etal
    Recorded on       : January 10, 1989
    Recorded in       : Butte County Recorder's Serial No. 89-000933

(Continued)

Order No: C-57287            Schedule B - Continued

24. Easement and/or right of way for the purpose stated herein and incidental purposes

    Granted to        : Pacific Bell
    For               : Underground Communication facilities and
                        appurtenances
    Recorded on       : February 22, 1989
    Recorded in       : Butte County Recorder's Serial No. 89-5677

25. Consent to removal of personal property affixed to real property

    In Favor of       : Bank of America NT & SA
    Executed by       : Pacific Quadrant Chico
    Recorded on       : March 3, 1989
    Recorded in       : Butte County Recorder's Serial No. 89-006958

26. A covenant running with the land which recorded March 15, 1989 in Butte County Recorder's Serial No. 89-9229.

27. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessor            : Pacific Quadrant - Chico
    Lessee            : George & Nancy Kirby, Husband & Wife
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : January 3, 1990
    Recorded in       : Butte County Recorder's Serial No. 90-000295

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

28. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessor            : Pacific Quadrant - Chico
    Lessee            : Joseph and Linda Hilliard, Husband and Wife (The
                        Dirty Dog)
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : April 6, 1989
    Recorded in       : Butte County Recorder's Serial No. 90-013782

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

(Continued)

Order No: C-57287         Schedule B- Continued

29. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessor            : Pacific Quadrant - Chico
    Lessee            : Randy J. & Carole Gish (Husband & Wife) - The
                        Postal Shoppe
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : July 10, 1990
    Recorded in       : Butte County Recorder's Serial No. 90-028926

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

30. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessor            : Pacific Quadrant - Chico
    Lessee            : Richard F. & Eva M. Casey (Husband & Wife)-
                        Check-X-Change
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : July 13, 1990
    Recorded in       : Butte County Recorder's Serial No. 90-029620

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

31. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessor            : Pacific Quadrant - Chico
    Lessee            : Marge & Ted Crane, Husband & Wife
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : October 15, 1990
    Recorded in       : Butte County Recorder's Serial No. 90-044257

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

(Continued)

32. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessor            : Pacific Quadrant - Chico
    Lessee            : Wayne & JoAnn Murphy (Husband & Wife)
    Disclosed by      : Notice of Non-Responsibility
    Recorded on       : October 29, 1990
    Recorded in       : Butte County Recorder's Serial No. 90-046330

    Assignment of Leases recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026315.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

33. A Deed of Trust to secure an indebtedness of the amount stated herein and any other amounts payable under the terms thereof

    Dated             : June 27, 1991
    Trustor(s)        : CHICO CROSSROADS CENTER, A CALIFORNIA LIMITED
                        PARTNERSHIP
    Trustee           : First Interstate Bank of California
    Beneficiary(s)    : First Interstate Bank of California
    Amount            : $8,250,000.00
    Recorded on       : June 28, 1991
    Recorded in       : Butte County Recorder's Serial No. 91-026316

34. Assignment of Lessors Interest in a California Limited Partnership to First Interstate Bank of California, a California Corporation Recorded June 28, 1991 under Butte County Recorder's Serial No. 91-026317.

35. A Deed of Trust to secure an indebtedness of the amount stated herein and any other amounts payable under the terms thereof

    Dated             : June 4, 1992
    Trustor(s)        : Chico Crossroads Center, a California Limited
                        Partnership
    Trustee           : First Interstate Bank of California
    Beneficiary(s)    : First Interstate Bank of California
    Amount            : $2,150,000.00
    Recorded on       : July 29, 1992
    Recorded in       : Butte County Recorder's Serial No. 92-033929

36. A Financing Statement

    Debtor            : Chico Crossroads Center, a California Limited
                        Partnership
    Secured Party     : First Interstate Bank of California
    Recorded on       : July 29, 1992
    Recorded in       : Butte County Recorder's Serial No. 92-033931

(Continued)

Order No: C-57287               Schedule B- Continued

37. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Disclosed by : Notice of Non-Responsibility
    Recorded on  : December 24, 1992
    Recorded in  : Butte County Recorder's Serial No. 92-059003

38.



39. Easement and/or right of way for the purpose stated herein and incidental purposes

    Granted to   : City of Chico
    For          : Public right of way
    Recorded on  : May 12, 1993
    Recorded in  : Butte County Recorder's Serial No. 93-018761
    Affects      : Lot 9

40.




41. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessee        : David Kalbach
    Disclosed by  : Personal Property Tax Bill 985-000-909-000-92

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

(Continued)

ORDER NO.  C-57287     -TO

42. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessee       : Randy and Carole Gish, dba The Postal Shoppe
    Disclosed by : Personal Property Tax Bill 850-025-641-000

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

43. An unrecorded lease, affecting the premises herein, executed by and between the parties named herein, subject to the covenants and conditions therein

    Lessee        : Fleming Technology Leasing Co., Inc., dba
                    Fleming Technology Leasing Co. Inc.
                    c/o AVTAX Inc.

    Assignment of Leases recorded July 29, 1992 under Butte County Recorder's Serial No. 92-033930.

44. Any and all unrecorded leases of the following as evidenced by a physical inspection thereof

        1. Hometown Buffet

        2. Payless Drug

        3. Chubby's

        4. Miracle Ear

        5. Fantastic Sam's

        6. Computer Warehouse

        7. O'Bears Yogurt

        8. Check X Change

        9. AVCO Financial Services

       10. Food 4 Less

       11. Dirty Dog

       12. Home Base

       13. Nevada Bob's
(Continued)

Order No: C-57287            Schedule B- Continued

       14. Play It Again Sports

       15. Din Ho Chinese Fast Food

45. A Notice of Non-Responsibility

    Executed by      : Chico Crossroads Center
    Recorded on      : October 12, 1993
    Recorded in      : Butte County Recorder's Serial No. 93-044685

46. A Notice of Non-Responsibility

    Executed by      : Chico Crossroads Center
    Recorded on      : October 12, 1993
    Recorded in      : Butte County Recorder's Serial No. 93-044685

NOTES:

 1. Conveyances within the last six months are as follows

    NONE

 2. As of January 1, 1990, Chapter 598, California Statutes of 1989 (AB 512; Ins. Code Sec 12413.1) becomes effective. The law requires that all funds be deposited and available for withdrawal by the title entity's escrow or subescrow account prior to disbursement of any funds. ONLY CASH OR WIRED FUNDS CAN BE GIVEN IMMEDIATE AVAILABILITY UPON DEPOSIT. Cashier's checks, Tellers checks and Certified checks may be available one business day after deposit. All other funds such as personal, corporate or partnership checks and drafts may cause material delays in disbursement of funds on this order. In order to avoid delays, all funding should be by wire transfer. Outgoing wire transfers will not be authorized until confirmation of the respective incoming wire transfer or availability of deposited checks.

                                   EXHIBIT "G"
                                   -----------
                         SUBORDINATION, NON-DISTURBANCE AND
                         ----------------------------------
                                ATTORNMENT AGREEMENT
                                --------------------


      THIS AGREEMENT, dated the ____ day of ______________, 199__, between _______________________, a _______________________________ ("Mortgagee"), and
CIRCUIT CITY STORES, INC., a Virginia corporation ("Tenant").

                                W I T N E S E T H :

      (a) Tenant has entered into a certain lease (the "Lease") dated ________, _______ with ______________________________________________
("Landlord"), covering premises located within that certain property known as ___________________ Shopping Center, located in the City of __________________
___________________ County, ___________ , and more particularly described in SCHEDULE A hereto; and

      (b) Mortgagee has made a loan to Landlord as evidenced and secured by a Deed of Trust recorded ________________, 199___ in the land records of _____________ County, _____________________, in Book __________ at page _____
(the "Mortgage"), encumbering the property described in SCHEDULE A; and the parties hereto desire to set forth their agreement with regard to the priority of the Mortgage and the effect thereof on Tenant and its leasehold interest in the aforesaid premises, as set forth below.

      NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. The Lease is and shall be subject and subordinate to the lien of the Mortgage insofar as it affects the real property of which the premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

      2. Tenant agrees that it will attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the premises by deed in lieu of foreclosure, the successors and assigns of such purchasers, as its Landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth in the Lease.

      3. In the event that it should become necessary to foreclose the Mortgage, Mortgagee thereunder will not terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the material terms, covenants, or conditions of the Lease, beyond any applicable cure period provided in the Lease.

      4. Mortgagee consents to the application of casualty and condemnation proceeds in accordance with paragraphs 15 and 16 of the Lease between Landlord and Tenant, whether or not the Mortgage is then foreclosed.

      5. In the event that Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall not be:

          (a) liable for any act or omission of any prior lessor (including Landlord); or

          (b) liable for the return of any security deposits unless delivered to Mortgagee; or

          (c) bound by any rent or other periodic payments which Tenant might have paid for more than the current month to any prior lessor (including Landlord); or

          (d) bound by any material amendment or modification of the Lease made without its consent, which consent shall not be unreasonably withheld or delayed.

      6. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed that in the event that Landlord defaults in the payment of the Tenant Improvement Allowance, as defined in the Lease, and Mortgagee acquires title to the Shopping Center by foreclosure or otherwise, Mortgagee shall become liable for payment of the Tenant Improvement Allowance to Tenant, and Tenant shall otherwise be entitled to effect a Transfer all in accordance with the terms of the Lease.

      7. This Agrement shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.


ATTEST:                                  CIRCUIT CITY STORES, INC.,
                                         a Virginia corporation

                                         By:
--------------------------------------      -----------------------------------
--------------------------------------      -----------------------------------



ATTEST:                                  COMPANY NAME


                                         By:
--------------------------------------      -----------------------------------
--------------------------------------      -----------------------------------


      Note: Attach appropriate notary blocks for the State.

                               EXHIBIT "H"



                            MEMORANDUM OF LEASE



     This Memorandum of Lease is made this ____day of January, 1994, between CHICO CROSSROADS CENTER, LTD., a California limited partnership (hereinafter referred to as "Landlord"), and CIRCUIT CITY STORES, INC., a Virginia corporation (hereinafter referred to as "Tenant").



                              W I T N E S E T H:


     Landlord and Tenant have entered into a Lease (the "Lease") dated January __, 1994, whereby Landlord has leased to Tenant all those certain "Premises" consisting of the "Building" and "Other Improvements," as and when the same are constructed, together with exclusive rights in the four (4) parking spaces labelled "Customer Pick-Up" adjacent to the Building as shown on the Site Plan (provided such spaces are approved by the City's Architectural Review Board, all located in the "Shopping Center," lying and being in the City of Chico, County of Butte, State of California, the legal description of which is set forth on EXHIBIT "A-1" attached hereto (the "Property"). The Lease contains provisions and rights appurtenant to the Property, some of which are as follows:


I. TERM. The term of the Lease shall commence on the Commencement Date (as established in the Lease) and end on the last day of January following the twentieth
     (20th) anniversary of the Commencement Date. Thereafter, Tenant has the right under the Lease to renew and extend the term of the Lease for five (5) successive periods of five (5) years each.

II. EXCLUSIVE USE RIGHTS. The Lease provides, subject to certain conditions, that Tenant shall enjoy the sole and exclusive privilege in the Shopping Center located on the Property, subject to the rights of tenants under the Prior Leases, for (i) the sale of consumer, office and automotive electronics products (which include, but shall not be limited to, televisions, stereos, speakers and video recorders and players), computer hardware and software, entertainment software and entertainment media (which include, but shall not be limited to, records, game cartridges, video tapes, cassettes and compact discs), cellular telephones, household appliances (which include, but shall not be limited to, refrigerators, freezers, stoves, microwave ovens, vacuum cleaners and dishwashers) and related goods, and the sale and installation of motor vehicle audio, stereo and telephone systems (all of such items being herein collectively referred to as the "Products"), and (ii) renting, servicing, repairing and warehousing of the Products.

III. SUCCESSORS. The covenants, conditions and agreements made and entered into by the parties hereto shall be binding upon and inure to the benefits of their respective heirs, administrators, executors, representatives, successors and assigns.

IV. INCORPORATION OF LEASE. All terms and conditions of the Lease are hereby incorporated herein by reference as if fully set forth herein.

V. CONFLICTS WITH LEASE. This Memorandum of Lease is soley for notice and recording purposes and shall not be construed to alter modify, expand, diminish or supplement the provisions of the Lease. In the event of any inconsistency between the provisions of this Memorandum of Lease and the provisions of the Lease, the provisions of the Lease shall govern.


      IN WITNESS WHEREOF, this Memorandum of Lease has been duly executed by the parties hereto as of the day and year first above written.

                                           Chico Crossroads Center, Ltd.,
                                           a California limited partnership

                                           By: JMLB, Inc.,
                                              a California corporation

                                           By:________________________________
                                                 Jamie Sohacheski
                                                 Its: President
                                           ___________________________________
                                            __________________________________

                                           CIRCUIT CITY STORES, INC.,
                                           a Virginia corporation

                                           By:
                                           ___________________________________
                                           Name:
                                           ___________________________________
                                           Title:
                                           ___________________________________


     Note: Attach appropriate notary blocks for the State.

                                                                    OD No. 917
                                                             Chico, California




                LEASE TERM COMMENCEMENT DATE ACKNOWLEDGEMENT



Landlord and Tenant (identified below) acknowledge and agree that the term of the Lease between Landlord and Tenant dated December 15, 1993 commenced on October 31, 1994 and that the initial term expires on October 31, 2009.


                                           LANDLORD:

                                           CHICO CROSSROADS CENTER
                                           a California limited partnership

                                           By:  JMLB, INC.

                                           BY:  J. Sohacheski
                                               -------------------------------
                                           ITS: President
                                               -------------------------------

                                           DATE:5-1-95
                                               -------------------------------

                                           TENANT:

                                           OFFICE DEPOT, INC.,
                                           a Delaware corporation

                                           BY:  /s/ Karen L. illegible
                                              -------------------------------
                                           ITS: Lease Administrator

                                           DATE:  11/2/94
                                              -------------------------------

                              EXHIBIT "I"



                       COMMENCEMENT DATE AGREEMENT




     THIS AGREEMENT, made as of this 21 day of November, 1994, between CHICO CROSSROADS CENTER, LTD., a California limited partnership (herein called "Landlord"), and CIRCUIT CITY STORES, INC. (herein called "Tenant").



                            W I T N E S E T H:


     WHEREAS, Landlord is the owner of certain premises situated in CHICO, BUTTE County, CALIFORNIA (herein called the "Premises"); and


     WHEREAS, by that certain lease dated February 15, 1994 (herein called the "Lease"), Landlord leased the Premises to Tenant; and


     WHEREAS, a memorandum or short form lease in respect of the Lease was recorded in the office of the Clerk of BUTTE County, CHICO, on the 31 day of MAY, 1994, in Book SERIAL #94-022936 at Page___; and


     WHEREAS, Tenant is in possession of the Premises and the term of the Lease has commenced; and

     WHEREAS, under Paragraph 25 of the Lease, Landlord and Tenant agreed to enter into an agreement setting forth certain information in respect of the Premises and the Lease;


     NOW, THEREFORE, Landlord and Tenant agree as follows:



     1. The term of the Lease commenced on, and the Commencement Date (as such term is defined in the Lease) was, NOVEMBER 12, 1994. The term of the Lease shall expire on January 31, 2014 unless Tenant exercises any option to extend the term of the Lease or unless the Lease terminates earlier as provided in the Lease.


     2. The date of commencement of the first "Option Period" (as such term is defined in the Lease) shall be February 1, 2015 if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire on January 31, 2020 unless Tenant exercises any option to further extend the term of the Lease or the Lease terminates earlier as provided in the Lease.


     3. The date of commencement of the second Option Period shall be February 1, 2020 if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire on January 31, 2025 unless Tenant exercises any option to further extend the term of the Lease or the Lease terminates earlier as provided in the Lease.


     4. The date of commencement of the third Option Period shall be February 1, 2025 if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire on January 31, 2030 unless Tenant exercises any option to further extend the term of the Lease or the Lease terminates earlier as provided in the Lease.

     5. The date of commencement of the fourth Option Period shall be February 1, 2030 if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire on January 31, 2035 unless Tenant exercises any option to further extend the term of the Lease or the Lease terminates earlier as provided in the Lease.


     6. The date of commencement of the fifth Option Period shall be February 1, 2035 if Tenant effectively exercises its option in respect thereof, and if Tenant does so, the term of the Lease shall expire
January 31, 2040 unless the Lease terminates earlier as provided in the Lease.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

Attest or Witness:                         Chico Crossroads Center, Ltd.,
                                           a California limited partnership

_____________________________              By: JMLB Inc.
                                               -------------------------------
                                              a California corporation

                                              By:
                                                  ----------------------------
                                                  Jamie Sohacheski
                                                   Its: President

Attest:                                    CIRCUIT CITY STORES, INC.


/s/ Joseph illegible                          By /s/ Benjamin B. Cummings, Jr.
-----------------------------                 --------------------------------
Assistant Secretary                              Vice President

                                                              Location #3322
                                                              2041 Whitman Ave.
                                                              Chico, CA


                       ASSIGNMENT AND ASSUMPTION OF LEASE

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made as of May 1, 1994, by and between CIRCUIT CITY STORES, INC., a Virginia corporation ("Assignor"); and CIRCUIT CITY STORES WEST COAST, INC., a California corporation ("Assignee"). RECITALS:

      A. Assignor is the lessee under that certain lease or sublease described in Exhibit A attached hereto (as now or hereafter amended, "the Lease") for the premises described in the Lease (the "Leased Premises").

      B.  Assignee is a wholly-owned subsidiary of Assignor.

      C. Assignor desires to assign its right, title and interest in the Lease to Assignee, and Assignee desires to accept such assignment and assume the performance of all of Assignor's obligations under the Lease on the terms set forth herein.

                                  AGREEMENTS:

      NOW, THEREFORE, it is mutually agreed among the parties as follows:

      1. As of the date hereof, Assignor assigns, transfers, sells and conveys to Assignee (a) all of Assignor's right, title, interest and estate in and to the Lease and (b) all of Assignor's other rights, title and interest with respect to the Leased

Premises, including without limitation, all licenses, rights, permits, warranties and entitlements applicable to the Leased Premises.

      2. As of the date hereof, Assignee accepts said assignment and expressly assumes the payment and performance of all of Assignor's obligations under the Lease arising from and after the date hereof.

      3. Notwithstanding anything to the contrary contained herein, Assignor shall not be released from the performance of the lessee's obligations under the Lease, and Assignor shall remain primarily liable for said performance, including without limitation, the payment of all rent and the performance of all of the lessee's other obligations throughout the remainder of the term of the Lease.

      4. Assignor warrants that it has good and marketable leasehold title to, and lawful possession of, the Leased Premises pursuant to the Lease. Assignor shall indemnify, defend and hold harmless Assignee from and against any loss, damage, claim, cost or expense (including reasonable attorneys' fees and litigation expenses) incurred or suffered by, or asserted against, Assignee as a result of a breach by Assignor of the foregoing warranty of title contained herein.

      5. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

      WITNESS the following signatures.


                                       ASSIGNOR:

                                       CIRCUIT CITY STORES, INC.


                                       By:    /s/ P Dunn
                                              ---------------------------------
                                       Title: Treasurer


                                       ASSIGNEE:

                                       CIRCUIT CITY STORES WEST COAST, INC.


                                       By:    /s/ P Dunn
                                              ---------------------------------
                                       Title: Treasurer & CFO

                                  EXHIBIT "J"
                                  -----------



                             SUPPLEMENTAL SITE PLAN

                                 (See Attached)

                                   [ M A P ]

                                  EXHIBIT "K"
                                  -----------

                              LIST OF PRIOR LEASES


1) Homeclub, Inc. Shopping Center Lease, dated June 6, 1988, as amended

2) HomeTown Buffet, Inc. Lease, dated May 15, 1992, as amended

3) Payless Drug Stores Northwest, Inc., dated May 23, 1988, as amended

4) Netco Food, Inc. Lease, dated May 25, 1988, as amended

5) Office Depot, Inc. Lease, dated December 15, 1993

                                   EXHIBIT "L"
                                   -----------


                TENANT IMPROVEMENT ALLOWANCE REIMBURSEMENT CRITERIA

      1. An application for payment signed by Tenant's Vice President of Construction certifying that the Improvements have been completed in compliance with Tenant's Plans and Specifications with only such modifications as are permitted by this law.

      2. A Certificate of Completion of the Improvements duly executed by Tenant's Vice President of Construction addressed to Landlord.

      3. "Record Drawings" in a form reasonably satisfactory to Landlord showing any modifications to Tenant's Plans and Specifications.

      4. Any bond or bonds required to release any stop notices received by Landlord or by Landlord's lender (currently, First Interstate Bank) with respect to Tenant's construction of the Improvements.

      5. Any other items reasonably required by Landlord's lender (currently, First Interstate Bank), as a condition to said lender's disbursement of any portion of the Tenant Improvement Allowance, including any lien waivers or affidavits unconditionally waiving lien rights (provided, however, said requirement may be alternatively satisfied by Tenant providing an indemnity which enables a title company to insure the priority of the lien of said lender's deed of trust against any mechanic's liens attributable to work performed by or at the request of Tenant, for which Tenant is financially responsible).

                                   EXHIBIT "M"
                                   -----------


                          TENTATIVE VESTING PARCEL MAP

                                 (See Attached)

                                   [ M A P ]

                                 [LETTERHEAD]



June 30, 1994


Dear Landlord,

Enclosed is your copy of the Assignment and Assumption of Lease made May 1, 1994, by and between Circuit City Stores, Inc. and Circuit City Stores West Coast, Inc.

If you have any questions, please call Jeff Fender at (804) 527-4000, extension 4492.

Sincerely,


/s/ Philip J. Dunn
------------------
Philip J. Dunn
Treasurer



PJD/kc

                                 [LETTERHEAD]


May 26, 1995


Circuit City Stores
9950 Mayland Drive
V.P.R.E.
Richmond, VA 23233

          RE: Circuit City Store #3322

Dear Sir:

Enclosed please find the fully executed Lease Commencement for the above referenced store.

Should you have any questions, please call.

Sincerely,


/s/ Ann Weatherford
--------------------
Ann Weatherford
Property Manager

                                 [LETTERHEAD]



                                                              Location #3322
                                                              2041 Whitman Ave.
                                                              Chico, CA

                                April 20, 1994

Chico Crossroads Center, Ltd.
c/o Commercial Management and Development
4811 Chippendale Drive, Suite 307
Sacramento, CA 95841


                      NOTIFICATION OF ASSIGNMENT OF LEASE

Dear Landlord:

      Circuit City Stores, Inc., a Virginia corporation ("Circuit City Stores"), is the tenant under a lease (the "Lease") for the Circuit City store referred to above.

      Circuit City Stores has now decided to assign its rights under the Lease to its wholly owned subsidiary, Circuit City Stores West Coast, Inc., a California corporation. The assignment will occur on May 1, 1994, or soon thereafter. A copy of the form of Assignment and Assumption Agreement that will be used in this transaction (the "Assignment") is attached. Upon completion of the transaction, a fully executed copy of the assignment agreement will be sent to you.

      The Lease will remain in full force and effect and Circuit City Stores will remain fully liable under the Lease.

                                       Very truly yours,

                                       CIRCUIT CITY STORES, INC.



                                       By: /s/ Benjamin B. Cummings
                                           ------------------------------------

                                       Its:           V.P.
                                           ------------------------------------